Registration Nos. 033-07647
811-04782

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 23, 2009
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-lA

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[_]
Post-Effective Amendment No. 116	[X]

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 117	[X]
(Check appropriate box or boxes)

HSBC INVESTOR FUNDS
(Exact name of registrant as specified in charter)
3435 Stelzer Road
Columbus, Ohio 43219-3035
(Address of principal executive offices)
Registrant’s Telephone Number, including area code: (617) 470-8000

Richard A. Fabietti, President
452 Fifth Avenue
New York, New York 10018
(Name and address of agent for service)
Please send copies of all communications to:

David J. Harris, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

It is proposed that this filing will become effective:
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]	on [date] pursuant to paragraph (b) of Rule 485
[X]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on [date] pursuant to paragraph (a)(1) of Rule 485
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ]	on [date] pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for previously filed post-effective amendment.

HSBC Global Asset Management (USA) Inc.

HSBC Investor World Selection Funds

Ticker Symbol

	Class A	Class B	Class C

HSBC Investor World Selection Aggressive Growth Strategy Fund (formerly, HSBC Investor LifeLine Aggressive Growth Strategy Fund)	HAAGX	HBAGX	HCAGX
HSBC Investor World Selection Growth Strategy Fund (formerly, HSBC Investor LifeLine Growth Strategy Fund)	HAGRX	HSBGX	HCGRX
HSBC Investor World Selection Moderate Growth Strategy Fund (formerly, HSBC Investor LifeLine Moderate Growth Strategy Fund)	HSAMX	HSBMX	HSCMX
HSBC Investor World Selection Conservative Growth Strategy Fund (formerly, HSBC Investor LifeLine Conservative Growth Strategy Fund)	HACGX	HBCGX	HCCGX

Prospectus

December 28, 2009

The World Selection Funds (each a “Fund” and, collectively, the “Funds”) are “funds of funds,” which seek their investment objectives by investing in mutual funds and exchange-traded funds (“Underlying Funds”).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS
IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

Table of Contents

Summary Section
This section summarizes each Fund’s investment objectives, strategies, fees, risks, past performance, portfolio turnover and portfolio managers and provides other information about your account.	4	HSBC Investor World Selection Aggressive Growth Strategy Fund
	13	HSBC Investor World Selection Growth Strategy Fund
	22	HSBC Investor World Selection Moderate Growth Strategy Fund
	30	HSBC Investor World Selection Conservative Growth Strategy Fund

Additional Information About the World Selection Funds’ Investment Strategies and Risks
This section provides additional details about the Funds’ investment strategies and risks.	6	Principal Investment Strategies
	7	Principal Investment Risks
	46	Additional Risks
	39	More Information About Indices
	51	Who May Want to Invest
	51	More Information About Fund Investments
	51	Portfolio Holdings
	51	The Two-Tier Fund Structure

Fund Management
Review this section for details on the people and organizations who provide services to the Funds.	52	The Investment Adviser
	53	Portfolio Managers
	54	The Distributor, Administrator and Sub-Administrator

Shareholder Information
Review this section for details on how shares are valued, and how to purchase, sell and exchange shares.	54	Pricing of Fund Shares
	56	Purchasing and Adding to Your Shares
	60	Selling Your Shares
	63	Distribution Arrangements/Sales Charges
	69	Distribution and Shareholder Servicing Arrangements—Revenue Sharing
This section also describes related charges, and payments of dividends and distributions.	69	Exchanging Your Shares
	71	Dividends, Distributions and Taxes

Financial Highlights
Review this section for details on selected financial statements of the Funds.		HSBC Investor World Selection Aggressive Growth Strategy Fund
HSBC Investor World Selection Growth Strategy Fund
HSBC Investor World Selection Moderate Growth Strategy Fund
HSBC Investor World Selection Conservative Growth Strategy Fund

HSBC Investor World Selection Aggressive Growth Strategy Fund

Summary Section

Class A, Class B and Class C Shares

Investment Objective	The investment objective of the HSBC Investor World Selection Aggressive Growth Strategy Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Investor Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page [59] of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Rights of Accumulation” on page [PAGE].

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.00%(1)	None	None
Maximum Deferred Sales Charge (load) (as a % of amount redeemed)	None	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C

Management fee	0.05%	0.05%	0.05%
Distribution (12b-1) fee	0.00%(2)	0.75%	0.75%
Other expenses:
Shareholder servicing fee	0.25%	0.25%	0.25%
Other operating expenses	0.95%	0.95%	0.95%
Total other expenses	1.20%	1.20%	1.20%
Acquired fund fees and expenses	0.73%	0.73%	0.73%
Total Annual Fund Operating Expenses	1.98%	2.73%	2.73%
Fee waiver and/or expense reimbursement(3)	0.48%	0.48%	0.48%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.50%	2.25%	2.25%

(1) Lower sales charges are available depending on the amount invested.

(2) There is a non-compensatory 12b-1 plan for Class A Shares which authorizes payments up to 0.25% of the Fund’s average daily net assets. No payments have been made under this plan and there is no current intention to charge this fee.

(3) HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement (“Agreement”) with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.50% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. The expense limitation shall be in effect until [March 1, 2011.] The Agreement shall terminate upon the termination of the Amended and Restated Master Investment Advisory Contract between HSBC Investor Funds and the Adviser, or it may be terminated by either party to the Agreement upon 90 days’ prior written notice..

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$645	$1,046	$1,472	$2,654
Class B Shares	$628	$1,002	$1,402	$2,679
Class C Shares	$328	$802	$1,402	$3,026

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$645	$1,046	$1,472	$2,654
Class B Shares	$228	$802	$1,402	$2,679
Class C Shares	$228	$802	$1,402	$3,026

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ %] of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in Underlying Funds. The Underlying Funds may be mutual funds managed by the Adviser, mutual funds managed by investment advisers that are not associated with the Adviser and exchange-traded funds (“ETFs”). The Fund may also purchase or hold individual securities.The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser may change the Fund’s target asset allocation periodically. The Adviser may consider a number of factors when determining whether to change the Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes and their performance in various market conditions. The Adviser anticipates maintaining each element of the Fund’s target allocation within a target investment range, and has determined a “neutral” target allocation for the Fund. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be used in respect of the Fund if the Adviser believes that none of the asset classes available for investment by the Fund provide greater potential for relative outperformance as compared to other available asset classes. The Adviser believes that the Fund’s actual allocation will typically vary (within the prescribed Investment Range) from the neutral target allocation.

At the end of each fiscal quarter, it is anticipated that the Fund will rebalance to its target asset allocation if its actual asset allocation varies by at least 5% from its target levels.

This table shows how the Adviser currently expects to allocate the Fund’s investments among asset classes and the sectors that make up each asset class.

	Investment Range	Neutral Target Allocation
Asset Class	(Approximate Percentage of the Fund’s Assets)
Underlying Equity Funds	50-100%	80%
U.S. Large Cap Growth
U.S. Large Cap Value
U.S. Small-cap
International Equity
Global Emerging Markets Equity
Underlying Fixed Income Funds	0-50%	13%
U.S. Fixed Income
High Yield Fixed Income
Global Emerging Markets Fixed Income
Other Underlying Funds and Investments	0-20%	6%
Private Equity Funds
Real Estate Funds

Commodity ETFs
Exchange Traded Notes
HSBC Investor Prime Money Market Fund	0-20%	1%

The percentage weightings are targets that may be adjusted in the Adviser’s discretion. When the Adviser believes market conditions are unfavorable or when suitable investments are not otherwise available, the Fund may invest any amount in cash, cash equivalents, high-quality, short-term debt securities, money market instruments and the HSBC Investor Prime Money Market Fund as a temporary defensive position.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks.

•     Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

•     Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise.

•     Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•     Style Risk: The risk that use of a particular investing style may fall out of favor in the market place for various periods of time and result in significant declines in the value of the Underlying Funds’ portfolio securities. Securities of companies considered to be growth investments held by Underlying Funds may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty. Securities of companies considered to be value investments can continue to be undervalued for long periods of time and not realize their expected value.

•     Capitalization Risk: Large capitalization stocks held by the Underlying Funds may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies held by the Underlying Funds may involve greater risks due to limited product lines, market and financial or managerial resources, as well as have more volatile stock prices and the potential for greater declines in stock prices in response to selling pressure. Small capitalization companies generally have more risk than medium capitalization companies.

•     Market Risk. The value of the securities in which the Underlying Funds invest may decline due to changing economic, political or market conditions or disappointing earnings results. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

• Issuer Risk: The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the Underlying Funds.

•     Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

• Interest Rate Risk: The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

• Credit Risk: The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•     Prepayment Risk: The risk that, during periods of falling interest rates, borrowers pay off their debt sooner than expected, forcing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•     Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•     Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

•     Derivatives/Leverage Risk: An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in traditional investments, and could increase the volatility of the Underlying Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of an Underlying Fund to be more volatile.

•     Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Underlying Funds’ investment performance.

•     Index Risk: The risk that the Underlying Funds’ performance will not correspond to its benchmark index for any period of time and may underperform the overall stock market.

•     Temporary Defensive Position Risk: The risk that the Fund may not achieve its investment objective during times of adverse market, economic or political conditions. During such times, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

•     Swap Risk: The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. If a counterparty to a swap agreement defaults on its payment obligations to an Underlying Fund, the value of the Fund’s investment in the Underlying Fund will decrease.

An investment in the Fund is not a deposit of HSBC Bank USA, NA and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about the risks of an investment in the Fund is provided in the “Additional Information About the World Selection Funds’ Investment Strategies and Risks” section of this prospectus.

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s performance. Performance reflects the historical performance of the Fund during periods when the Fund employed a different asset allocation model and strategy than the Fund currently employs. Performance is based on net expenses during the periods indicated and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower. Performance shown also reflects the impact of payments received by certain Underlying Funds during the year ended December 31, 2008 in connection with certain class action settlements. Absent such payments, returns would have been lower. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how its performance has varied from year to year. The returns for Class B Shares and Class C Shares will be lower than the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	2Q	2007	+8.36%
Worst Quarter:	4Q	2008	–23.14%

For the period January 1, 2009 through September 30, 2009, the aggregate (non-annualized) total return of the Fund’s Class A Shares was 29.73%].

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class B and Class C Shares may vary. The table further compares the Fund’s performance over time to that of the Standard & Poor’s 500 Index®, a broad-based securities index, the Aggressive Growth Blended Portfolio Index, and the LifeLine Aggressive Growth Blended Index. The Aggressive Growth Blended Portfolio Index consists of a blend by percentage of the following indices: Russell 1000 Index (15.4%); Russell 2000 Index (1.7%); Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”) (5.4%); Morgan Stanley Capital International Emerging Market Index (1.0%); Barclays Capital US Aggregate Bond Index (44.3%); Merrill Lynch US High Yield Master II Index (11.1%); Merrill Lynch Global Emerging Market Sovereign Plus Index (8.7%); LPX50 (0.4%); FTSE EPRA/NAREIT Developed Index Net TRI (0.4%); Dow Jones UBS Commodity Index (6.6%); Credit Suisse Tremont HF Multi-Strategy (2.8%) and cash (2.1%). The LifeLine Aggressive Growth Blended Portfolio Index consists of a blend by percentage of the following indices: The Citigroup U.S. Domestic 3-Month T-Bill (1%); Russell 1000® Growth Index (21%); Russell 1000® Value Index (21%); Russell 2500® Growth Index (34%) and the MSCI EAFE Index (23%). For additional information regarding these indices, see “More Information About Indices” on page [insert] of this prospectus.

Average Annual Total Returns^ (for the periods ended December 31, 2008)

	Inception Date	1 Year	Since Inception

Class A Return Before Taxes	Feb. 14, 2005	–44.78%	–4.76%
Class A Return After Taxes on Distributions	Feb. 14, 2005	–44.78%	–5.00%
Class A Return After Taxes on Distributions and Sale of Fund Shares	Feb. 14, 2005	–29.10%	–3.86%
Class B Return Before Taxes (with applicable CDSC)	Feb. 9, 2005	–44.65%	–4.38%
Class C Return Before Taxes (with applicable CDSC)	June 10, 2005	–42.88%	–4.52%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	—	–36.99%	–4.72%*
Aggressive Growth Blended Portfolio Index (reflects no deduction for fees, expenses or taxes)**	—	[ ]	[ ]*
LifeLine Aggressive Growth Blended Portfolio Index (reflects no deduction for fees, expenses or taxes)**	—	–39.79%	–8.61%*

^

The Fund implemented its current investment strategy effective December 28, 2009. The performance of the Fund for periods prior to December 28, 2009 is not representative of the Fund’s current investment strategy.

During the year ended December 31, 2008, certain Underlying Funds received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of the Fund’s investments in these Underlying Funds, the total return for the year ended December 31, 2008 was higher than it would have been had these Underlying Funds not received the payment.

*	Since January 31, 2005.
**	Effective December 28, 2009 the composition of the Aggressive Growth Blended Portfolio Index was changed to correlate with a change to the Fund’s investment strategy.

For further information about these indices, see “More Information About Indices” on page [insert] of this prospectus.

Investment Adviser HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Managers
Mr. Randeep Brar, CFA, Vice President and Head of Multimanager New York, and Ms. Simona Paravani [TITLE] have co-managed the Fund since December 2009. Mr. Brar was the Fund’s sole portfolio manager between December 2008 and December 2009.

Purchasing and Selling Your Shares
You may purchase or redeem Fund shares on any business day by mail (HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although these minimums may be reduced or waived in some cases.

Account Type	Minimum Initial Investment*	Minimum Subsequent Investment*
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
* Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Tax Information
The Fund intends to declare and pay dividends from net investment income, if any, at least annually. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information. In addition, the Fund’s Adviser may engage in revenue sharing arrangements. See “Distributor and Shareholder Servicing Arrangements Revenue Sharing”.

HSBC Investor World Selection Growth Strategy Fund

Summary Section

Class A, Class B and Class C Shares

Investment Objective The investment objective of the HSBC Investor World Selection Growth Strategy Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Investor Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page [59] of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Rights of Accumulation” on page [PAGE].

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.00%(1)	None	None
Maximum Deferred Sales Charge (load) (as a % of amount redeemed)	None	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C

Management fee	0.05%	0.05%	0.05%
Distribution (12b-1) fee	0.00%(2)	0.75%	0.75%
Other expenses:
Shareholder servicing fee	0.25%	0.25%	0.25%
Other operating expenses	0.53%	0.53%	0.53%
Total other expenses	0.78%	0.78%	0.78%
Acquired fund fees and expenses	0.70%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.53%	2.28%	2.28%
Fee waiver and/or expense reimbursement(3)	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.50%	2.25%	2.25%

(1) Lower sales charges are available depending on the amount invested.

(2) There is a non-compensatory 12b-1 plan for Class A Shares which authorizes payments up to 0.25% of the Fund’s average daily net assets. No payments have been made under this plan and there is no current intention to charge this fee.

(3)HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement (“Agreement”) with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investment in the HSBC Investor Prime Money Market Fund) to an annual rate of 1.50% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. The expense limitation shall be in effect until [March 1, 2011.] The Agreement shall terminate upon the termination of the Amended and Restated Master Investment Advisory Contract between HSBC Investor Funds and the Adviser, or it may be terminated by either party to the Agreement upon 90 days’ prior written notice.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$645	$946	$1,290	$2,230
Class B Shares	$628	$909	$1,217	$2,252
Class C Shares	$328	$709	$1,217	$2,613

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$645	$956	$1,290	$2,230
Class B Shares	$228	$709	$1,217	$2,252
Class C Shares	$228	$709	$1,217	$2,613

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [   %] of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in Underlying Funds. The Underlying Funds may be mutual funds managed by the Adviser, mutual funds managed by investment advisers that are not associated with the Adviser and exchange-traded funds (“ETFs”). The Fund may also purchase or hold individual securities.

The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser may change the Fund’s target asset allocation periodically. The Adviser may consider a number of factors when determining whether to change the Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes and their performance in various market conditions. The Adviser anticipates maintaining each element of the Fund’s target allocation within a target investment range, and has determined a “neutral” target allocation for the Fund. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be used in respect of the Fund if the Adviser believes that none of the asset classes available for investment by the Fund provide greater potential for relative outperformance as compared to other available asset classes. The Adviser believes that the Fund’s actual allocation will typically vary (within the prescribed Investment Range) from the neutral target allocation.

At the end of each fiscal quarter, it is anticipated that the Fund will rebalance to its target asset allocation if its actual asset allocation varies by at least 5% from its target levels.

This table shows how the Adviser currently expects to allocate the Fund’s investments among asset classes and the sectors that make up each asset class.

	Investment Range	Neutral Target Allocation
Asset Class	(Approximate Percentage of the Fund’s Assets)
Underlying Equity Funds	30-80%	54%
U.S. Large Cap Growth
U.S. Large Cap Value
U.S. Small-cap
International Equity
Global Emerging Markets Equity
Underlying Fixed Income Funds	20-70%	32%
U.S. Fixed Income
High Yield Fixed Income
Global Emerging Markets Fixed Income
Other Underlying Funds and Investments	0-20%	12%
Private Equity Funds

Real Estate Funds
Commodity ETFs
Exchange Traded Notes
HSBC Investor Prime Money Market Fund	0-20%	2%

The percentage weightings are targets that may be adjusted in the Adviser’s discretion. When the Adviser believes market conditions are unfavorable or when suitable investments are not otherwise available, the Fund may invest any amount in cash, cash equivalents, high-quality, short-term debt securities, money market instruments or the HSBC Investor Prime Money Market Fund as a temporary defensive position.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks.

•     Allocation Risk: The risk that Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

•     Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser for the Underlying Funds or otherwise.

•     Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•     Style Risk: The risk that use of a particular investing style may fall out of favor in the market place for various periods of time and result in significant declines in the value of the Underlying Funds’ portfolio securities. Securities of companies considered to be growth investments held by Underlying Funds may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty. Securities of companies considered to be value investments can continue to be undervalued for long periods of time and not realize their expected value.

•     Capitalization Risk: Large capitalization stocks held by the Underlying Funds may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies held by the Underlying Funds may involve greater risks due to limited product lines, market and financial or managerial resources, as well as have more volatile stock prices and the potential for greater declines in stock prices in response to selling pressure. Small capitalization companies generally have more risk than medium capitalization companies.

•     Market Risk. The value of the securities in which the Underlying Funds invest may decline due to changing economic, political or market conditions or disappointing earnings results. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

• Issuer Risk: The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the Underlying Funds.

•     Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

•     High Yield (“Junk Bonds”) Risk: The Fund could lose money or experience a lower rate of return if an Underlying Fund holds high-yield securities that are subject to higher credit risks and are less liquid than other fixed income securities.

• Interest Rate Risk: The risk that increases in interest rates can cause the prices of fixed-income securities to decline.
• Credit Risk: The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•     Prepayment Risk: The risk that, during periods of falling interest rates, borrowers pay off their debt sooner than expected, forcing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•     Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•     Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.

•     Derivatives/Leverage Risk: An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in traditional investments, and could increase the volatility of the Underlying Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of an Underlying Fund to be more volatile.

• Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect Underlying Funds’ investment performance.
• Index Risk: The risk that the Underlying Funds’ performance will not correspond to its benchmark index for any period of time and may underperform the overall stock market.

•     Temporary Defensive Position Risk: The risk that the Fund may not achieve its investment objective during times of adverse market, economic or political conditions. During such times, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

•     Swap Risk: The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. If a counterparty to a swap agreement defaults on its payment obligations to an Underlying Fund, the value of the Fund’s investment in the Underlying Fund will decrease.

An investment in the Fund is not a deposit of HSBC Bank USA, NA and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about the risks of an investment in the Fund is provided in the “Additional Information About the World Selection Funds’ Investment Strategies and Risks” section of this prospectus.

Performance Bar Chart and Table
The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s performance. Performance reflects the historical performance of the Fund during periods when the Fund employed a different asset allocation model and strategy than the Fund currently employs. Performance is based on net expenses during the periods indicated and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower. Performance shown also reflects the impact of payments received by certain Underlying Funds during the year ended December 31, 2008 in connection with certain class action settlements. Absent such payments, returns would have been lower. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how its performance has varied from year to year. The returns for Class B Shares and Class C Shares will be lower than the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	4Q	2006	+6.46%
Worst Quarter:	4Q	2008	–19.41%

For the period January 1, 2009 through September 30, 2009, the aggregate (non-annualized) total return of the Fund’s Class A Shares was [26.76%].

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class B and Class C Shares may vary. The table further compares the Fund’s performance over time to that of the Standard & Poor’s 500 Index®, a broad-based securities index, the Growth Blended Portfolio Index, and the LifeLine Growth Blended Portfolio Index. The Growth Blended Portfolio Index consists of a blend by percentage of the following indices: Russell 1000 Index (24.9%); Russell 2000 Index (2.8%); Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”) (6.4%); Morgan Stanley Capital International Emerging Market Index (5.1%); Barclays Capital US Aggregate Bond Index (26.6%); Merrill Lynch US High Yield Master II Index (11.6%); Merrill Lynch Global Emerging Market Sovereign Plus Index (8.7%); LPX50 (2.0%); FTSE EPRA/NAREIT Developed Index Net TRI (1.6%); Dow Jones-UBS Commodity Index (7.1%); Credit Suisse Tremont HF Multi-Strategy Index (1.5%) and cash (1.8%). The LifeLine Growth Blended Portfolio Index consists of a blend by percentage of the following indices: The Citigroup U.S. Domestic 3-Month T-Bill (1%); Citigroup U.S. High Yield Market Capped Index (2%); Barclays Capital U.S. Aggregate Bond Index (15%); Russell 1000® Growth Index (21%); Russell 1000® Value Index (21%); Russell 2500® Growth Index (20%), and the MSCI EAFE Index (20%). For additional information regarding these indices, please see “More Information About Indices” on page [insert] of this prospectus.

Average Annual Total Returns^ (for the periods ended December 31, 2008)

	Inception Date	1 Year	Since Inception

Class A Return Before Taxes	Feb. 8, 2005	–39.90%	–3.58%
Class A Return After Taxes on Distributions	Feb. 8, 2005	–40.00%	–3.91%
Class A Return After Taxes on Distributions and Sale of Fund Shares	Feb. 8, 2005	–25.81%	–2.91%
Class B Return Before Taxes (with applicable CDSC)	Feb. 1, 2005	–39.76%	–2.98%
Class C Return Before Taxes (with applicable CDSC)	April 27, 2005	–37.77%	–2.76%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	—	–36.99%	–4.72%*
Growth Blended Portfolio Index (reflects no deduction for fees, expenses or taxes)**	—	–33.54%	–2.48%*

LifeLine Growth Blended Portfolio Index (reflects no deduction for fees, expenses or taxes)**	—	[ ]	%	[ ]	%*

^

The Fund implemented its current investment strategy effective December 28, 2009. The performance of the Fund for periods prior to December 28, 2009 is not representative of the Fund’s current investment strategy.

During the year ended December 31, 2008, certain Underlying Funds received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of the Fund’s investments in these Underlying Funds, the total return for the year ended December 31, 2008 was higher than it would have been had these Underlying Funds not received the payment.

*	Since January 31, 2005.
**	Effective December 28, 2009 the composition of the Growth Blended Portfolio Index was changed to correlate with a change to the Fund’s investment strategy.

For further information about these indices, see “More Information About Indices” on page [     ] of this prospectus.

Investment Adviser
HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Managers
Mr. Randeep Brar, CFA, Vice President and Head of Multimanager New York, and Ms. Simona Paravani [TITLE] have co-managed the Fund since December 2009. Mr. Brar was the Fund’s sole portfolio manager between December 2008 and December 2009.

Purchasing and Selling Your Shares
You may purchase or redeem Fund shares on any business day by mail (HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although these minimums may be reduced or waived in some cases.

	Minimum	Minimum
Account Type	Initial Investment*	Subsequent Investment*
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25

*   Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Tax Information
The Fund intends to declare and pay dividends from net investment income, if any, at least annually. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information. In addition, the Fund’s Adviser may engage in revenue sharing arrangements. See “Distributor and Shareholder Servicing Arrangements Revenue Sharing”.

HSBC Investor World Selection Moderate Growth Strategy Fund

Summary Section

Class A, Class B and Class C Shares

Investment Objective The investment objective of the HSBC Investor World Selection Moderate Growth Strategy Fund (the “Fund”) is high total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Investor Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page[59] of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Rights of Accumulation” on page [PAGE].

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.00% (1)	None	None
Maximum Deferred Sales Charge (load) (as a % of amount redeemed)	None	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C

Management fee	0.05%	0.05%	0.05%
Distribution (12b-1) fee	0.00% (2)	0.75%	0.75%
Other expenses:
Shareholder servicing fee	0.25%	0.25%	0.25%
Other operating expenses	0.53%	0.53%	0.53%
Total other expenses	0.78%	0.78%	0.78%
Acquired fund fees and expenses	0.65%	0.65%	0.65%
Total Annual Fund Operating Expenses(3)	1.48%	2.23%	2.23%

(1) Lower sales charges are available depending on the amount invested.

(2) There is a non-compensatory 12b-1 plan for Class A Shares which authorizes payments up to 0.25% of the Fund’s average daily net assets. No payments have been made under this plan and there is no current intention to charge this fee.

(3) HSBC Global Asset Management (USA), Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement (“Agreement”) with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investment in the HSBC Investor Prime Money Market Fund) to an annual rate of 1.50% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. The expense limitation shall be in effect until [March 1, 2011.] The Agreement shall terminate upon the termination of the Amended and Restated Master Investment Advisory Contract between HSBC Investor Funds and the Adviser, or it may be terminated by either party to the Agreement upon 90 days’ prior written notice.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$643	$945	$1,268	$2,180
Class B Shares	$626	$897	$1,195	$2,202
Class C Shares	$326	$697	$1,195	$2,565

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$643	$945	$1,268	$2,180
Class B Shares	$226	$697	$1,195	$2,202
Class C Shares	$226	$697	$1,195	$2,565

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [   %] of the average value of its portfolio.

Principal Investment Strategies
The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in Underlying Funds. The Underlying Funds may be mutual funds managed by the Adviser, mutual funds managed by investment advisers that are not associated with the Adviser and exchange-traded funds (“ETFs”). The Fund may also purchase or hold individual securities.

The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser may change the Fund’s target asset allocation periodically. The Adviser may consider a number of factors when determining whether to change the Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes and their performance in various market conditions. The Adviser anticipates maintaining each element of the Fund’s target allocation within a target investment range, and has determined a “neutral” target allocation for the Fund. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be used in respect of the Fund if the Adviser believes that none of the asset classes available for investment by the Fund provide greater potential for relative outperformance as compared to other available asset classes. The Adviser believes that the Fund’s actual allocation will typically vary (within the prescribed Investment Range) from the neutral target allocation.

At the end of each fiscal quarter, it is anticipated that the Fund will rebalance to its target asset allocation if its actual asset allocation varies by at least 5% from its target levels.

This table shows how the Adviser currently expects to allocate the Fund’s investments among asset classes and the sectors that make up each asset class.

Asset Class	Investment Range (Approximate Percentage of the Fund’s Assets)	Neutral Target Allocation
Underlying Equity Funds	20-70%	39%
U.S. Large Cap Growth
U.S. Large Cap Value
U.S. Small-cap
International Equity
Global Emerging Markets Equity
Underlying Fixed Income Funds	30-80%	47%
U.S. Fixed Income
High Yield Fixed Income
Global Emerging Markets Fixed Income
Other Underlying Funds and Investments	0-20%	12%
Private Equity Funds
Real Estate Funds
Commodity ETFs
Exchange Traded Notes
HSBC Investor Prime Money Market Fund	0-20%	2%

The percentage weightings are targets that may be adjusted in the Adviser’s discretion. When the Adviser believes market conditions are unfavorable or when suitable investments are not otherwise available, the Fund may invest any amount in cash, cash equivalents, high-quality, short-term debt securities, money market instruments or the HSBC Investor Prime Money Market Fund as a temporary defensive position.

Principal Investment Risks
You could lose money by investing in the Fund. The Fund has the following principal investment risks.

•     Allocation Risk: The risk that Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.
•     Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser for the Underlying Funds or otherwise.
•     Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•     Style Risk: The risk that use of a particular investing style may fall out of favor in the market place for various periods of time and result in significant declines in the value of the Underlying Funds’ portfolio securities. Securities of companies considered to be growth investments held by Underlying Funds may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty. Securities of companies considered to be value investments can continue to be undervalued for long periods of time and not realize their expected value.

•     Market Risk. The value of the securities in which the Underlying Funds invest may decline due to changing economic, political or market conditions or disappointing earnings results. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

• Issuer Risk: The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the Underlying Funds.
•     Fixed Income Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

•     High Yield (“Junk Bonds”) Risk: The Fund could lose money or experience a lower rate of return if an Underlying Fund holds high-yield securities that are subject to higher credit risks and are less liquid than other fixed income securities.

• Interest Rate Risk: The risk that increases in interest rates can cause the prices of fixed-income securities to decline.
• Credit Risk: The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•     Prepayment Risk: The risk that, during periods of falling interest rates, borrowers pay off their debt sooner than expected, forcing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•     Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•     Derivatives/Leverage Risk: An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in traditional investments, and could increase the volatility of the Underlying Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of an Underlying Fund to be more volatile.
•     Foreign Securities/Emerging Markets Risk: Foreign securities, including those of emerging market issuers, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed foreign markets.
•     Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect Underlying Funds’ investment performance.
•     Index Risk: The risk that the Underlying Funds’ performance will not correspond to its benchmark index for any period of time and may underperform the overall stock market.
•     Temporary Defensive Position Risk: The risk that the Fund may not achieve its investment objective during times of adverse market, economic or political conditions. During such times, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, high-quality, short-term debt securities and money market instruments for temporary defensive purposes.
•     Swap Risk: The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. If a counterparty to a swap agreement defaults on its payment obligations to an Underlying Fund, the value of the Fund’s investment in the Underlying Fund will decrease.

An investment in the Fund is not a deposit of HSBC Bank USA, NA and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about the risks of an investment in the Fund is provided in the “Additional Information About the World Selection Funds’ Investment Strategies and Risks” section of this prospectus.

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s performance. Performance reflects the historical performance of the Fund during periods when the Fund employed a different asset allocation model and strategy than the Fund currently employs. Performance is based on net expenses during the periods indicated and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower. Performance shown also reflects the impact of payments received by certain Underlying Funds during the year ended December 31, 2008 in connection with certain class action settlements. Absent such payments, returns would have been lower. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how its performance has varied from year to year. The returns for Class B Shares and Class C Shares will be lower than the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	4Q	2006	+5.60%
Worst Quarter:	4Q	2008	–15.57%

For the period January 1, 2009 through September 30, 2009, the aggregate (non-annualized) total return of the Fund’s Class A Shares was [     %].

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class B and Class C Shares may vary. The table further compares the Fund’s performance over time to that of the Standard & Poor’s 500 Index®, a broad-based securities index, the Moderate Growth Blended Portfolio Index, and the LifeLine Moderate Growth Blended Portfolio Index. The Moderate Growth Blended Portfolio Index consists of a blend by percentage of the following indices: Russell 1000 Index (36.7%); Russell 2000 Index (4.1%); Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”)(6.4%); Morgan Stanley Capital International Emerging Market Index (7.0%); Barclays Capital US Aggregate Bond Index (13.1%); Merrill Lynch US High Yield Master II Index (11.6%); Merrill Lynch Global Emerging Market Sovereign Plus Index (7.8%); LPX50 (3.4%); FTSE EPRA/NAREIT Developed Index Net TRI (1.7%); Dow Jones UBS Commodity Index (6.1%); Credit Suisse Tremont HF Multi-Strategy (0.5%) and cash (1.5%). The LifeLine Moderate Growth Blended Portfolio Index consists of a blend by percentage of the following indices: The Citigroup U.S. Domestic 3-Month T-Bill (6%); Barclays Capital U.S. Aggregate Bond Index (26%); Citigroup U.S. High Yield Market Capped Index (5%); Russell 1000® Growth Index (19%); Russell 1000® Value Index (18%); Russell 2500® Growth Index (11%) and the MSCI EAFE Index (15%). For additional information regarding these indices, please see “More Information About Indices” on page [     ] of this prospectus.

Average Annual Total Returns^(for the periods ended December 31, 2008)

	Inception Date	1 Year	Since Inception

Class A Return Before Taxes	Feb. 3, 2005	–34.06%	–3.05%
Class A Return After Taxes on Distributions	Feb. 3, 2005	–34.33%	–3.54%
Class A Return After Taxes on Distributions and Sale of Fund Shares	Feb. 3, 2005	–21.98%	–2.58%
Class B Return Before Taxes (with applicable CDSC)	Feb. 1, 2005	–33.82%	–2.57%
Class C Return Before Taxes (with applicable CDSC)	June 10, 2005	–31.76%	–3.13%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	—	–36.99%	–4.72%*
Moderate Growth Blended Portfolio Index (reflects no deduction for fees, expenses or taxes)**	—	–26.55%	–1.09%*
LifeLine Moderate Growth Blended Portfolio Index (reflects no deduction for fees, expenses or taxes)**	—	[ ]%	[ ]%*

^

The Fund implemented its current investment strategy effective December 28, 2009. The performance of the Fund for periods prior to December 28, 2009 is not representative of the Fund’s current investment strategy.

During the year ended December 31, 2008, certain Underlying Funds received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of the Fund’s investments in these Underlying Funds, the total return for the year ended December 31, 2008 was higher than it would have been had these Underlying Funds not received the payment.

*	Since January 31, 2005.
**	Effective December 28, 2009 the composition of the Moderate Growth Blended Portfolio Index was changed to correlate with a change to the Fund’s investment strategy.

For further information about these indices, see “More Information About Indices” on page [ ] of this prospectus.

Investment Adviser
HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Managers
Mr. Randeep Brar, CFA, Vice President and Head of Multimanager New York, and Ms. Simona Paravani [TITLE] have co-managed the Fund since December 2009. Mr. Brar was the Fund’s sole portfolio manager between December 2008 and December 2009.

Purchasing and Selling Your Shares
You may purchase or redeem Fund shares on any business day by mail (HSBC Investor Funds, PO Box 182845,Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although these minimums may be reduced or waived in some cases.

Account Type	Minimum Initial Investment*	Minimum Subsequent Investment*
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25
* Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Tax Information
The Fund intends to declare and pay dividends from net investment income, if any, quarterly. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information. In addition, the Fund’s Adviser may engage in revenue sharing arrangements. See “Distributor and Shareholder Servicing Arrangements Revenue Sharing”.

HSBC Investor World Selection Conservative Growth Strategy Fund

Summary Section

Class A, Class B and Class C Shares

Investment Objective The investment objective of the HSBC Investor World Selection Conservative Growth Strategy Fund (the “Fund”) is high total return consisting of long-term growth of capital and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Investor Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page [59] of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Rights of Accumulation” on page [PAGE].

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C

Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.00%(1)	None	None
Maximum Deferred Sales Charge (load) (as a% of amount redeemed)	None	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C

Management fee	0.05%	0.05%	0.05%
Distribution (12b-1) fee	0.00%(2)	0.75%	0.75%
Other expenses:
Shareholder servicing fee	0.25%	0.25%	0.25%
Other operating expenses	0.86%	0.86%	0.86%
Total other expenses	1.11%	1.11%	1.11%
Acquired fund fees and expenses	0.56%	0.56%	0.56%
Total Annual Fund Operating Expenses	1.72%	2.47%	2.47%
Fee waiver and/or expense reimbursement(3)	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.50%	2.25%	2.25%

(1) Lower sales charges are available depending on the amount invested.

(2) There is a non-compensatory 12b-1 plan for Class A Shares which authorizes payments up to 0.25% of the Fund’s average daily net assets. No payments have been made under this plan and there is no current intention to charge this fee.

(3) HSBC Global Asset Management (USA) Inc., the Fund’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investment in the HSBC Investor Prime Money Market Fund) to an annual rate of 1.50% for Class A Shares, 2.25% for Class B Shares and 2.25% for Class C Shares. The expense limitation shall be in effect until [March 1, 2011.] The Agreement shall terminate upon the termination of the Amended and Restated Master Investment Advisory Contract between HSBC Investor Funds and the Adviser, or it may be terminated by either party to the Agreement upon 90 days’ prior written notice.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$645	$994	$1,367	$2,411
Class B Shares	$628	$949	$1,296	$2,435
Class C Shares	$328	$749	$1,296	$2,790

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$645	$994	$1,367	$2,411
Class B Shares	$228	$749	$1,296	$2,435
Class C Shares	$228	$749	$1,296	$2,790

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ %] of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in Underlying Funds. The Underlying Funds may be mutual funds managed by the Adviser, mutual funds managed by investment advisers that are not associated with the Adviser and exchange-traded funds (“ETFs”). The Fund may also purchase or hold individual securities.

The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser may change the Fund’s target asset allocation periodically. The Adviser may consider a number of factors when determining whether to change the Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes and their performance in various market conditions. The Adviser anticipates maintaining each element of the Fund’s target allocation within a target investment range, and has determined a “neutral” target allocation for the Fund. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be used in respect of the Fund if the Adviser believes that none of the asset classes available for investment by the Fund provide greater potential for relative outperformance as compared to other available asset classes. The Adviser believes that the Fund’s actual allocation will typically vary (within the prescribed Investment Range) from the neutral target allocation.

At the end of each fiscal quarter, it is anticipated that the Fund will rebalance to its target asset allocation if its actual asset allocation varies by at least 5% from its target levels.

This table shows how the Adviser currently expects to allocate the Fund’s investments among asset classes and the sectors that make up each asset class.

Asset Class	Investment Range (Approximate Percentage of the Fund’s Assets)	Neutral Target Allocation
Underlying Equity Funds	0-50%	24%
U.S. Large Cap Growth
U.S. Large Cap Value
U.S. Small-cap
International Equity
Global Emerging Markets Equity
Underlying Fixed Income Funds	50-100%	64%
U.S. Fixed Income
High Yield Fixed Income
Global Emerging Markets Fixed Income
Other Underlying Funds and Investments	0-20%	10%
Private Equity Funds

Real Estate Funds
Commodity ETFs
Exchange Traded Notes
HSBC Investor Prime Money Market Fund	0-20%	2%

The percentage weightings are targets that may be adjusted in the Adviser’s discretion. When the Adviser believes market conditions are unfavorable or when suitable investments are not otherwise available, the Fund may invest any amount in cash, cash equivalents, high-quality, short-term debt securities, money market instruments or the HSBC Investor Prime Money Market Fund as a temporary defensive position.

Principal Investment Risks
You could lose money by investing in the Fund. The Fund has the following principal investment risks.

•     Allocation Risk: The risk that Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

•     Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser for the Underlying Funds or otherwise.

•     Equity Securities Risk: A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in equity securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•     Style Risk: The risk that use of a particular investing style may fall out of favor in the market place for various periods of time and result in significant declines in the value of the Underlying Funds’ portfolio securities. Securities of companies considered to be growth investments held by Underlying Funds may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty. Securities of companies considered to be value investments can continue to be undervalued for long periods of time and not realize their expected value.

•     Market Risk. The value of the securities in which the Underlying Funds invest may decline due to changing economic, political or market conditions or disappointing earnings results. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

• Issuer Risk: The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the Underlying Funds.

•     Fixed Income Securities Risk. A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

•     High Yield (“Junk Bonds”) Risk: The Fund could lose money or experience a lower rate of return if an Underlying Fund holds high-yield securities that are subject to higher credit risks and are less liquid than other fixed income securities.

• Interest Rate Risk: The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

• Credit Risk: The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

•     Prepayment Risk: The risk that, during periods of falling interest rates, borrowers pay off their debt sooner than expected, forcing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•     Extension Risk: The risk that during periods of rising interest rates, borrowers pay off their debt later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

•     Derivatives/Leverage Risk: An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in traditional investments, and could increase the volatility of the Underlying Fund’s net asset value per share and cause you to lose money. Leverage, including borrowing, may also cause the net asset value of an Underlying Fund to be more volatile.

•     Foreign Securities/Emerging Markets Risk: Foreign securities, including those issued in emerging markets, are subject to additional risks including international trade, currency, political, and regulatory risks. Securities issued in emerging markets generally have more risk than securities issued in more developed foreign markets.

•     Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Underlying Funds’ investment performance.

• Index Risk: The risk that the Underlying Funds’ performance will not correspond to its benchmark index for any period of time and may underperform the overall stock market.

•     Temporary Defensive Position Risk: The risk that the Fund may not achieve its investment objective during times of adverse market, economic or political conditions. During such times, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

•     Swap Risk: The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. If a counterparty to a swap agreement defaults on its payment obligations to an Underlying Fund, the value of the Fund’s investment in the Underlying Fund will decrease.

An investment in the Fund is not a deposit of HSBC Bank USA, NA and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

More information about the risks of an investment in the Fund is provided in the “More About Risks and Investment Strategies” section of this prospectus.

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s performance. Performance reflects the historical performance of the Fund during periods when the Fund employed a different asset allocation model and strategy than the Fund currently employs. Performance is based on net expenses during the periods indicated and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower. Performance shown also reflects the impact of payments received by certain Underlying Funds during the year ended December 31, 2008 in connection with certain class action settlements. Absent such payments, returns would have been lower. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how its performance has varied from year to year. The returns for Class B Shares and Class C Shares will be lower than the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	4Q 2006	+4.39%	4Q 2006
Worst Quarter:	4Q 2008	–11.36%	4Q 2008

For the period January 1, 2009 through September 30, 2009, the aggregate (non-annualized) total return of the Fund’s Class A Shares was [18.03%].

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class B and Class C Shares may vary. The table further compares the Fund’s performance over time to that of the Standard & Poor’s 500 Index®, a broad-based securities index, the Conservative Growth Blended Portfolio Index, and the LifeLine Conservative Growth Blended Portfolio Index. The Conservative Growth Blended Portfolio Index consists of a blend by percentage of the following indices: Russell 1000 Index (51.1%); Russell 2000 Index (5.7%); Morgan Stanley Capital International Europe Australasia and Far East Index (“MSCI EAFE Index”)(10.3%); Morgan Stanley Capital International Emerging Market Index (13.4%); Barclays Capital US Aggregate Bond Index (5.0%); Merrill Lynch US High Yield Master II Index (7.4%); Merrill Lynch Global Emerging Market Sovereign Plus Index (0.7%); LPX50 (4.6%); FTSE EPRA/NAREIT Developed Index Net TRI (0.5%); Dow Jones-UBS Commodity Index (0.4%); Credit Suisse Tremont HF Multi-Strategy Index (0.0%) and cash (1.0%). The LifeLine Conservative Growth Blended Portfolio Index consists of a blend by percentage of the following indices: The Citigroup U.S. Domestic 3-Month T-Bill (21%); Citigroup U.S. High Yield Market Capped Index (8%); Barclays Capital U.S. Aggregate Bond Index (25%); Barclays Capital Intermediate U.S. Aggregate Bond Index (3%); Russell 1000® Growth Index (15%); Russell 1000® Value Index (14%); Russell 2500® Growth Index (4%) and the MSCI EAFE Index (10%). For additional information regarding these indices, please see “More Information About Indices” on page [     ] of this prospectus. Average Annual Total Returns^(for the periods ended December 31, 2008)

	Inception Date	1 Year	Since Inception

Class A Return Before Taxes	Feb. 23, 2005	–26.84%	–2.27%
Class A Return After Taxes on Distributions	Feb. 23, 2005	–27.30%	–2.94%
Class A Return After Taxes on Distributions and Sale of Fund Shares	Feb. 23, 2005	–17.31%	–2.11%
Class B Return Before Taxes (with applicable CDSC)	Feb. 17, 2005	–26.63%	–2.01%
Class C Return Before Taxes (with applicable CDSC)	April 19, 2005	–24.34%	–1.16%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	—	–36.99%	–4.72%*
Conservative Growth Blended Portfolio Index (reflects no deduction for fees, expenses or taxes)**	—	–18.96%	0.06%*
LifeLine Conservative Growth Blended Portfolio Index (reflects no deduction for fees, expenses or taxes)**	—	–[ ] %	[ ] %*

^

The Fund implemented its current investment strategy effective December 28, 2009. The performance of the Fund for periods prior to December 28, 2009 is not representative of the Fund’s current investment strategy.

During the year ended December 31, 2008, certain Underlying Funds received a one-time payment in respect of a class action settlement which had the result of increasing their total returns. By virtue of the Fund’s investments in these Underlying Funds, the total return for the year ended December 31, 2008 was higher than it would have been had these Underlying Funds not received the payment.

* Since January 31, 2005.
** Effective December 28, 2009 the composition of the Moderate Growth Blended Portfolio Index was changed to correlate with a change to the Fund’s investment strategy.

For further information about these indices, see “More Information About Indices” on page [ ] of this prospectus.

Investment Adviser
HSBC Global Asset Management (USA) Inc. is the Fund’s investment adviser.

Portfolio Managers

Mr. Randeep Brar, CFA, Vice President and Head of Multimanager New York, and Ms. Simona Paravani [TITLE] have co-managed the Fund since December 2009. Mr. Brar was the Fund’s sole portfolio manager between December 2008 and December 2009.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day by mail (HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845), wire transfer, or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below, although these minimums may be reduced or waived in some cases.

Account Type	Minimum Initial Investment*	Minimum Subsequent Investment*
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25

*   Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, quarterly. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer and investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information. In addition, the Fund’s Adviser may engage in revenue sharing arrangements. See “Distributor and Shareholder Servicing Arrangements Revenue Sharing”.

Additional Information About the World Selection Funds’ Investment Strategies and Risks

More About Risks and Investment Strategies

Each World Selection Fund seeks to achieve its investment objective by investing its assets primarily in a combination of Underlying Funds. Each World Selection Fund may purchase or hold individual securities. The World Selection Funds provide an asset allocation option to investors who seek to diversify their investment across a variety of asset classes. Underlying Funds present varying degrees of potential investment risk and reward. The risk and potential reward profile of each World Selection Fund will vary due to the differences in their Underlying Funds’ percentage weightings.

The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser may change each World Selection Fund’s target asset allocation periodically. The Adviser may consider a number of factors when determining whether to change the World Selection Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes and their performance in various market conditions. The neutral target allocation represents the approximate allocation among asset classes that the Adviser believes would be used in respect of the World Selection Fund if the Adviser believes that none of the asset classes available for investment by the World Selection Fund provide greater potential for relative outperformance as compared to other available asset classes. The Adviser believes that the World Selection Fund’s actual allocation will typically vary (within the prescribed Investment Range) from the neutral target allocation.

The Adviser invests each World Selection Fund’s assets in asset classes within the ranges selected by the Adviser as detailed in the chart on the following page. The ranges are targets that may be adjusted in the Adviser’s discretion. Not all World Selection Funds will invest in all of the asset classes. At the end of each fiscal quarter, it is anticipated that each World Selection Fund will re-balance to its target asset allocation if its actual asset allocation varies by at least 5% from its target levels.

The investment objective and strategies of each World Selection Fund are not fundamental and may be changed without approval of World Selection Fund shareholders upon 60 days’ notice. As a World Selection Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratios of the Underlying Funds change, the weighted average operating expenses borne by the World Selection Fund may increase or decrease. For reasons relating to costs, changes in investment objectives, policies or restrictions, or if it is in the best interests of the World Selection Fund, the World Selection Fund may withdraw its investment in an Underlying Fund. If there is a change in the investment objective or strategies of a World Selection Fund, shareholders should consider whether the World Selection Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that the investment objective of a World Selection Fund or any Underlying Fund will be achieved.

HSBC Investor World Selection Funds’ Target Asset Allocation

	Aggressive Growth Strategy Fund		Growth Strategy Fund		Moderate Growth Strategy Fund		Conservative Growth Strategy Fund
Asset Class	Investment Range	Neutral Target Allocation	Investment Range	Neutral Target Allocation	Investment Range	Neutral Target Allocation	Investment Range	Neutral Target Allocation
	(Approximate Percentage of the Fund’s Assets)
Underlying Equity Funds	50-100%	80%	30-80%	54%	20-70%	39%	0-50%	24%
U.S. Large Cap Growth
U.S. Large Cap Value
U.S. Small-cap
International Equity
Global Emerging Markets Equity
Underlying Fixed Income Funds	0-50%	13%	20-70%	32%	30-80%	47%	50-100%	64%
U.S. Fixed Income
High Yield Fixed Income
Global Emerging Markets Fixed Income
Other Underlying Funds and Investments	0-20%	6%	0-20%	12%	0-20%	12%	0-20%	10%
Private Equity Funds
Real Estate Funds
Commodity ETFs
Exchange Traded Notes
HSBC Investor Prime Money Market Fund	0-20%	1%	0-20%	2%	0-20%	2%	0-20%	2%

When the Adviser believes market conditions are unfavorable or when suitable investments are not otherwise available, each World Selection Fund may invest any amount in cash, cash equivalents, high-quality, short-term debt securities, money market instruments or the HSBC Investor Prime Money Market Fund as a temporary defensive position.

Principal Investment Risks

An investment in a World Selection Fund is subject to investment risks, including the possible loss of the principal amount invested. Certain of the World Selection Funds invest more heavily in Underlying Funds that principally invest in equity securities. These Funds are subject to a greater degree of investment risk associated with equity securities than the World Selection Funds which invest more of their investments in the fixed income or money market Underlying Funds. This section provides more detailed information about the World Selection Funds’ and the Underlying Funds’ principal investments and risks. This prospectus does not disclose all the types of securities or investment strategies that the World Selection Funds or Underlying Funds may use. The World Selection Funds’ SAI provides more detailed information about the securities, investment strategies and risks described in this prospectus.

Each World Selection Fund and its Underlying Funds is subject to the following principal risks:

Underlying Fund Selection Risk: The risk that a Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise. It is possible that one or more Underlying Funds will not meet their own investment objectives, which would affect a World Selection Fund’s performance. There can be no assurances that the investment objective of any World Selection Fund or any Underlying Fund will be achieved.

Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause a Fund to underperform other similar funds or cause you to lose money, and that a Fund may not achieve its target asset and sector allocations. There can be no assurances that the Adviser’s selection of and adjustments to target asset and sector allocations will enable each World Selection Fund to achieve its investment objective. Based upon the Adviser’s then-current views of the investment markets, the Adviser may adjust each World Selection Fund’s target allocation percentages. Furthermore, there can be no assurances that a World Selection Fund will remain within the target allocations during the periods between rebalancing. The process of reallocation may generate net capital gains (including short term capital gains that are generally taxed to investors at ordinary income tax rates).

Temporary Defensive Position Risk: Each World Selection Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in a World Selection Fund not achieving its investment objective during that period. If the market advances during periods when a World Selection Fund is holding a large cash position, the World Selection Fund may not participate to the extent it would have if the World Selection Fund had been more fully invested.

Equity Securities Risk: The risk that the prices of equity securities held by Underlying Funds may fall over short or extended periods of time. Equity securities have greater price volatility than fixed income instruments. The value of the Underlying Funds that invest principally in stocks will fluctuate as the market price of their investments increases or decreases.

•

Style Risk: Securities of companies considered to be growth investments held by Underlying Funds may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty. Securities of companies considered to be value investments can continue to be undervalued for long periods of time and not realize their expected value.

•

Capitalization Risk: Large capitalization stocks held by the Underlying Funds may be volatile in the event of earnings disappointments or other financial developments. Medium and smaller capitalization companies held by the Underlying Funds may involve greater risks due to limited product lines, market and financial or managerial resources, as well as have more volatile stock prices and the potential for greater declines in stock prices in response to selling pressure. Small capitalization companies generally have more risk than medium capitalization companies.

•

Market Risk: Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large-cap stocks can react differently from small-cap or mid-cap stocks, and “growth” stocks can react differently from “value” stocks.

•

Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, management performance and reduced demand for the issuer’s products and services.

Fixed Income Securities: A Fund could lose money or experience a lower rate of return if an Underlying Fund holds a fixed income security whose issuer is unable to meet its financial obligations, or in the event that interest rates decrease or increase, depending on the Underlying Funds’ investments. In addition, these securities may accrue income that is distributable to shareholders even though the income may not yet have been paid to a World Selection Fund or Underlying Fund. If so, a World Selection Fund or Underlying Fund may need to liquidate some of its holdings and forego the purchase of additional income-producing assets. Regarding certain federal agency securities or government sponsored entity securities

(such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government sponsored agencies), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither issued nor explicitly guaranteed by the U.S. Department of the Treasury.

•

High Yield (“Junk Bonds”) Risk: The risk that the Fund could lose money or experience a lower rate of return if an Underlying Fund holds high-yield securities that are subject to higher credit risks and are less liquid than other fixed income securities. The Underlying Funds could lose money if they are unable to dispose of these investments at an appropriate time.

•

Interest Rate Risk: Fluctuations in interest rates may affect the yield and value of an Underlying Fund’s investments in income-producing or fixed-income or debt securities. If interest rates rise, the value of an Underlying Fund’s investments may fall.

•

Credit Risk: A World Selection Fund could lose money if an Underlying Fund holds a fixed income security whose issuer is unable to meet its financial obligations. This risk is greater for lower-quality bonds than for bonds that are investment grade.

•

Prepayment Risk: With respect to mortgage-backed securities, the risk that the principal amount of the underlying mortgages will be repaid prior to the bond’s maturity date. When such repayment occurs, no additional interest will be paid on the investment.

•

Extension Risk: An issuer may exercise its right to pay principal on an obligation held by an Underlying Fund (such as an asset-based security) later than expected. This may happen during a period of rising interest rates.

Counterparty Credit and Swap Risk – Certain of the Underlying Funds’ investments are subject to counterparty credit risk. The Underlying Funds invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. Such financial instruments include, but are not limited to, total return, index, interest rate, and credit default swap agreements, and in the case of certain Underlying Funds, structured notes. The Underlying Funds will use short-term counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Underlying Funds will not enter into any agreement with a counterparty unless the Adviser believes that the other party to the transaction is creditworthy. The use of swap agreements and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, an Underlying Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty defaults on its payment obligations to the Underlying Fund, this default will cause the value of the Fund’s investment in the underlying fund to decrease. In addition, the Underlying Funds may enter into swap agreements with a limited number of counterparties, and certain of the Underlying Funds may invest in commodity-linked structured notes issued by a limited number of issuers that will act as counterparties, which may increase an Underlying Fund’s, and thus the World Selection Fund’s, exposure to counterparty credit risk. Swap agreements also may be considered to be illiquid.

Credit Default Swap Risk – The Underlying Funds may enter into credit default swap agreements. A credit default swap agreement is an agreement between two parties: a buyer of credit protection and a seller of credit protection. An Underlying Fund may be either the buyers of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the sellers of credit protection in a credit default swap. The buyer in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If no Credit Event occurs, the seller of credit protection will have received a fixed rate of income throughout the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation through either physical settlement or cash settlement. If no Credit Event occurs, the buyer of credit protection will have made a series of periodic payments through the term of the swap agreement. However, if a Credit Event occurs, the buyer of credit protection will receive the full notional value of the reference obligation either through physical settlement or cash settlement from the seller of credit protection. A credit default swap may involve greater risks than if the Underlying Fund invested directly in the underlying reference obligations. For example, a credit default swap may increase the Underlying Fund’s credit risk because it has exposure to both the issuer of the underlying reference obligation and the counterparty to the credit default swap. In addition, credit default swap agreements may be difficult to value depending on whether an active market exists for the credit default swaps in which the Underlying Fund invests.

Derivatives/Leverage Risk: Certain Underlying Funds may invest in derivative instruments (e.g., swaps, options and futures contracts) to help achieve their investment objectives. Some Underlying Funds may do so for hedging purposes or for cash management purposes, as a substitute for investing directly in fixed income instruments, or to enhance returns. Gains and losses from speculative positions in a derivative may be much greater than the derivative’s original cost. If derivatives are used for leverage, their use would involve leveraging risk. Leverage, including borrowing, may cause the net asset value of an Underlying Fund to be more volatile than if the Underlying Fund had not been leveraged. Leverage tends to exaggerate the effect of any increase or decrease in the value of an Underlying Fund’s portfolio securities. These investments could increase the volatility of an Underlying Fund’s net asset value per share and cause you to lose or reduce the return on your investment.

Foreign Securities/Emerging Market Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Investments in foreign securities may lose value due to unstable international political and economic conditions, fluctuations in currency exchange rates, lack of adequate company information and other factors. The prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater affect these risks may have on an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Some Underlying Funds may seek to reduce currency risk by hedging part or all of their exposure to various foreign currencies, however, if such hedging techniques are employed, there is no assurance that they will be successful.

Private Equity Risk: Listed private equity companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

Exchange Traded Fund Risk: The risk of owning shares of an Exchange Traded Fund (“ETF”) generally reflects the risk of owning the underlying securities that the ETF is designed to track, though liquidity in an ETF could result in more volatility than ownership of the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Commodity Risk: Investment exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.

Real Estate Risk: An Underlying Fund that invests in real estate securities may be subject to many of the same risks as a direct investment in real estate. These risks include changes in economic conditions, interest rates, property values, property tax increases, overbuilding and increased competition, environmental contamination, zoning and natural disasters. This is due to the fact that the value of an Underlying Fund’s investments may be affected by the value of the real estate owned by the companies in which it invests. To the extent an Underlying Fund invests in companies that make loans to real estate companies, it may also be subject to increased interest rate and credit risk.

Exchange Traded Note Risk - Each World Selection Fund and certain of the Underlying Funds may invest in Exchange Traded Notes (ETNs), which are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. ETNs create a type of security that combines both the aspects of bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The decision to sell ETN holdings may also be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If a Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

Additional Risks

Each World Selection Fund has a different level of risk depending on its investment allocation in the Underlying Funds. Generally, each World Selection Fund and its Underlying Funds will be subject to the following additional risks:

Liquidity Risk/Illiquid Securities: Each Underlying Fund may, at times, hold illiquid securities, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sale. The Underlying Funds will not invest more than 15% of their net assets in securities deemed to be illiquid (10% for underlying money market funds). An Underlying Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial.

Portfolio Turnover: Each Underlying Fund is actively managed and, in some cases an Underlying Fund’s portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the World Selection Funds and their shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders. The trading costs and tax effects associated with turnover may adversely affect a World Selection Fund’s performance.

Returns Are Not Guaranteed: An investment in a World Selection Fund is neither insured nor guaranteed by the U.S. Government. Shares of the World Selection Funds are not deposits or obligations of, or guaranteed or endorsed by HSBC Bank USA, NA or any other bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

Securities Lending: In order to generate additional income, certain Underlying Funds may lend securities to qualified broker-dealers, major banks or other recognized domestic institutional borrowers of securities for the purpose of realizing additional income. Risks include the potential insolvency of the borrower that could result in delays in recovering securities as well as capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform well. It is also possible that if a security on loan is sold and an Underlying Fund is unable to timely recall the security, the Underlying Fund may be required to repurchase the security in the market place, which may result in a potential loss to shareholders. As securities on loan may not be voted by the Underlying Fund, there is a risk that the Underlying Fund may not be able to recall the securities in sufficient time to vote on material proxy matters.

Repurchase Agreements: The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Underlying Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

“When-Issued” Securities: The price and yield of securities purchased on a “when-issued” basis is fixed on the date of the commitment but payment and delivery are scheduled for a future date. Consequently, these securities present a risk of loss if the other party to a “when-issued” transaction fails to deliver or pay for the security. In addition, purchasing securities on a “when-issued” basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the “when-issued” security may have a lesser (or greater) value at the time of settlement than an Underlying Fund’s payment obligation with respect to that security.

Mortgage-Backed Securities: Mortgage- and asset-backed securities are debt instruments that are secured by interests in pools of mortgage loans or other financial assets. Mortgage- and asset-backed securities are subject to prepayment, extension, market, and credit risks.

As of September 7, 2008, the Federal Housing Finance Agency had been appointed to be the conservator of Freddie Mac and Fannie Mae for an indefinite period with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on the entities’ debt and equities is unclear. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of the Treasury continues to monitor current market conditions and develop means to enhance the ability of the entities to meet their obligations.

Exposure to Technology-Related Risk: The mid-cap sector of the stock market includes a significant number of companies the securities of which may be characterized as technology or technology- related investments. While each Underlying Fund does not as matter of investment strategy seek to invest disproportionately in such securities, the value of the Underlying Funds’ investments may be impacted by developments affecting technology and technology-related stocks generally.

More Information About Indices
An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, a Fund’s performance would be lower.

Russell 1000® Index: The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest U.S. securities. The Russell 1000® Index represents approximately 92% of the U.S. equity market.

Russell 2000® Index: The Russell 2000® Index is a capitalization-weighted index of 2000 stocks designed to measure performance of the small capitalization segment of the U.S. equity market. The Russell 2000® Index consists of approximately 2000 of the smallest companies included in the Russell 3000® Index, which is composed of the 3,000 largest U.S. companies as determined by market capitalization.

Morgan Stanley Capital International Europe Australasia and Far East Index: The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, and Far East Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada As of June 30, 2009, the Index consisted of the following 21 developed market country indices: Australia, Austria,

Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Morgan Stanley Capital International Emerging Market Index: The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009 the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Barclays Capital US Aggregate Bond Index: The Barclays Capital US Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least one year remaining to maturity and must be fixed rate, nonconvertible, taxable and denominated in US Dollars.

Merrill Lynch US High Yield Master II Index: The Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining to maturity. All bonds must have a credit rating below investment grade but must not be in default.

Merrill Lynch Global Emerging Market Sovereign Plus Index: The Merrill Lynch Global Emerging Markets Sovereign Plus Index tracks the performance of U.S. Dollar and euro-denominated sovereign debt of countries with a BBB or lower foreign currency long-term sovereign debt rating.

LPX50: The LPX50 is a global equity index that covers the 50 largest listed private equity companies that fulfill certain liquidity constraints. The design of the LPX50 ensures that it is investable, tradable and transparent. The index is well diversified across regions, investment- and financing styles, and vintage years.

FTSE EPRA/NAREIT Developed Index Net TRI: The FTSE EPRA/NAREIT Developed Index Net TRI is a modified market capitalization-weighted index, based on free float market capitalization. It is designed to measure the stock performance of companies engaged in specific real estate activities of the North American, European and Asian real estate markets.

Dow Jones-UBS Commodity Index The DJ-UBSCI is composed of exchange-traded commodity futures contracts rather than physical commodities. By tracking commodity futures rather than commodity “spot” prices (meaning the prices quoted for immediate payment and delivery of physical commodities), the indexes are investable benchmarks, meaning they can generally be replicated using futures contracts. Spot prices, or indexes using spot prices, do not account for the effects of rolling futures contracts or the costs associated with actually holding physical commodities.

Credit Suisse Tremont Hedge Fund Multi-Strategy Index: The Credit Suisse/Tremont Hedge Fund Multi-Strategy Index is the industry’s premier asset-weighted hedge fund index. The Index is constructed using the Credit Suisse/Tremont database of more than 5,000 hedge funds. It includes both open and closed funds located in the U.S. and offshore, but does not include fund of funds. In order to qualify for inclusion in the index selection universe, a fund must have a minimum of USD 50 million under management, a 12-month track record, and audited financial statements. Index funds are selected using a formula based on assets under management, which ensures that the Index represents at least 85% of total assets in each of ten strategy-based sectors (convertible arbitrage, dedicated short bias, emerging markets, equity market neutral, event driven, fixed income arbitrage, global macro, long/short equity, managed futures and multi-strategy) in the selection universe.

The Citigroup U.S. Domestic 3-Month T-Bill: The Citigroup 3-month Treasury Bill Index is comprised of equal dollar amounts of 3-month treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over and reinvested in a new 3-month treasury bill. The income used to calculate the monthly return is derived from subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization. The Index is unmanaged and cannot be invested directly.

The Citigroup U.S. High Yield Market Capped Index: The Citigroup U.S. High Yield Market Capped Index uses the U.S. High-Yield Market Index as its foundation imposing a cap on the par amount of each issuer in order to limit the impact of large issuers while retaining the characteristics of the issuer’s distribution across different maturities. The U.S. High-Yield Market Index captures the performance of below-investments-grade debt issued by corporations domiciled in the United States or Canada.

Russell 1000® Growth Index: The Russell 1000® Growth Index is an unmanaged, float-adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Russell 1000 Index that have been identified as being on the growth end of the growth-value spectrum.

Russell 1000® Value Index: The Russell 1000® Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged, float-adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the Index that have been identified as being on the value end of the growth value spectrum.

Russell 2500® Growth Index: The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Who May Want To Invest?

Consider investing in the World Selection Funds if you are:

•	Seeking a single investment that diversifies your assets in a portfolio of Funds by utilizing an asset allocation strategy, including tactical asset allocation
•	Seeking to invest for long-term goals, such as retirement
•	Willing to accept the higher risks of investing at least a portion of your investment in the stock market and/or the bond market in exchange for potentially higher long-term total returns

The World Selection Funds will not be appropriate for anyone:

•	Seeking to invest solely in either the stock market or the bond market
•	Pursuing a short-term goal
•	Investing emergency reserves
•	Seeking safety of principal

More Information About Fund Investments

This prospectus describes the World Selection Funds’ primary strategies, and the World Selection Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each World Selection Fund may invest in other securities, use other strategies and engage in other investment practices. These investment strategies, as well as those described in this prospectus, are described in detail in the SAI. Of course, a World Selection Fund cannot guarantee that it will achieve its investment goal.

Portfolio Holdings

A description of the World Selection Funds’ policies and procedures with respect to the disclosure of the World Selection Funds’ portfolio securities is available in the SAI and on the World Selection Funds’ website at www.investorfunds.us.hsbc.com. To request a copy of the SAI, please refer to the back cover of this prospectus.

The Two-Tier Fund Structure

Other mutual funds and institutional investors may invest in the Underlying Funds on the same terms and conditions as the World Selection Funds (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds which have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on other investors in an Underlying Fund. For example, if a large investor withdraws from an Underlying Fund, operating expenses may increase, thereby producing lower returns for investors in the World Selection Funds. Additionally, an Underlying Fund may become less diverse, resulting in increased Underlying Fund operating expenses.

By investing in a World Selection Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. Your cost of investing in a Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to it and its affiliates by some Underlying Funds are higher than the fees paid by other Underlying Funds. Similarly, the Adviser or the Fund’s portfolio manager may have an incentive to select certain Underlying Funds due to compensation considerations. However, the Adviser and portfolio managers have a fiduciary duty to the Funds to act in the Funds’ best interests when selecting Underlying Funds, and the Board of Trustees of the Funds oversees the Adviser’s performance.

Except as permitted, whenever a World Selection Fund is requested to vote on a matter pertaining to an Underlying Fund, the World Selection Fund will hold a meeting of its shareholders. At the meeting of investors in the Underlying Fund, the World Selection Fund will cast all of its votes in the same proportion as the votes of the World Selection Fund’s shareholders.

FUND MANAGEMENT

The Investment Adviser

HSBC Global Asset Management (USA) Inc. (the “Adviser”), 452 Fifth Avenue, New York, New York 10018, is the investment adviser for the World Selection Funds pursuant to an investment advisory contract with the HSBC Investor Funds (the “Trust”). The Adviser is a wholly-owned subsidiary of HSBC Bank USA, NA, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (collectively “HSBC”). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of September 30, 2009, the Adviser managed approximately $31 billion in the HSBC Investor Family of Funds.

In rendering investment advisory services, the Adviser may use the resources of affiliated, unregistered investment advisers. With respect to the provision of investment advisory services for the World Selection Funds, the Adviser proposes to rely upon the services of HSBC

Global Asset Management (UK) Ltd. (“HSBC UK”), an affiliated, unregistered investment adviser. In order for personnel of HSBC UK to provide portfolio management, research or trading advice to the Adviser’s U.S. clients, such as the World Selection Funds, the Adviser and HSBC UK have entered into a memorandum of understanding (“MOU”). Under the terms of the MOU, investment professionals from HSBC UK may render portfolio management, research or trading services to the World Selection Funds, as “associated persons” of the Adviser, subject to supervision by the Adviser. The Adviser may also utilize the research and expertise of other affiliates and third parties in managing the Fund’s investments.

The Funds and the Adviser have received an exemptive order from the Securities and Exchange Commission (the “SEC”) that allows the Adviser to implement new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees, but without shareholder approval. Subject to the terms of the exemptive order, the Adviser may currently hire and/or terminate subadvisers without shareholder approval.

For advisory and management services, the World Selection Funds pay management fees as follows:*

HSBC Investor Aggressive Growth Strategy Fund	0.05%
HSBC Investor Growth Strategy Fund	0.05%
HSBC Investor Moderate Growth Strategy Fund	0.05%
HSBC Investor Conservative Growth Strategy Fund	0.05%

*

The Adviser may voluntarily waive all or a portion of its management fee. The Adviser has done so for periods of operation during which a World Selection Fund’s Total Annual Fund Operating Expenses were above that World Selection Fund’s expense cap, as set forth in the applicable contractual expense limitation agreement.

Historically, the World Selection Funds have invested in affiliated Underlying Funds for which the Adviser earns a separate management fee. Because the Adviser currently achieves exposure to certain asset classes by investing World Selection Fund assets in unaffiliated Underlying Funds from which the Adviser derives no revenue, the Adviser may ask each World Selection Fund’s shareholders to approve a management fee increase.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreements is available for the World Selection Funds in the April 30, 2009 semi-annual report and will be available in the April 30, 2010 semi-annual report.

Portfolio Managers

The co-managers primarily responsible for the day-to-day management of the World Selection Funds are:

Randeep Brar, CFA, is Vice President and Head of Multimanager New York. Mr. Brar is primarily responsible for selecting the Underlying Funds and other investments that will provide exposure to each asset class. Mr. Brar joined the Adviser in 2007 and is responsible for managing the Adviser’s Multimanager Team. Mr. Brar’s current role includes both research and portfolio management responsibilities across broad US equity asset classes. From 2001 to 2007, prior to joining the Adviser, Mr. Brar worked in a variety of senior research positions and he led small cap portfolio management and research within SEI Investments’ manager of managers program. Mr. Brar holds a BE in Engineering from Punjab University, India and a graduate degree in finance from the University of Alabama. Mr. Brar has 15 years of industry experience.

Simona Paravani is [TITLE]. Ms. Paravani is primarily responsible for determining each World Selection Fund’s exposure to a particular asset class. From May, 2007 through [DATE], Ms. Paravani was Chief Investment Officer of the Adviser, overseeing the New York-based liquidity and leading the development of innovative investment solutions for HSBC customer groups in the US. Previously, she was Head of Global Asset Allocation Support at the Adviser. Ms. Paravani joined the Adviser in 2004 as an Asset Allocation Economist within the Global Research Group. She holds a graduate degree from Cambridge University. Additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the World Selection Funds (or other funds managed) is available in the SAI. You can obtain a copy of the SAI on the World Selection Funds’ website at www.investorfund.us.hsbc.com.

The Distributor, Administrator and Sub-Administrator

The Adviser also serves as the Trust’s administrator (the “Administrator”), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust’s operations. The Administrator has retained Citi Fund Services Ohio, Inc. (“Citi”), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator to the World Selection Funds (the “Sub-Administrator”). The services provided by the Administrator and Sub-Administrator include: providing office space, equipment and clerical personnel to the World Selection Funds, and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

Foreside Distribution Services, L.P. (“Foreside”) serves as the distributor (the “Distributor”) of each of the World Selection Funds.

Additional information about the Adviser, Distributor, Administrator and Sub-Administrator, and other service providers of the World Selection Funds is available in the SAI. You can obtain a copy of the SAI on the World Selection Funds’ website at www.investorfunds.us.hsbc.com.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

How NAV is Calculated

The net asset value (“NAV”) for each class of shares is calculated by dividing the total value (current market value based on readily available market quotations) of a World Selection Fund’s investments and other assets attributable to a class less any liabilities, by the total number of outstanding shares of that class:

NAV =
Total Assets – Liabilities

Number of Shares
Outstanding

With respect to any portion of a World Selection Fund’s assets that is invested in one or more Underlying Funds, the World Selection Fund’s NAV is calculated based upon the NAV of those Underlying Funds. Please refer to the Underlying Fund’s prospectuses for a description of how the securities held by such Underlying Funds may be valued.

The NAV is determined once each day at the close of regular trading on the New York Stock Exchange, normally at 4 p.m. Eastern time on days the Exchange is open.

The New York Stock Exchange (“Exchange”) is open every weekday except the days on which national holidays are observed. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day on which the Funds do not calculate their NAV. As a result, the Funds’ NAV may change on days when you are unable to purchase, redeem or exchange your shares.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by a Fund or its agent, plus any applicable sales charges. If you sell Class B Shares or Class C Shares, a contingent deferred sales charge (CDSC) may apply, which would reduce the amount of money paid to you by a World Selection Fund. For more information about sales charges, see the section on “Distribution Arrangements/Sales Charges.”

Fair Value Pricing Policies

A World Selection Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, Board-approved methodologies are employed to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

Purchasing and Adding to Your Shares

Purchasing Shares

You may purchase shares of the Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Orders received by a dealer or selling agent that has been authorized to receive orders for Fund shares on the Trust’s behalf, that are received in good order by such authorized agent prior to the time at which the Fund determines its NAV, will be deemed accepted by the Trust the same day and will be executed at that day’s closing share price. Each authorized dealer’s or selling agent’s agreement with the Trust or the Distributor allows those orders to be executed at the closing share price on such day, although the order may not be transmitted to the Trust or the Distributor until after the time at which the Fund determines its NAV.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, traveler’s checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases.

The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

Avoid 28% Tax Withholding

The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Funds with their certified taxpayer identification number in compliance with Internal Revenue Service (“IRS”) rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid backup withholding, make sure you provide your correct Tax Identification Number (social security number for most investors) on your Account Application.

Instructions for Opening or Adding to an Account

By Regular Mail or By Overnight Service

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1.

Carefully read, complete, and sign the Account Application. Establishing your account privileges now saves you the inconvenience of having to add them later. A copy of the application can be found on the Funds’ website at www.investorfunds.us.hsbc.com.

2.	Make check payable to “HSBC Investor Funds” and include the name of the appropriate Fund(s) on the check.

3.	Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Subsequent Investment:

1.	Use the investment slip attached to your account statement. Or, if unavailable,

2.	Include the following information in writing:

	•	Fund name
	•	Share class
	•	Amount invested
	•	Account name
	•	Account number

3.	Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Electronic Purchases

Your bank must participate in the ACH and must be a U.S. bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your Account Application or call 1-800-782-8183.

Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

By Wire Transfer

For information on how to request a wire transfer, call 1-800-782-8183.

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

Automatic Investment Plan

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you’ve invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

•	Your bank name, address and account number
•	The amount you wish to invest automatically (minimum $25)
•	How often you want to invest (every month, 4 times a year, twice a year or once a year)
•	Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

Directed Dividend Option

By selecting the appropriate box in the Account Application, you can elect to receive your distributions (capital gains and dividends) in cash (check) or have distributions reinvested in the Fund or reinvested in another HSBC Investor Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

Customer Identification Information

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive from an investor the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Market Timing

In accordance with policies and procedures adopted by the Board of Trustees, the Funds discourage market timing and other excessive trading practices. The Funds are intended primarily for use as long-term investment vehicles. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders.

The Funds and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive trading has been identified.

The Funds cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. Under Rule 22c-2 of the Investment Company Act of 1940, the Funds have entered into agreements with financial intermediaries obligating them to provide, upon each Fund’s request, information regarding their customers and their customer’s transactions in shares of the Funds. However, there can be no guarantee that all market timing will be detected in a timely manner, since the Funds will rely on the financial intermediaries to provide the trading information, and the Funds cannot be assured that the trading information, when received, will be in format that can be quickly analyzed or evaluated by the Funds. The Funds reserve the right to modify their policies and procedures at any time without prior notice as the Funds deem necessary in their sole discretion, to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Selling Your Shares

You may sell your Fund shares at any time. Your sales price will be the next NAV after your sell order is received in proper form by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Contingent Deferred Sales Charge

When you sell Class B or C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on “Distribution Arrangements/Sales Charges” for details.

Instructions for Selling Shares

If selling your Fund shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone

(unless you have declined telephone sales privileges)
1.	Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “Selling Your Shares—Verifying Telephone Redemptions”)

By Mail or Overnight Service
(See “Selling Your Shares—Redemptions in Writing Required”)

1.	Write a letter of instruction indicating:

	•	your Fund and account number
	•	amount you wish to redeem
	•	address where your check should be sent
	•	account owner signature

2.	Mail to: HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845.

Redemptions in Writing Required

You must request redemptions in writing in the following situations:

1.	Redemptions by Individual Retirement Accounts (“IRAs”).
2.	Redemption requests requiring a signature guarantee, which include any of the following:
	•	Your account address has changed within the last 10 business days;
	•	The check is not being mailed to the address on your account;
	•	The check is not being made payable to the owner of the account;
	•	The redemption proceeds are being transferred to another Fund account with a different registration; or
	•	The redemption proceeds are being wired to bank instructions currently not on your account.

You must obtain a signature guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Wire Transfer

You must indicate this option on your Account Application.

Call 1-800-782-8183 to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

Electronic Redemptions

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. If you call by 4 p.m. Eastern time,

the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days. Your bank may charge for this service.

Systematic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

•	Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.
•	Include a voided personal check.
•	Your account must have a value of $10,000 or more to start withdrawals.
•	If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or a Fund may close your account and mail the proceeds to you.

Verifying Telephone Redemptions

The Funds make every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your Account Application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions.

Redemptions Within 10 Days of Shares Purchased by Check

When you have made an investment by check and subsequently request a redemption you will not receive the redemption proceed until the Fund’s transfer agent is satisfied that the check has cleared (which may require up to 10 business days).

Delay in Payment of Redemption Proceeds

Payment for Fund shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

Redemption Proceeds

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Funds make a payment in securities, the securities will be valued in the same manner as NAV is calculated. The Funds may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive.

Suspension of Redemptions

The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the New York Stock Exchange is closed other than for weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the net asset value, of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

Closing of Small Accounts

If your account falls below $50 due to redemptions, a Fund may ask you to increase your balance. If it is still below $50 after 30 days, a Fund may close your account and send you the proceeds at the current NAV.

Undeliverable and Uncashed Checks

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV, and if a Fund cannot locate the shareholder, the dividend option may be changed from cash to reinvest. Distributions are reinvested on the ex-date at the NAV determined at the close of business on that date.

Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Funds.

	Class A Shares		Class B Shares	Class C Shares

Sales Charge (Load) Amount of Purchase	Percentage of Offering Price*	Percentage of Investment	No front-end sales charge. A contingent deferred sales charge (CDSC) may be imposed on shares redeemed within four years after purchase. Shares automatically	No front-end sales charge. A contingent deferred sales charge (CDSC) may be imposed on shares redeemed within one year after purchase.

Less than $50,000	5.00%	5.26%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%

$1,000,000 and over	1.00%	1.01%

convert to Class A Shares after 6 years. Subject to combined annual distribution and shareholder servicing fees of up to 1.00% of the Fund’s total average daily net assets attributable to Class B Shares.

Subject to combined annual distribution and shareholder servicing fees of up to 1.00% of the Fund’s total average daily net assets attributable to Class C Shares. Higher annual expenses than Class A Shares

Distribution (12b-1) and Shareholder Service Fees	Subject to shareholder servicing fees of up to 0.25% annually of the Fund’s total average daily net assets attributable to Class A Shares.

Fund Expenses	Lower annual expenses than Class B or C Shares.		Higher annual expenses than Class A Shares.

* The offering price of Class A Shares includes the front-end sales load.

You should note that the sales charge that appears in your trade confirmation may differ slightly from the rate disclosed in the prospectus due to rounding calculations.

As indicated in the above chart, and as discussed further below, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your broker-dealer or financial intermediary must notify the Funds’ transfer agent at the time of your purchase order that a discount may apply to your current purchase. You may also be required to provide appropriate documentation to receive these discounts, including:

(A)	Information or records regarding shares of the HSBC Investor Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

(B)	Information or records regarding shares of the HSBC Investor Funds held in any account of the shareholder at another financial intermediary; and

(C)	Information or records regarding shares of the HSBC Investor Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that, if the Funds’ transfer agent is properly notified, under the “Right of Accumulation” described below the “Amount of Purchase” in the above chart will be deemed to include all Class A Shares of the Funds that were acquired by purchase or exchange, and that were subject to a sales charge, that are held at the time of purchase by you, your spouse and your children under the age of 21. This includes, for example, any Class A Shares held at a broker-dealer or financial intermediary other than the one handling your current purchase. In some circumstances, other Class A Shares may be aggregated with your current purchase under the Right of Accumulation as described in the Statement of Additional Information. For purposes of determining the “Amount of Purchase,” all Class A Shares held at the time of purchase will be valued at their current market value.

You should also note that if you provide the Funds’ transfer agent a signed written letter of intent to invest a total of at least $50,000 in Class A Shares in one or more of the Funds within a 13 month period, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales charge based on your investment commitment. You must, however, inform the transfer agent that the letter of intent is in effect each time shares are purchased. Each purchase will be made at net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total amount indicated in the letter of intent.

In addition to the information provided in this prospectus and the SAI, information about sales charge discounts is available from your broker or financial intermediary and, free of charge, on the Funds’ website at http://investorfunds.us.hsbc.com.

Class A Shares
Sales Charge Reductions

Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

•

Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

•

Rights of Accumulation. When the value of Class A Shares that were subject to a sales charge at the time of acquisition, and/or any Class B or Class C Shares, that you already own plus the amount you intend to invest in Class A Shares reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the Funds’ transfer agent or the Distributor sufficient information to permit confirmation of your qualification for the right of accumulation.

•

Combination Privilege. In addition to combining share classes (to the extent set forth above), you can combine accounts of multiple funds (excluding the HSBC Investor Money Market Funds) or accounts of immediate family household members (spouse and children under the age of 21) to achieve reduced sales charges. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. If you qualify for a reduced sales charge, it will apply to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A Shares of an HSBC Investor Fund with a value of $40,000 and wish to invest an additional $20,000 in Class A Shares of an HSBC Investor Fund, the reduced initial sales charge of 4.50% will apply to the full $20,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the transfer agent with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.

Class A Shares
Waiver of Sales Charges

The following qualify for waivers of sales charges:

•	Shares purchased by investment representatives through fee-based investment products or accounts.
•	Proceeds from redemptions from any of the HSBC Investor Funds or another mutual fund complex within 60 days after redemption, if you paid a front-end sales charge for those shares.
•	Proceeds from redemptions of Class B Shares of any of the HSBC Investor Funds within 60 days after redemption.
•	Proceeds from redemption of Class A Shares received from the automatic conversion of Class B Shares of any of the HSBC Investor Funds within 60 days after redemption of the Class A Shares.
•

Proceeds from redemptions of Class A Shares of any HSBC Money Market Fund within 60 days after redemption, if you purchased the shares of the HSBC Money Market Fund with the proceeds of Class A Shares of any of the HSBC Investor Funds on which you paid a front-end sales charge or which were received from the automatic conversion of Class B Shares.

•	Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any of the Funds.
•	Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.
•	Shares purchased by tax-qualified employee benefit plans.
•

Shares purchased by directors, trustees, employees, and family members of the Adviser or its affiliates and any organization that provides services to the Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Sub-Administrator belongs.

Additional Information concerning your ability to qualify for sales charge reductions is set forth in the SAI. You can obtain a copy of the SAI on the Funds’ website at www.investorfunds.us.hsbc.com.

Distribution (12b-1) and Shareholder Service Fees

The Funds have adopted Distribution (“12b-1”) plans for Class A, Class B and Class C Shares. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds’ shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, will decrease the return on your investment and may cost you more than paying other types of sales charges. The Funds have adopted a Shareholder Services Plan for Class A, Class B and Class C Shares. The Shareholder Services Plan provides that certain financial institutions and securities brokers (“Shareholder Servicing Agents”) provide certain services to the shareholders of the Fund, including performing certain shareholder account, administrative and service functions.

•	The 12b-1 fees vary by share class as follows:

• Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Class A Shares of the applicable Fund.
•

Class B and Class C Shares pay a 12b-1 fee of up to 0.75% of the average daily net assets of the respective classes of the applicable Fund. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

•

The higher 12b-1 fee on Class B and Class C Shares, together with the CDSC helps the Distributor sell Class B and Class C Shares without an “up-front” sales charge. In particular, these fees help to defray the Distributor’s costs of advancing brokerage commissions to investment representatives.

•	In addition to the 12b-1 fees, Class A, Class B and Class C Shares are subject to a shareholder servicing fee of up to 0.25% of the average daily net assets of the respective classes of the Funds.
•

The combination of the 12b-1 fees and shareholder servicing fees will not exceed 0.50% of the average daily net assets for the Class A Shares, and 1.00% of the average daily net assets of the respective classes of the Funds for the Class B and Class C Shares.

Long-term Class B and Class C shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and shareholder service fees.

Class B Shares

Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a CDSC. The CDSC will be as illustrated in the chart.

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge

0-1	4.00%
1-2	3.00%
2-3	2.00%
3-4	1.00%
more than 4	None

The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. There is no CDSC on reinvested dividends or distributions.

If you sell some but not all of your Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

Conversion Feature—Class B Shares

•

Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased.

•

After conversion, your shares will be subject to the lower combined distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.

•	You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
•

If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another fund, your holding period will be calculated from the time of your original purchase of Class B Shares. The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

Class C Shares

Class C Shares of the Funds may be purchased for individual accounts in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class C Shares, but investors may be subject to a CDSC. Specifically, if you redeem Class C Shares of the Funds, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the original purchase of the Class C Shares. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed.

If you sell some but not all of your Class C Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first.

Unlike Class B Shares, Class C Shares have no conversion feature.

Waiver of Sales Charges—Class B Shares and Class C Shares

The following qualify for waivers of sales charges:

•	Distributions following the death or disability of a shareholder.
•	Redemptions representing the required minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70½.

•	Redemptions representing the required minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

Distribution and Shareholder Servicing Arrangements—Revenue Sharing

The Adviser and its affiliates may, out of their own resources, assist in the marketing of a Fund’s shares. Without limiting the foregoing, the Adviser may, out of its own resources, and without cost to any Fund, make payments to selected financial intermediaries for shareholder, recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares and shareholders of the Funds. Historically, these payments have generally been structured as a percentage of net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the three. These payments are in addition to 12b-1 fees, shareholder servicing fees and sales charges borne by shareholders as well as any payments made by the Distributor. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Exchanging Your Shares

You can exchange your shares in one Fund for shares of the same class of another HSBC Investor Fund, usually without paying additional sales charges (see “Notes on Exchanges”). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

Instructions for Exchanging Shares

Exchanges may be made by sending a written request to HSBC Investor Funds, PO Box 182845, Columbus, Ohio 43218-2845 or by calling 1-800-782-8183. Please provide the following information:

•	Your name and telephone number

•	The exact name on your account and account number

•	Taxpayer identification number (usually your social security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Fund from which the exchange is to be made

•	The name of the Fund into which the exchange is being made

See “Selling Your Shares” for important information about telephone transactions.

To prevent disruption in the management of the Funds, due to market timing strategies, excessive exchange activity may be limited.

Notes on Exchanges

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the prospectus of any Fund into which you wish to exchange shares.

Delivery of Shareholder Documents

In an effort to reduce the cost associated with the printing and mailing of prospectuses, annual reports and semi-annual reports as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Funds intend to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your Financial Advisor or registered representative at the institution where you have your account.

If you are a client of HSBC Securities (USA) Inc., please send your request to the address below:

HSBC Securities Mutual Funds
452 Fifth Avenue—2nd Floor
New York, New York 10018

If your account is direct with the Fund, please mail your request to the address below:

HSBC Investor Funds
PO Box 182845
Columbus, Ohio 43218-2845

The Funds will begin sending you individual copies of prospectuses and shareholder reports thirty days after receiving your request.

If you have any questions regarding the delivery of shareholder documents, please call 1-888-525-5757.

Dividends, Distributions and Taxes

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges on reinvestments. Dividends are higher for Class A Shares than for Class B and C Shares, because Class A Shares have lower operating expenses. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which will generally be taxable.

Taxes

The Funds can have income, gains or losses from any distributions or redemptions in the Underlying Funds. Distributions of the long-term capital gains of either the Funds or Underlying Funds will generally be taxed as long-term capital gains. Other distributions, including short-term capital gains, will be taxed as ordinary income.

A Fund cannot use gains distributed by one Underlying Fund to offset losses in another Underlying Fund. Redemptions of shares in an Underlying Fund, including those resulting from allocation changes, could also cause additional distributable gains to shareholders, a portion of which may be short-term capital gains distributable as ordinary income. Further, a portion of any losses on Underlying Fund share redemptions may be deferred under the “wash sale” rules. As a result of these factors, the Funds’ “fund-of-funds” structure could affect the amount, timing and character of distributions to shareholders. The Funds will also not be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit.

The following information is meant as a general summary of tax matters for U.S. taxpayers. Please see the Funds’ SAI for more information. Because everyone’s tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

•	A Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.
•	Any income a Fund receives and any capital gain that a Fund derives is paid out, less expenses, to its shareholders.
•

The Conservative Growth Strategy Fund and the Moderate Growth Strategy Fund intend to declare and pay dividends from net investment income, if any, quarterly. The Growth Strategy Fund and the Aggressive Growth Strategy Fund intend to declare and pay dividends from net investment income, if any, at least annually. Net capital gains, if any, for all World Selection Funds are distributed at least annually. Unless a shareholder elects to receive them in cash, dividends and distributions will be automatically invested in additional shares of a Fund.

•	Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.
•

Current Tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 days holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The favorable treatment of qualifying dividends and the 15% rate on long-term capital gains is currently scheduled to expire after 2010.

•

Any portion of a Fund’s dividend that is derived from interest will not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described above. Instead, dividends attributable to interest will be taxed at the ordinary income tax rate applicable to the taxpayer. This may be particularly applicable to the Conservative Growth Strategy Fund whose asset allocation favors fixed income investments. If a Fund designates a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset that the Fund held for more than one year), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gains (e.g., when the Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

•

Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If a Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

•

There may be tax consequences to you if you dispose of your shares in a Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

•

Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition including replacement pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
•

You will be notified by February 15th each year about the federal tax status of distributions made by the Funds. The notice will tell you which dividends and redemptions must be treated as taxable ordinary income, which qualify for the 15% rate applicable to qualifying dividends on corporate stock and which (if any) are short-term or long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

•

If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

•

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Funds with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

•

Foreign shareholders are generally subject to special withholding requirements. If a Fund elects to designate distributions of interest and short-term capital gains, such distributions may be paid to foreign shareholders free of withholding through 2009.

•

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account. For example, there is a penalty on certain pre-retirement distributions from retirement accounts.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by [     ], whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

[FINANCIAL HIGHLIGHTS TO BE INCLUDED IN 485(b) FILING]

For more information about the World Selection Funds, the following documents are available free upon request:

Annual/Semiannual Reports:

The World Selection Funds’ annual and semi-annual reports to shareholders contain additional information on the World Selection Funds’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the World Selection Funds’ performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the World Selection Funds, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.

You can get free copies of the World Selection Funds’ annual and semi-annual reports and the SAI and prospectuses of other funds of the HSBC Investor Family of Funds from the Funds’ website at www.investorfunds.us.hsbc.com.You can also obtain these items or request other information, and discuss your questions about the World Selection Funds, by contacting a broker or bank through which shares of the World Selection Funds may be purchased or sold or contact the World Selection Funds at:

HSBC Investor Funds
P.O. Box 182845
Columbus, Ohio 43218-2845
Telephone: 1-800-782-8183

You can review and copy the World Selection Funds’ annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can get text-only copies:

•

For a duplicating fee, by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090 or 1-800-SEC-0330,

•	Free from the Commission’s Website at www.sec.gov.

Investment Company Act File No. 811-04782
HSB-PU-LLA 1210

STATEMENT OF ADDITIONAL INFORMATION

HSBC INVESTOR FUNDS

HSBC INVESTOR WORLD SELECTION FUNDS

Ticker Symbol

	Class A	Class B	Class C

HSBC Investor World Selection Aggressive Growth Strategy Fund (formerly, HSBC Investor LifeLine Aggressive Growth Strategy Fund)	HAAGX	HBAGX	HCAGX
HSBC Investor World Selection Growth Strategy Fund (formerly, HSBC Investor LifeLine Growth Strategy Fund)	HAGRX	HSBGX	HCGRX
HSBC Investor World Selection Moderate Growth Strategy Fund (formerly, HSBC Investor LifeLine Moderate Growth Strategy Fund)	HSAMX	HSBMX	HSCMX
HSBC Investor World Selection Conservative Growth Strategy Fund (formerly, HSBC Investor LifeLine Conservative Growth Strategy Fund)	HACGX	HBCGX	HCCGX

P.O. Box 182845
Columbus, Ohio 43218-2845

General and Account Information - (800) 782-8183 (Toll Free)

HSBC Global Asset Management (USA) Inc.	Citi Fund Services Ohio, Inc.
Investment Adviser and Administrator of the Funds	Sub-Administrator of the Funds (“Citi” or “Sub-Administrator”)
(“HSBC” or “Adviser” and “Administrator”)
Foreside Distribution Services LP
(“Distributor” or “Foreside”)

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUNDS DATED DECEMBER 28, 2009 (the “Prospectus”). This Statement of Additional Information (“SAI”) contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and SAI may be obtained without charge by writing or calling the HSBC Investor Funds (the “Trust”) at the address and telephone number printed above.

References in this SAI to the “Prospectus” are to the Prospectus dated December 28, 2009 of the Trust, by which shares of the Funds listed above (the “Funds”) are being offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this SAI as in the Prospectus.

Each Fund’s current audited financial statements dated October 31, 2009 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2009, as filed with the Securities and Exchange Commission (the “SEC”).

December 28, 2009

TABLE OF CONTENTS (TO BE UPDATED)

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Code of Ethics	71
Registration Statement	71

FINANCIAL STATEMENTS	71

Shareholder Inquiries	71

APPENDIX A: DESCRIPTION OF SECURITIES RATINGS	A-1

APPENDIX B: DESCRIPTION OF MUNICIPAL OBLIGATIONS	B-1

APPENDIX C: HSBC INVESTOR FUNDS PROXY VOTING POLICY	C-1

APPENDIX D: PROXY VOTING POLICY AND PROCEDURES for
HSBC GLOBAL ASSET MANAGEMENT (USA) INC.,
HSBC INVESTMENTS (SINGAPORE) LIMITED,
HALBIS CAPITAL MANAGEMENT (USA) INC. and
HALBIS CAPITAL MANAGEMENT (HONG KONG) LIMITED

D-1

GENERAL INFORMATION

HSBC INVESTOR WORLD SELECTION FUNDS

          Each of the HSBC Investor World Selection Funds (each a “Fund”, and together the “World Selection Funds”) is a series of the HSBC Investor Funds (the “Trust”). Each HSBC Investor World Selection Fund is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in a combination of mutual funds managed by HSBC Global Asset Management (USA) Inc. (the “Adviser”) or other investment advisers, or exchange-traded funds (the “Underlying Funds”).

          The World Selection Funds provide an asset allocation option to investors who seek to diversify their investment across a variety of asset classes. The World Selection Funds consist of the following asset allocation Funds: HSBC Investor World Selection Aggressive Growth Strategy Fund (“World Selection Aggressive Growth Strategy Fund”), HSBC Investor World Selection Conservative Growth Strategy Fund (“World Selection Conservative Growth Strategy Fund”), HSBC Investor World Selection Growth Strategy Fund (“World Selection Growth Strategy Fund”) and HSBC Investor World Selection Moderate Growth Strategy Fund (“World Selection Moderate Growth Strategy Fund”). Each World Selection Fund is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

          Each Fund is described in this Statement of Additional Information (“SAI”). The Trust is part of the HSBC Investor Family of Funds, which also includes the HSBC Advisor Funds Trust and HSBC Portfolio Trust. The Trust includes certain equity and money market funds that are described in separate SAI’s.

          Each World Selection Fund offers three different classes of shares: Class A Shares, Class B Shares and Class C Shares. Each class of shares has different characteristics and is subject to different fees and expenses. See “Purchase of Shares” for information about the various classes and eligibility to invest therein.

          Each World Selection Fund, based on a target asset allocation, invests in a combination of Underlying Funds in order to pursue its investment objective. Each of the World Selection Funds allocates its assets among various Underlying Funds within predetermined ranges. The Adviser uses an active or “tactical” asset allocation strategy. This means that the Adviser may change the Fund’s target asset allocation periodically. The Adviser may consider a number of factors when determining whether to change the Fund’s target asset allocation, including market trends, its outlook for companies with a given market capitalization, and its outlook for asset classes and their performance in various market conditions. At the end of each fiscal quarter, it is anticipated that the Fund will rebalance to its target asset allocation if its actual asset allocation varies by at least 5% from its target levels. See “Investment Objective, Polices and Restrictions – World Selection Funds Portfolio Weightings” and “Investment Techniques--Investment Company Securities.”

          By investing in the Underlying Funds, the World Selection Funds may have an indirect investment interest in some or all of the securities and instruments described in the section below entitled “Investment Techniques,” depending upon how their assets are allocated among the Underlying Funds. The World Selection Funds may also have an indirect investment interest in other securities and instruments used by the Underlying Funds. These securities and instruments are described in the Underlying Funds’ current Prospectuses and Statements of Additional Information, which are available upon request, free of charge, by calling the World Selection Funds toll-free at 1-800-782-8183.

          The World Selection Funds, in addition to investing primarily in Underlying Funds, may invest directly in certain other instruments, such as the following: exchange-traded notes, bank obligations, commercial paper, firm or standby commitments, lending of portfolio securities, repurchase agreements, restricted 144A and 4(2) securities, and reverse repurchase agreements. These securities are described in the Prospectus and/or below. Also, by investing in the Underlying Funds, each of the World Selection Funds will be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Underlying Funds. In general, this SAI addresses many of the investment techniques and instruments used by Underlying Funds, although the World Selection Funds may also be subject to additional risks associated with other securities, instruments and techniques utilized by the Underlying Funds that are not described below.

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          Shares of the World Selection Funds are continuously offered for sale by the Distributor at the applicable public offering price (i) directly to the public, (ii) to customers of financial institutions, such as federal or state chartered banks, trust companies or savings and loan associations that have entered into shareholder servicing agreements with the Trust (“Shareholder Servicing Agent”), and (iii) to customers of a securities broker that has entered into a dealer agreement or shareholder servicing agreement (“Securities Brokers” and together with Shareholder Servicing Agent, “Servicing Agents”) with the Distributor. Certain share classes are subject to investment minimums. See the Prospectus and “Purchase of Shares” and “Sales Charges.”

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

          With respect to the World Selection Funds, the discussions of investment objectives, strategies, and risks that are applicable to the Underlying Funds in which the World Selection Funds invest are relevant to understanding the investment objectives, strategies, and risks of the relevant World Selection Fund. The ability of a World Selection Fund to meet its investment objective depends on the ability of the Underlying Funds to meet their own investment objectives. It is possible that one or more Underlying Funds will not meet their own investment objectives, which would affect a World Selection Fund’s performance. There can be no assurance that the investment objective of any World Selection Fund or any Underlying Fund will be achieved.

WORLD SELECTION FUNDS PORTFOLIO WEIGHTINGS

          The Adviser invests each World Selection Fund’s assets in the following asset classes according to the various percentage ranges selected by the Adviser in the chart below. The ranges are targets that may be adjusted in the Adviser’s discretion, however, shareholders will receive 60 days advance notice of such changes. Not all World Selection Funds will invest in all of the asset classes. At the end of each fiscal quarter, it is anticipated that each World Selection Fund will re-balance to its target asset allocation if its actual asset allocation varies by at least 5% from its target levels. The investment objective and strategies of each World Selection Fund are not fundamental and may be changed without approval of World Selection Fund shareholders upon 60 days’ notice. As a World Selection Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratios of the Underlying Funds change, the weighted average operating expenses borne by the World Selection Fund may increase or decrease. For reasons relating to costs, changes in investment objectives, policies or restrictions, or if it is in the best interests of the World Selection Fund, the World Selection Fund may withdraw its investment in an Underlying Fund. If there is a change in the investment objective or strategies of a World Selection Fund, shareholders should consider whether the World Selection Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that the investment objective of a World Selection Fund or any Underlying Fund will be achieved.

	Aggressive Growth Strategy Fund		Growth Strategy Fund		Moderate Growth Strategy Fund		Conservative Growth Strategy Fund
Asset Class	Investment Range (Approximate Percentage of the Fund’s Assets)	Neutral Target Allocation	Investment Range (Approximate Percentage of the Fund’s Assets)	Neutral Target Allocation	Investment Range (Approximate Percentage of the Fund’s Assets)	Neutral Target Allocation	Investment Range (Approximate Percentage of the Fund’s Assets)	Neutral Target Allocation
Underlying Equity Funds	50-100%	80%	30-80%	54%	20-70%	39%	0-50%	24%
U.S. Large Cap Growth
U.S. Large Cap Value
U.S. Small-cap
International Equity
Global Emerging Markets Equity

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Underlying Fixed Income Funds	0-50%	13%	20-70%	32%	30-80%	47%	50-100%	64%
U.S. Fixed Income
High Yield Fixed Income
Global Emerging Markets Fixed Income
Other Underlying Funds and Investments	0-20%	6%	0-20%	12%	0-20%	12%	0-20%	10%
Private Equity Funds
Real Estate Funds
Commodity ETFs
Exchange Traded Notes
HSBC Investor Prime Money Market Fund	0-10%	1%	0-10%	2%	0-10%	2%	0-10%	2%

          When the Adviser believes market conditions are unfavorable or when suitable investments are not otherwise available, each World Selection Fund may invest any amount in cash, cash equivalents, high-quality, short-term debt securities, money market funds and other money market instruments as a temporary defensive position.

          The Trust, with respect to each Fund, has adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a “majority of the outstanding shares” of a Fund, which, as used in this SAI, means the vote of the lesser of (i) 67% or more of the outstanding “voting securities” of a Fund present at a meeting, if the holders of more than 50% of the outstanding “voting securities” of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding “voting securities” of the Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act. See “Investment Restrictions.”

INVESTMENT TECHNIQUES

          The World Selection Funds invest primarily in a combination of mutual funds managed by the Adviser (“affiliated funds”), as well as mutual funds and ETFs managed by advisers that are not associated with the Adviser or exchange-traded funds (“unaffiliated funds”) to the extent permitted by the 1940 Act. Under the 1940 Act, the World Selection Funds may purchase an unlimited amount of shares of any affiliated fund. In addition, with respect to purchasing shares of any unaffiliated funds, the World Selection Funds are generally subject to the following restrictions: (1) a Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETFs or mutual funds); (2) a Fund may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”); and (3) a Fund may not invest more than 10% of its total assets in the securities of other investment companies.

          A Fund may purchase shares of unaffiliated funds beyond the limits described above if (i) the Fund or the unaffiliated fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the unaffiliated fund and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, a Fund may exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority (“FINRA”), for funds of funds.

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          Each World Selection Fund, through its investment in the Underlying Funds and in accordance with its investment objectives and policies (as described in the Prospectus) invests in a variety of securities and employs a number of investment techniques. Each type of security and technique involves certain risks. The following is an alphabetical list of investment techniques that may be used by the Underlying Funds and the main risks associated with those techniques.

AMERICAN DEPOSITARY RECEIPTS

          American depositary receipts (“ADRs”) are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.

          Although a U.S. investor (such as a Fund or Underlying Fund) holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. Investors may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Funds’ custodian in five days. Investorsmay also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency. Other types of depositary receipts are discussed under “Other Depositary Receipts” in this section.

ASSET-BACKED SECURITIES

          Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures similar to the mortgage pass-through structures described below or in a pay-through structure similar to the collateralized mortgage structure.

          Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS

          The Funds or Underlying Funds may invest in certificates of deposit, time deposits, bankers’ acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations (“S&Ls”). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Funds may not invest in time deposits maturing in more than seven days.

          The Funds will not invest in any obligation of a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the

4

“FDIC”), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Funds.

          The Funds may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described below.

BRADY BONDS

          Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds are not considered U.S. Government securities.

          Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

          Brady Bonds involve various risk factors, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. Investments in Brady Bonds are to be viewed as speculative. There can be no assurance that Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause an investor to suffer a loss of interest or principal on any of its holdings.

CASH SWEEP PROGRAM

          A Fund or Underlying Fund may participate in a cash sweep program. In the cash sweep program, an investor’s uninvested cash balances and/or cash collateral from a securities lending program are used to purchase money market fund shares (Class I Shares of the HSBC Investor Prime Money Market Fund in the case of the Funds (the “Prime Money Market Fund”)). A cash sweep program can reduce exposure to the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing ready liquidity and increased diversity of holdings. Class I Shares of the Prime Money Market Fund sold to and redeemed from a Fund will not be subject to a sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of Financial Industry Regulatory Authority (previously NASD) (“FINRA”), or service fee, as defined in rule 2830(b)(9) of the Conduct Rules of FINRA, in connection with the purchase, sale, or redemption of such shares by a Fund, or the advisory fee for the investing Fund will be waived in an amount that offsets the amount of such sales charges and/or service fees incurred by that Fund. More detailed information about the Prime Money Market Fund may be found in its current Prospectus and the separate SAI that includes the various HSBC Investor Money Market Funds.

COMMODITY SECURITIES

          The Funds and Underlying Funds may invest in commodity securities. Investment exposure to the commodities markets may subject an investor to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and

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investment and trading activities of mutual funds, hedge funds and commodities funds.

CONVERTIBLE SECURITIES

          Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company’s common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company’s common stock. The actual return on a convertible bond may exceed its stated yield if the company’s common stock appreciates in value, and the option to convert to common shares becomes more valuable. See “Equity Securities” in this section.

          Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

DERIVATIVES

          Generally, a derivative is a financial arrangement the value of which is based on, or “derived” from, a traditional security, asset, or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses, including the possibility of a total loss of the amount invested. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. Investors may use derivatives to seek to enhance returns, for hedging purposes or cash management purposes, as a substitute for investing directly in securities, and as a part of a strategy to gain exposure to characteristics of investments in foreign markets through efficient portfolio management techniques.

EMERGING MARKETS

           Emerging market investments present greater risk than investing in foreign issuers in general. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in the past, and devaluation may occur subsequent to investments in these currencies. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on an investor’s investments. Investing in many former communist socialist countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy.

          Additional risk factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in valuation and pricing; less public information about issuers of non-U.S. securities; less governmental regulation and supervision over the issuance and trading of securities; the unavailability of financial information regarding the non-U.S. issuer or the difficulty of interpreting financial information prepared under non-U.S. accounting standards; the imposition of withholding and other taxes; adverse political, social or diplomatic developments limitations on the movement of funds or other assets of an investor between different countries; difficulties in invoking the legal process outside the United States and

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enforcing contractual obligations; and the difficulty of assessing economic trends in non-U.S. countries. Investment in non-U.S. countries also involves higher brokerage and custodian expenses than does investment in U.S. securities traded on a U.S. securities exchange or market. The occurrence of adverse events affecting one particular emerging market country or region could have more widespread effect and adversely impact the global trading market for emerging market instruments. Many of the laws that govern private and foreign investment, securities transactions and other contractual relationships in certain emerging market countries, are relatively new and largely untested. As a result, an investor may be subject to a number of unusual risks, including inadequate investor protection, contradictory legislation, incomplete, unclear and changing laws, disregard of regulations on the part of other market participants, lack of established or effective avenues for legal redress, absence of standard practices and confidentiality customs characteristic of more developed markets and lack of consistent enforcement of existing regulations. Furthermore, it may be difficult to obtain and/or enforce a judgment in certain countries in which assets of an investor are invested. There can be no assurance that this difficulty in protecting and enforcing rights will not have a material adverse effect on an investor and its investments.

          The term “emerging markets” can include countries: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); (iii) listed in World Bank publications as developing; or (iv) otherwise determined to be an emerging market, Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

          Company Debt. Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by an investor. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect an investor’s assets should these conditions recur.

          Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The issuers of the sovereign debt securities have in the past experienced substantial difficulties in servicing their external debt obligations, which have led to defaults on certain obligations and the restructuring of certain indebtedness. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

          Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic

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performance and political and social stability of those issuers.

          The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than U.S. dollars or non-emerging market currencies, their ability to make debt payments denominated in U.S. dollars or non-emerging market currencies could be affected.

          To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

          Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

          Liquidity, Trading Volume, Regulatory Oversight. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. The lack of liquidity could have an adverse effect on the value of an investor’s holdings, and on an investor’s ability to dispose of such holdings in response to a specific adverse economic event, such as the deterioration in credit worthiness of a particular debtor. Some of the stocks or countries that may be selected by an investor for purchase or sale may have insufficient market liquidity to allow the purchase such stocks in such amounts or at such prices as may be deemed reasonable for investment under such strategy and/or there may not be readily available a means by which an investor can gain exposure to such country’s securities markets. Foreign investors in emerging markets may be limited in their ability to invest in certain industries. In addition, there is often a limit on total foreign holdings. To the extent that the ceiling has been reached in that industry, further investment by foreign investors may not be permitted. Accordingly, the ability of an investor to invest in certain companies may be restricted, and there can be no assurance that additional restrictions on investments permissible for foreign investors will not be imposed in the future.

          The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

          Disclosure and regulatory standards in emerging markets are in many respects less stringent than U.S. standards. Issuers in lesser developed and emerging markets are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of such an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about such issuers than there is about U.S. issuers. In addition, such issuers are not subject to regulations similar to the U.S. Sarbanes-Oxley Act of 2002 which imposes many restrictions and mandates on the activities of companies. There is less regulation and monitoring by regulators of lesser developed and emerging market securities markets and the activities of investors, brokers and other participants than in the U.S. Moreover, issuers of securities in lesser developed and emerging markets are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, shareholder proxy requirements and the timely disclosure of information. There is also less publicly

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available information about lesser developed and emerging market companies than U.S. companies.

          Default, Legal Recourse. An investor may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by an investor defaults, the investor may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A investor’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. Moreover, if an investor obtains a judgment in a U.S. court, it may be difficult to enforce such judgment in the emerging market because the emerging market may not be a party to any international treaty with respect to the recognition or enforcement of foreign judgments. Provisions of emerging markets laws regulate the enforcement of foreign judgments and such laws may contain broad exceptions and involve long delays in obtaining a judgment. For example, an emerging markets court may not enforce any foreign judgment if it viewed the amount of damages awarded as excessive or inconsistent with practice in that country. A party seeking to enforce a foreign judgment in an emerging market may also be required to obtain approval from the central bank of that emerging market to execute such judgment or to repatriate any amount recovered outside of the emerging market. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

          Certain Risks of Holding Assets Outside the United States. An investor generally holds its non-U.S. securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and therefore expose an investor to additional risk. In addition there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit an investor’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an investor to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount an investor can earn on its investments and typically results in higher operating expenses for the an investor as compared to funds that invest only in the U.S.

          Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for an investor to carry out transactions. If an investor cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If an investor cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the investor could be liable for any losses incurred.

          Inflation. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

          Withholding. Income from securities held by an investor could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which an investor makes its investments. An investor may also be affected by changes in the rates or methods of taxation applicable to the investor or to entities in which the investor has invested.

          Foreign Currencies. An investor’s investments in emerging markets securities involve risks relating to currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and the foreign currencies in which an investor’s portfolio securities are denominated, and costs associated with conversion of investment principal and income from one currency into another. Some emerging market

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countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which an investor’s portfolio securities are denominated may have a detrimental impact on the investor’s net asset value.

EQUITY SECURITIES

          Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which an investor invests will cause the net asset value of that Fund to fluctuate.

          Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

          Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty. Securities of companies considered to be value investments can continue to be undervalued for long periods of time and not realize their expected value.

EURODOLLAR AND YANKEE BANK OBLIGATIONS

          Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee bank) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from freely flowing across its borders. Other risks include: adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

EXCHANGE TRADED FUNDS

          ETFs are investment companies that are bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market segment or index. An investor could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Investment Company Securities” below.

EXCHANGE TRADED NOTES

          Certain of the Underlying Funds may invest in Exchange Traded Notes (ETNs), which are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index

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minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Underlying Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Underlying Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Underlying Fund holds its investment in an ETN until maturity, the issuer will give the Underlying Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk and fixed income risk.

FIXED INCOME SECURITIES

          To the extent an investor invests in fixed income securities, the value of the investor’s investment may change as prevailing interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. An investor’s investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than shorter-term obligations.

          For purposes of any minimum requirements set forth herein that are based upon an NRSRO’s ratings categories, if no sub-categories or gradations are specified the requirement is determined without regard for sub-categories and gradations (i.e., all sub-categories and gradations within a particular category are acceptable). After purchase by an investor, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. A security which has had its rating downgraded or revoked may be subject to greater risk to principal and income, and often involve greater volatility of price, than securities in the higher rating categories. Such securities are also subject to greater credit risks (including, without limitation, the possibility of default by or bankruptcy of the issuers of such securities) than securities in higher rating categories.

          Investment in obligations of foreign issuers may present a greater degree of risk than investment in domestic securities because of less publicly available financial information and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. See “Foreign Securities,” below.

FLOATING AND VARIABLE RATE OBLIGATIONS

          Floating or variable rate of interest change in specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by an investor may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under “Foreign Securities,” below.

          Variable or floating rate demand notes may be issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or-at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

          The terms of the variable rate master demand notes permit an investor to invest fluctuating amounts at

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varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. An investor has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between an investor and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. While master demand notes, as such, are not typically rated by credit rating agencies, an investor may, under its minimum rating standards, invest in them only if, at the time of an investment, the issuer meets the criteria for the relevant Fund’s investment in money market instruments.

          Investments in floating or variable rate securities may involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on U.S. Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

          Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, an investor’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, an investor’s yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument’s yield is based may not rise and fall to the same extent or as quickly as the general market for municipal obligations. These instruments are considered derivatives and the value of such instruments may be more volatile than other floating rate municipal obligations.

          The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before an investor is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed for an investor through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

          Foreign Currency Warrants. Foreign currency warrants such as Currency Exchange Warrants (SM) (“CEWs”(SM)) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market

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and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the “OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

          Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (“PERLs”(SM)) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

          Performance Indexed Paper. Performance indexed paper (“PIPs”(SM)) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

FOREIGN SECURITIES

          Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. federal securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on an investor’s earnings, assets, or transactions, limitation on the removal of cash or other assets of an investor, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. For example, significant uncertainty surrounds the effect of the Euro (the official currency of the European Union) on the value of securities denominated in local European currencies. These and other currencies in which an investor’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to an investor. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends and interest payments from foreign securities may be withheld at the source. Additional costs associated with an investment in foreign securities may include higher custodial fees than those that apply

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to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES ()

          Forward foreign currency exchange contracts (“forward contracts”) are intended to minimize the risk of loss to an investor from adverse changes in the relationship between the U.S. dollar and foreign currencies. By entering into transactions in forward contracts, an investor may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for non-hedging purposes, the investor may sustain losses which will reduce its gross income. Forward contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on exchanges.

          A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when an investor enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of the security.

          There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with an investor’s obligation under the forward contract. On the date of maturity an investor may be exposed to some risk of loss from fluctuations in that currency. When an investor enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

          Transactions in forward contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, an investor may be required to forego the benefits of advantageous changes in exchange rates. The Funds that may use derivatives to enhance their returns may enter into transactions in forward contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk of losses which will reduce its gross income.. If the expected changes in the value of the currency occur, an investor will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, an investor may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

FUTURES CONTRACTS

          The Funds may enter into futures contracts, including those on fixed income securities or indexes of municipal securities. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds.

          An investor may enter into transactions in futures contracts to protect itself from fluctuations in interest rates but without the risks and transaction costs of buying or selling long-term debt securities. For example, if an investor owns long-term bonds, and interest rates were expected to increase, an investor might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent

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value of the long-term bonds owned by an investor. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund’s futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the investor from declining as much as it otherwise would have. When an investor is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities which the investor intends to acquire, the Fund may purchase a futures contract. In the event that the projected decline in interest rates occurs, the increased cost to the investor of the securities acquired should be offset, in whole or in part, by gains on the futures contracts. As portfolio securities are purchased, the investor typically will close out its futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, the investor will purchase fixed income securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

          While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. An investor will incur brokerage fees when it purchases and sells futures contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as “margin.” The initial deposit required will vary, but may be as low as 2% or less of a contract’s face value. Daily thereafter, the futures contract is valued through a process known as “marking to market,” and the investor may receive or be required to pay additional “variation margin” as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was entered into.

          When it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to that of long-term bonds, an investor may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell an investor’s portfolio securities.

          The ability to hedge effectively all or a portion of an investor’s portfolio through transactions in futures contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the investor’s portfolio. If the security, or the securities comprising the index, underlying a futures contract is different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and an investor could sustain losses on the hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, an investor’s overall return could be less than if the hedging transactions had not been undertaken.

          The trading of futures contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract approaches.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require an investor to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship

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between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a futures contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the futures contract was originally entered into. While an investor will establish a futures position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In that event, it may not be possible to close out a position held for an investor, which could require an investor to purchase or sell the instrument underlying the futures contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on an investor’s ability to effectively hedge its portfolio.

          The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by the exchanges, which limit the amount of fluctuation in the price of a futures contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Investments in futures contracts also entail the risk that if an investor’s investment judgment about the general direction of interest rates is incorrect, the investor’s overall performance may be poorer than if the investor had not entered into any such contract. For example, if an investor has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in an investor’s portfolio and interest rates decrease instead, the investor will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the investor’s futures positions. In addition, in such situations, if an investor has insufficient cash, bonds may have to be sold from the investor’s portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

          Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others.

          Pursuant to claims for exemption filed with the CFTC and/or the National Futures Association on behalf of the Funds and the Adviser, the Funds and the Adviser are not deemed to be a “commodity pool” or a “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to the CFTC regulations, the substantive limitations set forth in the Trusts’ exemption filing with respect to its use of futures contracts are no longer applicable.

          When a futures contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with an investor’s custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

HIGH YIELD/HIGH RISK SECURITIES

          Securities rated lower than Baa by Moody’s or lower than BBB by S&P are referred to as “non-investment grade,” “high yield” or “junk” bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks that may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. A description of the ratings used herein and in the Prospectus is set forth in Appendix A to this SAI.

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          Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an investor to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the investor were investing in higher quality securities.

          High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, an investor may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash. The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of an investor. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

          The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(2) SECURITIES

          A Fund or Underlying Fund typically may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act or commercial paper issued pursuant to Section 4(2) under the 1933 Act that are determined to be liquid in accordance with guidelines established by the applicable fund’s board of trustees. There may be delays in selling these securities and sales may be made at less favorable prices.

          The Fund, an Underlying Fund or its adviser may determine that a particular Rule 144A security is liquid and thus not subject to the investor’s limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Investing in Rule 144A securities could have the effect of increasing the level of an investor’s illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

INVERSE FLOATING RATE OBLIGATIONS

          Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater Collateralized Mortgage Obligations (“CMOs”) exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

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INVESTMENT COMPANY SECURITIES

          Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, an investor becomes a shareholder of that investment company. As a result, an investing Fund’s shareholders indirectly will bear the Underlying Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

          Generally, under the 1940 Act and related rules, a Fund may purchases an unlimited amount of shares of an affiliated fund. A Fund may also purchases shares of an unaffiliated fund as long as (1) the Fund doesn’t invest more than 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), (2) the Fund doesn’t own more than 3% of the outstanding voting stock of any one investment company (the, or (3) the Fund doesn’t invest more than 10% of its total assets in the securities of other investment companies. A Fund may exceed the limits if (i) the unaffiliated fund or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the unaffiliated fund and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, a Fund may exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”), for funds of funds. These restrictions do not apply to investments in money market mutual funds. As such, a Fund may invest in the securities of the Prime Money Market Fund under the cash sweep program (described under “Cash Sweep Program”).

          Investments in in securities issued by other investment companies present the following risks:

          Allocation Risk: The risk that the Adviser’s target asset and sector allocations and changes in target asset and sector allocations cause the Fund to underperform other similar funds or cause you to lose money, and that the Fund may not achieve its target asset and sector allocations.

          Underlying Fund Selection Risk: The risk that the Fund may invest in Underlying Funds that underperform other similar funds or the markets more generally, due to poor investment decisions by the investment adviser(s) for the Underlying Funds or otherwise.

LENDING OF PORTFOLIO SECURITIES

          Generally, UnderlyingFunds may lend portfolio securities in an amount up to 33 1/3% of their total assets. Loans of portfolio securities may be made to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. Loans of portfolio securities may earn income for Underlying Funds and are collateralized by cash, cash equivalent or U.S. Government securities. The Underlying Fund might experience a loss if the financial institution defaults on the loan or investments made with any cash collateral received falls in value (an Underlying Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

MONEY MARKET SECURITIES

          Each Fund’s investments in money market instruments will consist of (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody’s or S&P or, if unrated, of comparable quality in the opinion of the Subadviser; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers’ acceptances and time deposits; (v) repurchase agreements; and (vi) shares of money market funds, which may include the Prime Money Market Fund. Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the

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Treasury.

Considerations of liquidity and preservation of capital mean that an investor may not necessarily invest in money market instruments paying the highest available yield at a particular time.

MORTGAGE DOLLAR ROLL TRANSACTIONS

          An investor may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, an investor sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the investor will not be entitled to receive any interest or principal paid on the securities sold. An investor is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. An investor may also be compensated by receipt of a commitment fee.

          As of September 7, 2008, the Federal Housing Finance Agency has been appointed to be the conservator of the Federal Home Loan Mortgage Corporation and the FNMA for an indefinite period with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on the entities’ debt and equities is unclear. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of the Treasury continues to monitor market conditions and develop means to enhance the ability of the entities to meet their obligations.

MORTGAGE-RELATED SECURITIES

          Mortgage-backed certificates and other securities represent ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates.

          There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million of 30-year FNMA 9% mortgages and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

          Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

          Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby

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affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

          Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

          Credit risk reflects the risk that an investor may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

          Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration (“FHA”) insured or Department of Veterans (“VA”) guaranteed mortgages. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

          FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government- sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

          In September 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board

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of directors for each of FNMA and FHLMC.

          On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.

          FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

          Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

          FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

          In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

          Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

          In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers

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and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets an investor’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

          The assets underlying mortgage-related securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

          Collateralized Mortgage Obligations. (“CMOs”) A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is

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likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

          If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds. Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

          Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage- backed securities, in certain circumstances an investor may fail to recoup fully its initial investment in a CMO residual.

          CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed “illiquid” and subject to an investor’s limitations on investment in illiquid securities.

          Stripped Mortgage-Backed Securities (“SMBS”). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

          SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The cash flow and yields on IO and PO classes can be extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an investor’s yield to maturity from these securities. If the

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underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

          Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to an investor’s limitations on investment in illiquid securities.

          Mortgage-Backed Securities and Asset-Backed Securities - Types of Credit Support. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

          The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

          Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

OPTIONS AND FUTURES AND RELATED RISKS

          The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the return of an investor. While the use of these instruments by an investor may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If an investor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower the investor’s return. Certain strategies limit the potential of an investor to realize gains as well as limit their exposure to losses. An investor could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments. There can be no assurance that a liquid market will exist at a time when an investor seeks to close out a futures contract or a futures option position.

          Options on Securities. A “call option” is a contract sold for a price (the “premium”) giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A “covered call option” is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. An investor may write options for the purpose of attempting to increase its return and for hedging purposes. In particular, if an investor writes an option which expires unexercised or is closed out by an investor at a profit, the investor retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with

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which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to an investor’s position, the option may be exercised and the investor will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

          An investor may write options in connection with buy-and-write transactions; that is, an investor may purchase a security and then write a call option against that security. The exercise price of the call option an investor determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by an investor in the same market environments in which call options are used in equivalent buy-and-write transactions.

          An investor may also write combinations of put and call options on the same security, a practice known as a “straddle.” By writing a straddle, an investor undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the investor will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option on a portfolio security, an investor limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, an investor assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by an investor solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

          A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in an investor’s portfolio. If such a decline occurs, the put options will permit the investor to sell the securities underlying such options at the exercise price, or to close out the options at a profit. An investor will purchase call options to hedge against an increase in the price of securities that the investor anticipates purchasing in the future. If such an increase occurs, the call option will permit the investor to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by an investor upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the investor. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the investor as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

          Options on Securities Indices. An investor may cover call options on securities indices by owning securities whose price changes, in its opinion, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where an investor covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index and, in that event, the investor will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.

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          An investor will receive a premium from writing a put or call option on a securities index, which increases the investor’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the investor has written a call option falls or remains the same, the investor will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the investor will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the investor’s investment. By writing a put option, an investor assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the investor correlate with changes in the value of the index, writing covered put options on indices will increase the investor’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

          An investor may also purchase put options on securities indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, an investor will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of an investor’s investments does not decline as anticipated, or if the value of the option does not increase, the investor’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the investor’s security holdings.

          The purchase of call options on securities indices may be used by an investor to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the investor holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, an investor will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on securities indices when an investor is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the investor owns.

Risk Factors:

          Imperfect Correlation of Hedging Instruments with an Investor’s Portfolio. The ability of an investor to effectively hedge all or a portion of its portfolio through transactions in options, futures contracts, and forward contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund’s portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, futures contracts or forward contracts traded, an investor’s hedging strategy may not be successful and the investor could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, future contract or forward contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, an investor’s overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures contracts and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, aninvestor bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where an investor enters into forward contracts as a “cross hedge” (i.e., the purchase or sale of a forward contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the investor incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

          The correlation between prices of securities and prices of options, futures contracts or forward contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, futures contract and forward contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investor may still not result in a successful transaction. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, futures contract or forward contract approaches.

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          The trading of options, futures contracts and forward contracts also entails the risk that, if an investor’s judgment as to the general direction of interest or exchange rates is incorrect, the investor’s overall performance may be poorer than if it had not entered into any such contract. For example, if an investor has hedged against the possibility of an increase in interest rates, and rates instead decline, the investor will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

          It should be noted that the Opportunity Fund and Advisor Opportunity Fund may each purchase and write options not only for hedging purposes, cash management, or to simulate investments in otherwise permissible securities, but also for the purpose of attempting to increase its return. As a result, the Opportunity Fund and Advisor Opportunity Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

          Potential Lack of a Liquid Secondary Market. Prior to exercise or expiration, a position in an exchange-traded option, futures contract or option on a futures contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and an investor could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on an investor’s ability effectively to hedge its portfolio.

          The liquidity of a secondary market in an option or futures contract may be adversely affected by “daily price fluctuation limits,” established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent an investor from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and futures contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and futures contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Options on Futures Contracts. In order to profit from the purchase of an option on a futures contract, it may be necessary to exercise the option and liquidate the underlying futures contract, subject to all of the risks of futures trading. The writer of an option on a futures contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

          Additional Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on the United States Exchanges. The available information on which an investor will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which an investor makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for a investor to respond in a timely manner.

          In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of an investor’s position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the investor. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and an investor will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

          Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection

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with such transactions. Moreover, the SEC or the CFTC has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for a Fund to enter into the trading strategies identified herein or to liquidate existing positions.

          As a result of its investments in foreign securities, an investor may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. An investor may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or forward contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the investoris unable to close out a forward contract it has entered into. In addition, an investor may elect to take delivery of such currencies. Under such circumstances, an investor may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, an investor may hold such currencies for an indefinite period of time if the Subadviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Subadviser anticipates favorable movements in such rates.

          While the holding of currencies will permit an investor to take advantage of favorable movements in the applicable exchange rate, it also exposes an investor to risk of loss if such rates move in a direction adverse to an investor’s position. Such losses could also adversely affect an investor’s hedging strategies. Certain tax requirements may limit the extent to which an investor will be able to hold currencies.

OTHER DEPOSITORY RECEIPTS (CDRS, EDRS, GDRS)

          European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Global Depositary Receipts (“GDRs”) are issued globally and evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in the United States securities markets and EDRs and CDRs in bearer form are designed for use in Europe and GDRs are designed for trading in non-U.S. securities markets. An investor may invest in EDRs, CDRs and GDRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to holders of such receipts in respect of the deposited securities.

          There are certain risks associated with investments in unsponsored depositary programs. Because the non-U.S. company does not actively participate in the creation of the depositary program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the depositary receipts pays nothing to establish the unsponsored facility, as fees for depositary receipt issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment. In an unsponsored depositary program, there also may be several depositaries with no defined legal obligations to the non-U.S. company. The duplicate depositaries may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.

          In addition, with respect to all depositary receipts, there is always the risk of loss due to currency fluctuations.

PRIVATE EQUITY SECURITIES

          The Funds may invest in private equity securities. Listed private equity companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

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REAL ESTATE SECURITIES

          REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. An investor in real estate securities may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from the environmental problems, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants, and changes in interest rates.

REPURCHASE AGREEMENTS

          Repurchase agreements are transactions by which a portfolio or fund purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities In the event of a default or bankruptcy by the seller, an investor will seek to liquidate such collateral. The exercise of the investor’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act.

          The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, an investor may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of an investor and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that an investor may not be able to substantiate its interest in the underlying securities. While the management of the Trust acknowledge these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

SHORT-TERM TRADING

          A Fund or an Underlying Fund may engage in short-term trading. A change in the securities held by an investor is known as “portfolio turnover.” Management does not expect that in pursuing the Fund’s investment objectives unusual portfolio turnover will be required and intends to keep turnover to a minimum consistent with each Fund’s investment objective. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The management believes unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing an investor’s investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to an investor.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS

          Debt instruments issued or guaranteed by foreign governments, agencies, and supranational (“sovereign debt obligations”), especially sovereign debt obligations of developing countries, may involve a high degree of risk,

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and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

SWAPS, CAPS, FLOORS AND COLLARS

          A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, an investor may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which an investor may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

          The swaps in which an investor may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

          Investors frequently enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with an investor receiving or paying, as the case may be, only the net amount of the two returns. An investor’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the investor) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid securities.

          Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that an investor is contractually obligated to make. If the other party to an interest rate swap defaults, an investor’s risk of loss consists of the net amount of interest payments that the investor is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, an investor may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

          The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investor is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the investor would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT SECURITIES

          Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agencies’ obligations; and others are supported only by the credit of the issuing or guaranteeing

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instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

WARRANTS

          A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of an investor. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

          Delivery of and payment for when-issued and delayed-delivery securities can take place a month or more after the date of the transaction. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself in which case there could be an unrealized loss at the time of delivery. If the other party to a when-issued transaction fails to deliver or pay for the security, an investor could miss a favorable price or yield opportunity or suffer a loss.

          New issues of municipal obligations may be offered on a “when-issued” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the municipal obligations offered on this basis are each fixed at the time an investor commits to the purchase, although settlement, i.e., delivery of and payment for the municipal obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time an investor commits to purchase the “when-issued” or “forward delivery” municipal obligation and the time delivery and payment are made, the “when-issued” or “forward delivery” municipal obligation is treated as an asset of the investor and the amount which the investor is committed to pay for that municipal obligation is treated as a liability of the investor.

          Purchasing municipal obligations on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the “when-issued” or “forward delivery” municipal obligation may have a lesser (or greater) value at the time of settlement than an investor’s payment obligation with respect to that municipal obligation. Furthermore, if an investor sells the “when-issued” or “forward delivery” municipal obligation before the settlement date or if the investor sells other obligations from its portfolio in order to meet the payment obligations, the investor may realize a capital gain, which is not exempt from federal income taxation.

          Municipal obligations purchased on a “when-issued” or “forward delivery” basis and the securities held in an investor’s portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest an investor’s assets immediately, while awaiting delivery of securities purchased on a “when-issued” or “forward delivery” basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. At the time a Fixed Income Fund enters into a transaction on a “when-issued” or forward delivery basis, it will segregate cash, cash equivalents or high quality debt securities equal to the amount of the “when-issued” or “forward delivery” commitment. For the purpose of determining the adequacy of the securities segregated, the securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are segregated daily so that the value of the segregated securities equals the amount of an investor’s commitments.

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WRITING COVERED CALLS

          A call option is “covered” if an investor owns the underlying securities covered by the call. The purchaser of the call option obtains the right to acquire these securities at a fixed price (which may be less than, the same as, or greater than the current market price of such securities) during a specified period of time. An investor, as the writer of the option, forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

          An investor retains the risk of loss should the price of the underlying security decline below the purchase price of the underlying security minus the premium.

ZERO COUPON OBLIGATIONS

          Zero coupon obligations are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. An investor will accrue income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy an investor’s distribution obligations, in which case the investor will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation’s issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

PORTFOLIO TURNOVER

          The Adviser manages each Fund generally without regard to restrictions on portfolio turnover. In general, a Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Adviser engages in portfolio trading for a Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. In managing a Fund’s portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Expenses to each Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund’s shareholders tend to increase as the portfolio turnover increases.

          For the fiscal years ended October 31, 2009 and 2008, the portfolio turnover rate for each Fund was:

FUND^	2009	2008

World Selection Aggressive Growth Strategy Fund	[_]%	72.33%
World Selection Growth Strategy Fund	[_]%	78.59%
World Selection Moderate Growth Strategy Fund	[_]%	79.86%
World Selection Conservative Growth Strategy Fund	[_]%	68.74%

          If a Fund has a high portfolio turnover rate (e.g. 100% or more), transaction costs incurred by the Fund, and the realized capital gains and losses may be greater than those of a Fund with a lesser portfolio turnover rate. See “Portfolio Transactions” and “Tax Matters”.

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PORTFOLIO TRANSACTIONS

          The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the World Selection Funds. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of each Fund’s shareholders rather than by any formula. In placing orders for each Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although each Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of investments for a Fund with a broker-dealer affiliate of the Adviser.

          The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising several of its clients (including the World Selection Funds), although not all of these services are necessarily useful and of value in managing each Fund. The management fee paid from each Fund is not reduced because the Adviser and its affiliates receive such services.

          Generally, fixed income securities and money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC Bank USA, the Adviser (including a Subadviser to the relevant Fund), the Fund or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities except in accordance with regulations adopted by the SEC. A Fund may purchase municipal obligations from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Fund or the Distributor may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review any commissions paid by the Funds to affiliated brokers. The Funds will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

          As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising each Fund.

          The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. The SEC

33

published interpretative guidance that tightened previously existing standards concerning the types of expenses that qualify for the Section 28(e) safe harbor and set forth certain steps that investment advisers need to take in order to ensure such qualification.

          Investment decisions for each Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for a Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that the Funds’ ability to participate in volume transactions will produce better executions for the Funds.

          The Board has adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Funds from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

          If a Fund invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, such Funds would not ordinarily pay significant brokerage commissions with respect to their securities transactions.

          In the United States and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by the Investment Advisory Agreement between the Trust and HSBC Global Asset Management (USA), Inc. (“Advisory Contract”), be bought from or sold to dealers who have furnished statistical research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

          For the fiscal years ended October 31, 2009, 2008 and 2007, the Funds (or the corresponding Underlying Funds) paid aggregate brokerage commissions as shown in the following table:

FUND^	2009	2008	2007

Growth Portfolio	$[_____]	$140,901	$ 70,608
Mid-Cap Fund		$ 32,493	$ 29,926
International Equity Portfolio	$[_____]	$175,553	$200,585
Opportunity Portfolio	$[_____]	$437,421	$379,176
Value Portfolio	$[_____]	$ 33,677	$ 17,808

^ Each of the World Selection Funds bear a proportionate share of the amounts applicable to the Underlying Funds, to the extent of their investment in the Underlying funds.

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          Because the World Selection Funds invest primarily in institutional share classes of Underlying Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures for the Trust relating to disclosure of the Trust’s portfolio securities (the “Policy”). The Policy is designed to ensure disclosure of holdings information, where necessary, to the Trust’s operation or useful to the Trust’s shareholders without compromising the integrity or performance of the Trust.

          Pursuant to applicable law, once the Trust commences operations, it is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trust will disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports will be distributed to shareholders. Quarterly holdings reports filed with the SEC on Form N-Q will not be distributed to shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. These reports will be available, free of charge, on the Trust’s website at www.investorfunds.us.hsbc.com.

          The Trust’s website will also provide information about each Fund’s top 10 holdings, sector holdings and other characteristics data as of the end of the most recent month. The Trust may publish the Funds’ full portfolio holdings fifteen (15) days after the end of each month. This information will be available until updated as of the following month. The information on the Trust’s website is publicly available to all categories of persons.

          The Trust or the Adviser may share non-public holdings information of the Trust sooner than 60 days after the end of the fiscal quarter with the Adviser and other service providers to the Trust (including the Trust’s custodian, the Trust’s Sub-Administrator, Citi; and pricing services such as FT Interactive). In addition, the Trust may share non-public holdings information with mutual fund ranking and rating services, including Standard & Poor’s Corporation, Morningstar, Lipper Analytical Services and Bloomberg L.P. These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trust or the Adviser that foster reasonable expectations that holdings information will not be misused. The Trust’s officers may authorize disclosure of the Trust’s holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

          The Trust may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to fund counsel and the Trust’s Chief Compliance Officer (“CCO”). The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information,

35

or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

          Currently, the Trust has arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper Analytical Services, Morningstar, Bloomberg and Standard & Poor’s Corporation.

          No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trust, the Adviser and its affiliates.

          Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, a Fund may disclose its holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a “Material Compliance Matter” as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board.

INVESTMENT RESTRICTIONS

          The Trust, with respect to each Fund, has adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a “majority of the outstanding voting securities” of a Fund. The term “majority of the outstanding voting securities” as used in this SAI means the vote of the lesser of (i) 67% or more of the outstanding “voting securities” of the Fund present at a meeting, if the holders of more than 50% of the outstanding “voting securities” are present or represented by proxy, or (ii) more than 50% of the outstanding “voting securities.” The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

          Each of the World Selection Funds is subject to the following non-fundamental restrictions, in addition to the fundamental and non-fundamental restrictions set forth below:

          1. The Fund may not purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures.

          2. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

          3. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the SEC.

          In addition, as a matter of fundamental policy, each of the World Selection Funds will not (except that none of the following investment restrictions shall prevent the Trust from investing each of the World Selection Fund’s assets in a combination of the Underlying Funds, Unaffiliated Funds and the Prime Money Market Fund):

          1. invest in physical commodities or contracts on physical commodities;

          2. purchase or sell real estate, although the Funds may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

          3. make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with each Fund’s investment objective and policies;

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          4. borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that each Fund maintains asset coverage of at least 300% for all such borrowings;

          5. underwrite the securities of other issuers (except to the extent that each Fund may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

          6. acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of each Fund’s total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position; and

          7. issue senior securities, except as permitted under the 1940 Act.

PERCENTAGE AND RATING RESTRICTIONS

          If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Funds’ Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to continue to hold the security and provided further, that the Adviser will take appropriate steps, which may include the disposition of portfolio securities, as may be necessary to satisfy the applicable requirements of the 1940 Act with respect to the Fund’s investments in illiquid securities or any borrowings by the Fund.

PERFORMANCE INFORMATION

          The Trust may, from time to time, include the total return, annualized “yield,” “effective yield” and “tax equivalent yield” quotations for a Fund, computed in accordance with formulas prescribed by the SEC, in advertisements or reports to shareholders or prospective investors.

          Quotations of yield for a Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD	= 2 [(a - b + 1)[6] - 1]
cd

                    where

                    a = dividends and interest earned during the period,

                    b = expenses accrued for the period (net of reimbursements),

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

                    d = the maximum offering price per share on the last day of the period.

          Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Each Fund also may, with respect to certain periods of less than one

37

year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

          Quotations of average annual total return (after taxes on distributions) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n = ATVD (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = number of years and ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the period. All total return figures (after taxes on distributions) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date.

          Quotations of average annual total return (after taxes on distributions and redemption) for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T)n = ATVDR (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions and redemption), n = number of years and ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. All total return figures (after taxes on distributions and redemption) reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. Taxes due are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds.

          Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of a Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors, and possible differences in the methods used to calculate yields, should be considered when comparing the yield of a Fund to yields published for other investment companies or other investment vehicles.

          A Servicing Agent may charge its customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the net return on the investment of customers of that Servicing Agent or that securities broker. Specifically, investors who purchase and redeem shares of a Fund through a Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Servicing Agent and the investor, with respect to the customer services provided by the Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid an those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

          Conversely, the Trust has been advised that certain Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent from a Fund, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents. Such customers may be able to obtain through their Servicing Agent quotations reflecting such decreased or increased return.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

          The names of the Trustees of the Trust, their addresses, dates of birth, positions held with the Trust, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

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NAME, ADDRESS, AND AGE/DATE OF BIRTH	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE*	OTHER TRUSTEESHIPS HELD BY TRUSTEE

NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Date of Birth: October 29, 1955	Trustee	Indefinite; June 2008 to present	Private Investor (June 1999 – present)	36	None

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Date of Birth: May 14, 1954	Trustee	Indefinite; June 2008 to present	Investment Consultant, self employed ( 2001- present); Senior Vice President, Schroeder Investment Management (2001 – 2004)	36	United Church Foundation; Huntington’s Disease Society of the U.S.; Second Congregational Church (Greenwich, CT) Endowment Funds

ALAN S. PARSOW P.O. Box 182845 Columbus, OH 43218-3035 Date of Birth: January 16, 1950	Trustee	Indefinite; 1987 to present	General Partner, Elkhorn Partners, L.P. (a private investment partnership) (1989 - present)	36	Penn Treaty American Corporation (insurance)

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Date of Birth: June 10, 1946	Trustee	Indefinite; 2005 to present	Partner, Robards & Co. LLC (2005-present); Chief Financial Officer, American Museum of Natural History (2003- 2004)	36	Overseas Shipholding Group (energy transportation); Ellington Financial LLC (financial services); Big Apple Circus (entertainment)

LARRY M. ROBBINS P.O. Box 182845 Columbus, OH 43218-3035 Date of Birth: December 12, 1938	Chairman and Trustee	Indefinite; 1987 to present	Private Investor (2007-present); Director, Center for Teaching and Learning, University of Pennsylvania (1999-2007)	36	None

MICHAEL SEELY P.O. Box 182845 Columbus, OH 43218-3035 Date of Birth: June 7, 1945	Trustee	Indefinite; 1987 to present	Private Investor (2003-present); Global Multi Manager Partners (1999-2003); President of Investor Access Corporation (1981-2003)	36	None

INTERESTED TRUSTEE

STEPHEN J. BAKER** P.O. Box 182845 Columbus, OH 43218-3035 Date of Birth: June 23, 1956	Trustee	Indefinite; 2004 to present	Chief Executive Officer, HSBC Global Asset Management (USA) Inc. and Executive Vice President, HSBC (USA),	36	None

39

NAME, ADDRESS, AND AGE/DATE OF BIRTH	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE*	OTHER TRUSTEESHIPS HELD BY TRUSTEE

N.A. (2003 - present)

*	Includes both the Fund and the Underlying Portfolio for funds with a master/feeder structure.

**	Mr. Baker is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with the Adviser.

The names of the officers, their addresses, dates of birth, position held with each Trust, and principal occupation(s) during the past five years are described in the table below.

NAME, ADDRESS, AND AGE/DATE OF BIRTH	POSITION(S) HELD WITH FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Date of Birth: October 8, 1958	President	Indefinite; 2004 to present	Senior Vice President, Head of Product Management, HSBC Global Asset Management (USA) Inc. (1998 - present)

ELBA VASQUEZ 452 Fifth Avenue New York, NY 10018 Date of Birth: December 14, 1961	Vice President	Indefinite; 2006 to present	Vice President of Product Administration, HSBC Global Asset Management (USA) Inc. (2005 - present); Vice President of Client Services, Citi (1996 - 2005)

Martin Dean* 3435 Stelzer Road Columbus, OH 43219-3035 Date of Birth: [TBP]	Treasurer	Indefinite; October 2009 to present	[Senior Vice President, Citi Fund Services ]

JENNIFER A ENGLISH* 100 Summer Street Suite 1500 Boston, MA 02110 Date of Birth: March 5, 1972	Secretary	Indefinite; 2008 to present	Senior Vice President, Regulatory Administration, Citi (2005 - present); Assistant Vice President and Assistant Counsel, PFPC, Inc. (2002-2005)

F. MARTIN FOX 100 Summer Street Suite 1500 Boston, MA 02110 Date of Birth: May 5, 1963	Assistant Secretary	Indefinite; 2008 to present	Assistant Vice President, Regulatory Administration, Citi (May 2008 - present); Contract Attorney, Update Legal LLC (2002 - 2008)

FREDERICK J. SCHMIDT* 585 Stewart Avenue Garden City, NY 11530 Date of Birth: July 10, 1959	Chief Compliance Officer	Term expires 2009; 2004 to present	Senior Vice President and Chief Compliance Officer, CCO Services, Citi (2004 - present)

*	Mr. Dean, Mr. Schmidt, and Ms. English also are officers of certain other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

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          BOARD OF TRUSTEES

          Overall responsibility for management of the Trust rests with its Board of Trustees, which is elected by the shareholders of the Trust. The Trustees carry out their responsibilities in accordance with the laws of the Commonwealth of Massachusetts and the respective Trust’s Declaration of Trust. The Trustees elect the officers of each Trust to supervise actively its day-to-day operations.

COMMITTEES

          The Trustees of the Trust have established an Audit Committee, a Contracts and Expense Committee, a Valuation and Investment Oversight Committee, and a Nominating and Corporate Governance Committee for the Trust. The information below about the Committees of the Board applies to each Trust.

Audit Committee

          The Audit Committee is comprised of Marcia L. Beck, Susan S. Huang, Alan S. Parsow, Thomas F. Robards, Larry M. Robbins and Michael Seely, who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Audit Committee is currently chaired by Mr. Robards. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trust. The audit committee (i) recommends to the Board of Trustees the selection, retention, compensation and termination of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; and (v) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee of each Trust held four meetings during the last fiscal year.

Contracts and Expense Committee

          The Contracts & Expense Committee (“C&E Committee”) is comprised of the Independent Trustees of the Trust. The C&E Committee is currently chaired by Ms. Beck. The primary purpose of the C&E Committee is to help ensure that the interests of the Trust and its shareholders are appropriately served by (i) agreements and plans to which the Trust is a party or direct beneficiary and (ii) expenses payable by the Trust and its series. The C&E Committee was formed in September 2009. The C&E Committee did not meet in the most recent fiscal year.

Valuation and Investment Oversight Committee

          The Valuation and Investment Oversight Committee is comprised of all the Trustees of the Trust. The Committee is currently chaired by Ms. Huang. Theprimary purposes of the Valuation and Investment Oversight Committee is to oversee: (i) Fund management, investment risk management, performance and brokerage practices relating to the Fund; (ii) the implementation and operation of the Trust’s Valuation Proceduresandthe amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act with respect to Trust series that are money market funds; and (iii) the selection process for investment sub-advisers to series of the Trust. The Valuation and Investment Oversight Committee were formed in September 2009, at which time two prior Committees of the Board of Trustees with similar functions, the Valuation Committee and the Investment Oversight Committee, were disbanded. The Valuation and Investment Oversight Committee did not during the most recent fiscal year. The former Valuation Committee met one time and the former Investment Oversight Committee did not meet during the most recent fiscal year, prior to their disbandment.

Nominating and Corporate Governance Committee

          The Nominating and Corporate Governance Committee is comprised of the Independent Trustees of the Trust. The Committee is currently chaired by Mr. Robbins. This Committee (i) makes nominations for trustee membership on the Board; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews Board governance procedures and shall recommend any appropriate changes to the full Board; and (v) periodically reviews Trustee compensation and shall recommend any appropriate changes to the

41

Board as a group. The Nominating and Corporate Governance Committee also considers nominees recommended by shareholders. The Nominating and Corporate Governance Committee met three times during the most recent fiscal year.

FUND OWNERSHIP

          Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds of the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the HSBC Investor Family of Funds, as of December 31, 2009.

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE INVESTOR TRUST	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES

Non-Interested Trustees

Marcia L. Beck	None	None
Susan S. Huang	None	None
Alan S. Parsow	None	None
Thomas Robards	None	None
Larry M. Robbins	Growth Fund $1 - $10,000 High Yield Fund $10,001 - $50,000 Overseas Equity Fund $10,001 - $50,000 Value Fund $1 - $10,000	$50,001 - $100,000
Michael Seely	None	None

Interested Trustee

Stephen J. Baker	None	None

          As of December 2, 2009, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund.

TRUSTEE AND OFFICER COMPENSATION

          The Trust and other registered investment companies comprising the HSBC Investor Funds (“Trusts”), in the aggregate, pays each Independent Trustee an annual retainer of $60,000 and a fee of $5,000 for each regular meeting of the Board of Trustees, a fee of $3,000 for each special telephonic meeting, and a fee of $5,000 for each special in-person meeting, except that Mr. Seely, as Chairman of the Board, receives an annual retainer of $80,000 and a fee of $9,000 for each regular meeting attended. Additionally, the Trusts pay each Independent Trustee an annual retainer of $3,000 for each Committee on which such Trustee serves as a Committee Member, or $8,000 for Committee Chairs, and also pay each Committee Member $3,000 for each Committee meeting attended. In addition, for time expended on Board duties outside normal meetings at the request of the Chairman or a Committee Chair, a Trustee is compensated at the rate of $500 per hour, up to a maximum of $3,000 per day. For the fiscal year ended October 31, 2009, the following compensation was paid to the Trustees.

42

Independent Trustees							Interested Trustee

COMPENSATION FROM THE FUNDS^	Alan S. Parsow	Larry M. Robbins	Michael Seely	Thomas F. Robards	Susan S. Huang*	Marcia L. Beck*	Stephen. J. Baker

LifeLine Aggressive Growth Strategy Fund	$ 8.99	$31.38	$38.51	$30.74	$24.79	$10.39	$10.39	$29.02

LifeLine Growth Strategy Fund	$ 25.61	$89.71	$110.05	$87.98	$70.14	$28.99	$28.99	$82.94

LifeLine Moderate Growth Strategy Fund	$ 27.72	$96.64	$118.48	$94.76	$76.33	$31.80	$31.80	$89.38

LifeLine Conservative Growth Strategy Fund	$ 8.56	$30.32	$37.21	$29.72	$24.18	$10.36	$10.36	$27.88

Pension Or Retirement Benefits Accrued As Part Of The Funds’ Expenses (1)	None	None	None	None	None	None	None	None

Estimated Annual Benefits Upon Retirement	None	None	None	None	None	None	None	None

Total Compensation From Funds And Fund Complex(2) Paid To Trustees	$38,750	$133,250	$161,750	$130,250	$114,750	$55,000	$55,000	$121,750

^

For each of the World Selection Funds, the amounts are calculated based upon the Fund’s proportionate share of the amounts charged to the Underlying Funds in which the Fund invests. Effective as of April 1, 2008, the schedule of Trustee compensation changed. Prior to that date, the Trusts, in the aggregate, paid each Independent Trustee an annual retainer of $35,000 and a fee of $5,000 for each regular meeting of the Board of Trustees, a fee of $3,000 for each special telephonic meeting, a fee of $5,000 for each special in-person meeting except that Mr. Robbins, as Chairman of the Board, received an annual retainer of $47,000 and a fee of $9,000 for each regular meeting attended. Additionally, the Trust paid each Independent Trustee an annual retainer of $3,000 for each committee on which such Trustee served as of committee member or $4,000 for committee chairs and paid $3,000 for each committee meeting attended.

*	Ms. Beck and Ms. Huang were appointed as Trustees in June 2008.

(1)	The Trusts do not accrue pension or retirement benefits as part of Fund expenses, and Trustees of the Trust are not entitled to retirement benefits upon retirement from the Board of Trustees.

(2)

For these purposes, the Fund Complex consisted of 36 Funds of HSBC Investor Funds, HSBC Advisor Funds Trust, HSBC Investor Portfolios, and offshore feeder funds, as of October 31, 2009. HSBC Investor Funds includes 5 equity funds and 7 money market funds covered by separate SAIs.

          None of the officers receive compensation directly from the Funds. Under a Compliance Services Agreement between the Trust and Citi, Citi makes a Citi employee available to serve as the Trust’s Chief Compliance Officer. Under the Compliance Services Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Fund Compliance Program. This includes providing support services to the Chief Compliance Officer, developing standards for reports to the Board by Citi and other service providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Fund Compliance Program and related policies and procedures of Fund service providers. The Compliance Services Agreement also covers arrangements under which Citi

43

employees serve the Trusts in certain other officer capacities, which may include the Chief Financial Officer. For the services provided under the Compliance Services Agreement, the Trusts currently pay Citi $266,099 per annum, plus certain out of pocket expenses.

          Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

PROXY VOTING

          The Trust has adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Fund’s Adviser, if applicable. The Proxy Voting Policies (or summaries thereof) of the Trust and the Adviser are attached as Appendices Dand E.

          Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2009 is available (i) without charge, upon request, by calling 1-800-782-8183; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com, and (iii) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

          HSBC Global Asset Management (USA) Inc. is the investment adviser to each Fund pursuant to the Investment Advisory Agreement (the “Advisory Contract”) with the Trust. For its services, the Adviser is entitled to a fee from each Fund, which is accrued daily and paid monthly, and which is based on the Fund’s daily net assets, at an annual rate as set forth below. I

LIFELINE FUNDS*		FEE

Aggressive Growth Strategy Fund	on all Assets	0.05%
Growth Strategy Fund	on all Assets	0.05%
Moderate Growth Strategy Fund	on all Assets	0.05%
Conservative Growth Strategy Fund	on all Assets	0.05%

* The World Selection Funds have their own investment management agreement with the Adviser, and also bear their proportionate share of investment management fees charged to the Underlying Funds in which the World Selection Funds invest. The Adviser may voluntarily waive all or a portion of its management fee. The Adviser has done so for periods of operation during which a World Selection Fund’s Total Annual Fund Operating Expenses were above the World Selection Fund’s expense cap, as set forth in the applicable contractual expense limitation agreement.

Historically, the World Selection Funds have invested in affiliated Underlying Funds for which the Adviser earns a separate management fee. Because the Adviser currently achieves exposure to certain asset classes by investing World Selection Fund assets in unaffiliated Underlying Funds from which the Adviser derives no revenue, the Adviser may ask each World Selection Fund’s shareholders to approve a management fee increase.

          For the fiscal years ended October 31, 2009, 2008 and 2007, the aggregate amount of advisory fees (including sub-advisory fees, where applicable) paid by the Funds were as follows:

FUND	2009	2008	2007
World Selection Aggressive Growth Strategy Fund	$[___]	$5,924^	$4,939^
World Selection Growth Strategy Fund	$[___]	$16,836^	$14,697^
World Selection Moderate Growth Strategy Fund	$[___]	$18,382^	$15,332^
World Selection Conservative Growth Strategy Fund	$[___]	$5,975^	$3,893^

* This amount reflects an adjustment annually, commencing on the one-year anniversary of the date of the Compliance Service Agreement between Citi and the Trusts. The adjustment is measured by the percentage increase in consumer prices for services as measured by the United States Consumer Price Index titled “All Service Less Rent of Shelter” or a similar index should such index no longer be published.

44

^ Expense does not include deductions for waivers.

          The Adviser or its affiliates may, out of their own resources, assist in marketing the Funds’ shares. Without limiting the foregoing, the Adviser may, out of its own resources and without cost to a Fund, make both cash and non-cash payments to selected financial intermediaries for shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale or servicing of shares of a Fund. Historically, these payments have generally been structured as a percentage of average net assets attributable to the financial intermediary, but may also be structured as a percentage of gross sales, a fixed dollar amount, or a combination of the above. These payments are made by the Adviser in addition to any 12b-1 fees, shareholder services fees, and/or sales charges, or portion thereof, that are borne by shareholders and paid to such financial intermediaries. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

          The Advisory Contract for each Fund will continue in effect through December 31, 2009. Thereafter, the Advisory Contract will continue in effect with respect to each Fund for successive periods not to exceed one (1) year, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust’s Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contract or “interested persons” (as defined in the 1940 Act) of any such party. Notwithstanding the foregoing, the Advisory Contract may be terminated with respect to a Fund without penalty by either party on 60 days written notice and will terminate automatically in the event of its assignment, within the meaning of the 1940 Act.

          The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA, NA (“HSBC Bank”), which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC Bank USA, Inc. or HSBC Bank will be purchased for a Fund.

          In rendering investment advisory services, the Adviser may use the resources of an affiliate. In particular, the affiliate which may provide resources is HSBC Global Asset Management (UK) Ltd. (“HSBC UK”) which is not a U.S. registered adviser. HSBC UK has entered into a memorandum of understanding (“MOU”) with the Adviser pursuant to which investment professionals from HSBC UK may render portfolio management, research or trading services to clients of the Adviser, including the Fund, as associated persons of the Adviser under the MOU, subject to supervision by the Adviser.

          The Advisory Contract for each Fund provides that the Adviser will manage the portfolio of the Fund, either directly or through one or more subadvisers, and will furnish to the Fund investment guidance and policy direction in connection therewith. The Adviser has agreed to provide to the Trust, among other things, information relating to composition, credit conditions and average maturity of the portfolio of the Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to theTrust’s Board of Trustees periodic reports on the investment performance of each Fund.

          If the Adviser were prohibited from performing any of its services for the Trust, under the Advisory Contract or Operational Support Services Agreement, it is expected that the Board of Trustees would recommend to a Fund’s shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

          The investment advisory services of the Adviser to the Funds are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

          The Trust and the Adviser have received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with the approval of the Board of Trustees of the Trust, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with subadvisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new subadviser will be mailed to shareholders within 120 days of the change in subadviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a subadviser within 120 days of the material change. The Adviser remains responsible for the

45

performance of each Fund, oversees subadvisers to ensure compliance with each Fund’s investment policies and guidelines, and monitors each subadviser’s adherence to its investment style and performance results in order to recommend any changes in a subadviser to the appropriate Trust’s Board of Trustees.

PORTFOLIO MANAGERS

          The Prospectus identifies the individual or individuals who are primarily responsible for the day-to-day management of each of the Funds. This section of the SAI contains certain additional information about the portfolio managers, their compensation, other accounts managed by them, and potential conflicts of interest. In addition, there is information in a tabular format, as of October 31, 2009 (unless a more recent date is indicated), about the other accounts, if any, in addition to the relevant Fund or Funds, over which the portfolio manager(s) also have primary responsibility for day-to-day management.

          The tables below show the number of other accounts managed by the portfolio manager(s) and the total assets in those accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category of accounts, the tables also show the number of accounts and the total assets in the accounts with respect to which the advisory fee paid by the account holder is based on account performance, if applicable.

          Fund Ownership of Portfolio Managers

          None of the portfolio managers beneficially owned shares of the Fund or Funds they manage as of October 31, 2009

HSBC Global Asset Management (USA) Inc. (Adviser to the World Selection Funds)

	Other Accounts Managed^			Other Accounts with Performance -Based Fees/ Total Assets in Accounts
Names of Portfolio Managers on Team	Other Registered Investment Companies (“RICs”)	Other Pooled Investment Vehicles (“PIVs”)	Other Accounts	Number & Type of Accounts in this Category	Total Assets in such Accounts, if any

Randeep Brar	None	None	None	None	n/a

Simona Paravani	[ ]	[ ]	[ ]	[ ]

Portfolio Manager Compensation Structure

          The co-managers primarily responsible for the day-to-day management of the World Selection Funds are:

          Mr. Randeep Brar, CFA, Vice President and Head of Multimanager New York, is primarily responsible for selecting the Underlying Funds and other investments that will provide exposure to each asset class. Mr. Brar is responsible for managing the Adviser’s Multimanager Team in New York and joined the Adviser in 2007. Mr. Brar’s current role includes both research and portfolio management responsibilities across broad US equity asset classes. Prior to joining the Adviser, he led small cap portfolio management and research within SEI Investments’ manager of managers program, where he worked since 2001 in a variety of senior research positions. Prior thereto, Mr. Brar was associate director of research at Barra Rogers Casey, which he joined in 1994, and held various roles within investment consulting and equity manager research. Mr. Brar holds a BE in Engineering from Punjab University, India and a graduate degree in finance from the University of Alabama. Mr. Brar has 15 years of industry experience.

46

Simona Paravani is [TITLE]. Ms. Paravani is primarily responsible for determining each World Selection Fund’s exposure to a particular asset class. From May, 2007 through [DATE], Ms. Paravani was Chief Investment Officer of the Adviser, overseeing the New York-based liquidity and leading the development of innovative investment solutions for HSBC customer groups in the US. Previously, she was Head of Global Asset Allocation Support at HSBC Global Asset Management. Ms. Paravani joined HSBC Global Asset Management in 2004 as Asset Allocation Economist within the Global Research Group and holds a graduate degree from Cambridge University.

          As employees of the Adviser, Mr. Brar is compensated directly by the Adviser.

          Their compensation has the following components (1) a base salary consisting of a fixed amount, (2) a discretionary bonus, which is paid partially in cash and partially in restricted shares of HSBC Holdings, Ltd., and (3) eligibility for participation in the 401(k) retirement plan and other employee benefits programs generally made available to the Adviser’s employees.

          The restricted shares are currently awarded on a yearly basis under the HSBC Holdings Ltd. Restricted Share Plan 2000 and are denominated in ordinary shares. The shares earn dividend equivalents but do not have voting rights. Generally, the shares vest in full upon the 3rd anniversary of the date of grant as long as the awardee remains in the employ of the HSBC Group during the restricted period. The shares are taxed at vest and treated as ordinary income.

          Amounts paid as discretionary bonus and as deferred compensation are paid at the discretion of the relevant manager to whom the individual reports. Amounts paid as discretionary bonuses and as deferred compensation will vary based upon the relevant manager’s assessment of the employee’s performance, taking into account the relevant business unit’s financial performance during the most recent fiscal year. Key factors affecting decisions concerning discretionary compensation under the deferred compensation plan are the Adviser’s profitability, individual performance, teamwork and total compensation of the employee relative to the market for similarly qualified individuals.

          Potential Conflicts of Interest

          Actual or potential conflicts of interest may arise from the fact that the Adviser and the portfolio manager of the Funds have day-to-day management responsibilities with respect to accounts of clients other than the Funds (“Other Clients”). The Adviser has developed policies and procedures intended to detect, manage and/or mitigate the types of conflicts of interest described below. Although there can be no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises, the Adviser endeavors to ensure that all of its clients are treated fairly.

          The Adviser may receive different compensation from Other Clients including clients that may pay the Adviser higher fees, including performance fees. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Other Clients when, for example, allocating securities transactions. The Adviser may have an incentive to allocate securities that are expected to increase in value to these favored clients. Initial public offerings, in particular, are frequently of very limited availability. In order to mitigate these types of conflicts, the Adviser has policies and procedures that provide for the allocation of securities transactions on a pro rata basis among the Adviser’s clients for whom participation in such transaction is deemed appropriate by the Adviser.

          Other potential conflicts with respect to the allocation of trades include the perception that the Adviser may be causing a client to participate in an offering not appropriate for such client so as to increase the Adviser’s overall allocation of securities in that offering in order to, for example, gain favor with a particular underwriter with whom the Adviser or its affiliates hope to engage in unrelated transactions. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because the Adviser manages accounts that engage in short sales of securities of the type in which many clients may invest, the Adviser could be seen as harming the performance of certain client accounts (i.e., those clients not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, the Adviser could be seen as benefiting those accounts that may engage

47

in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

          The Adviser and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. These differences result, from among other things, variations in account characteristics such as size, cash position, tax situation, risk tolerance or investment restrictions. As a result, a particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. To the extent that the Adviser does take similar action with respect to different clients, it should be noted that simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. If an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser considers equitable. Situations may occur where the Funds could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other investment accounts.

          Employees of the Adviser, including portfolio managers, may engage in personal trading, subject to the Adviser’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from trading by clients in similar securities. The Adviser’s Code of Ethics is designed to mitigate these conflicts by requiring, among other things, pre-clearance of certain trades and the reporting of certain types of securities transactions.

          Because portfolio managers of the Adviser manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts. For example, an apparent conflict could arise if a portfolio manager is perceived to be devoting greater time and attention to an account which pays the Adviser higher fees. Although the Adviser does not specifically track the time and attention each portfolio manager spends on each account he or she manages, the Adviser does closely monitor the performance of all of its clients to ensure, to the extent possible, the portfolio managers have adequate resources to manage effectively all accounts.

DISTRIBUTION PLANS - CLASS A, CLASS B, AND CLASS C SHARES ONLY

          Distribution Plans pursuant to Rule 12b-1 under the 1940 Act have been adopted by the Trust (the “Distribution Plans”) with respect to the Class A Shares (the “Class A Plan”), the Class B Shares (the “Class B Plan”), and Class C Shares (the “Class C Plan”), of each Fund. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares, Class B Shares, and Class C Shares may bear pursuant to the Class A Plan, Class B Plan and Class C Plan without approval by shareholders of the Class A Shares, Class B Shares, and Class C Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board of Trustees, and by the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement (“Qualified Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Independent Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plans. In adopting the Class A Plan, Class B Plan, and Class C Plan, the Trustees considered alternative methods to distribute the Class A Shares, Class B Shares, and Class C Shares and to reduce each class’s expense ratio and concluded that there was a reasonable likelihood that each Distribution

48

Plan will benefit their respective class and that class’s shareholders. The Distribution Plans are terminable with respect to the Class A Shares, Class B Shares, and Class C Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

          For the fiscal years ended October 31, 2009, 2008 and 2007, eachr Trust Fund paid the following for distribution expenses:

FUND	2009		2008	2007
World Selection Aggressive Growth Strategy Fund	$	[______]	$38,645	$32,283
World Selection Growth Strategy Fund	$	[______]	$106,262	$91,117
World Selection Moderate Growth Strategy Fund	$	[______]	$133,405	$111,261
World Selection Conservative Growth Strategy Fund	$	[______]	$42,223	$27,661

THE DISTRIBUTOR

          Foreside Distribution Services LP (“Foreside”), whose address is 10 High Street, Suite 302, Boston, MA 02110, acts as distributor to the Funds under a Distribution Contract with the Trust. Under the terms of the Distribution Contract, Foreside provides services to the Trust related to, among other things, the review and approval of Fund selling agreements, the review of the Funds’ marketing materials, and the compensation of third party intermediaries. Foreside and its affiliates also serve as distributor to other investment companies. The Distributor may make payments to broker-dealers for their services in distributing Shares of the Funds.

          Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from each Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares, Class B Shares, and Class C Shares of the Funds and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares, Class B Shares, and Class C Shares of the Fund and which provide shareholders with personal services and account maintenance services (“service fees”); (2) payments to employees of the Distributor; and (3) printing and advertising expenses. Pursuant to the Class A Plan, the amount of their reimbursement from a Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class B Plan and Class C Plan, respectively, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of a Fund’s average daily net assets as presented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Class B Plan and Class C Plan, respectively, and to Servicing Agents pursuant to the Shareholder Services Plan will not exceed on an annual basis 1.00% of a Fund’s average daily net assets represented by Class B Shares and Class C Shares, respectively, outstanding during the period for which payment is being made. Salary expense of Foreside personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred. The distribution fees collected from the Funds by Foreside are used to pay commissions for the sale of Fund shares.

          The Distribution Plans are subject to the Board of Trustees’ approval. The Funds are not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

SHAREHOLDER SERVICES PLAN

          The Trust has adopted a Shareholder Services Plan which provides that the Trust may obtain the services of one or more Servicing Agents that shall, as agents for their customers who purchase the Fund’s Class A Shares, Class B Shares and Class C Shares, perform certain shareholder account, administrative and service functions for such customers, and may enter into agreements providing for the payment of fees for such services. The Shareholder Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreement related

49

to such Plan (“Qualified Trustees”). The Shareholder Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A, Class B Shares or Class C Shares by a majority vote of shareholders of that class. The Shareholder Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares, Class B Shares or Class C Shares without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. See “Servicing Agents,” below.

ADMINISTRATOR AND SUB-ADMINISTRATOR

          Pursuant to an Administration Agreement dated as of July 1, 2005, as amended June 4, 2007, the Adviser serves as the Trust’s administrator (the “Administrator”), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust’s operations. Pursuant to a Sub-Administration Agreement dated January 1, 2009, as amended January 14, 2009 (the “Master Services Agreement”), the Administrator has retained Citi Fund Services Ohio, Inc. (“Citi”), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, as sub-administrator (the “Sub-Administrator”). Citi served as the administrator (rather than sub-administrator), through June 30, 2006. Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

          Pursuant to the Master Services Agreement, Citi provides the Funds with various services, which include sub-administration of the Trust and the Funds. Citi’s services also include certain regulatory and compliance services, as well as fund accounting and transfer agency services. The Administrator and Citi provide certain persons satisfactory to the Board of Trustees to serve as officers of the Trusts. Such officers, as well as certain other employees of the Trust, may be directors, officers or employees of the Administrator, Citi or their affiliates.

          The Administration Agreement was renewed for the one (1) year period ending December 31, 2010, and may be terminated upon not more than 60 days written notice by either party. The Agreement provides that the Administrator shall not be liable to the Trust except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Administrative Agreement. The Master Services Agreement and Sub-Administration Agreement provide that Citi shall not be liable to the Trusts except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the respective Agreements.

          The administration fee primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

          The sub-administration fee primarily consists of an asset-based fee payable to Citi on the first business day of each month, or at such times as Citi shall request, at an annual rate of:

Up to $10 billion	0.0350%
$10 billion - $20 billion	0.0150%
$20 billion - $50 billion	0.0075%
In excess of $50 billion	0.0050%

          Net assets shall be aggregated across all series of the Trusts to determine a total fee for all Series of the Trust, and each Company shall be charged its pro rata share of such fee based on the ratio of its net assets to the aggregate net assets of all Series of the Trust. Assets in any Fund that invests in an Underlying Fund shall be counted (and a fee charged thereon) in either the Fund or the Underlying Fund, but not both, provided that fees on such assets may be apportioned between the Fund and the Underlying Fund. For purposes of determining the fees payable for administrative services, the value of each Company’s net assets shall be computed in the manner described in such Company’s governing documents (e.g., Memorandum and Articles of Association, Declaration of Trust, etc.) or in its offering documents (e.g., Prospectus or SAI, etc.) as from time to time in

50

effect for the computation of the value of such net assets in connection with the purchase and redemption of shares.

          The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, but the assets of the underlying portfolios that reflect assets of certain funds in the complex that invest in the portfolios are not double-counted. The total administration fee to be paid is allocated to each of the funds in the fund complex based upon its proportionate share of the aggregate net assets of the fund complex, and then allocated to each class of shares on a class basis. For assets invested in the Underlying Funds by the Funds, the Underlying Funds pay half of the administration fee and the Funds pay half of the administration fee, for a combination at the total fee rate set forth above.

          For the fiscal years ended October 31, 2009, 2008 and 2007, the aggregate amount of administration fees paid directly by the Funds was:

FUND*	2009	2008	2007
LifeLine Aggressive Growth Strategy Fund	$[_____]	$2,523	$2,884
LifeLine Growth Strategy Fund	$[_____]	$7,185	$8,581
LifeLine Moderate Growth Strategy Fund	$[_____]	$7,842	$8,960
LifeLine Conservative Growth Strategy Fund	$[_____]	$2,547	$2,260

* For the World Selection Funds, the amounts include fees paid by each respective World Selection Fund as well as the Fund’s proportionate share of the amounts charged to the Underlying Funds in which the World Selection Fund invests.

TRANSFER AGENT

          Under the Master Services Agreement, Citi acts as transfer agent (“Transfer Agent”) for the Trust. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions, and acts as dividend disbursing agent for the Trust. The principal business address of Citi is 3435 Stelzer Road, Columbus, OH 43219.

CUSTODIAN

          Pursuant to a Custodian Agreement, Northern Trust Company acts as the custodian (“Custodian”) of each Fund’s assets. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund’s investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily net asset value of Shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for a Fund. For its services, the Custodian receives such compensation as may from time to time be agreed upon by it and the Trust.

FUND ACCOUNTING AGENT

          Pursuant to the Master Services Agreement, Citi also serves as fund accounting agent to each Fund. For the fiscal year ended October 31, 2009, the aggregate amount of fund accounting fees paid by the Funds was:

FUND	2009*
LifeLine Aggressive Growth Strategy Fund	$[23,499]
LifeLine Growth Strategy Fund	$[23,499]
LifeLine Moderate Growth Strategy Fund	$[23,499]
LifeLine Conservative Growth Strategy Fund	$23,787

*Fund accounting fees are not reduced to reflect waivers.

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SHAREHOLDER SERVICING AGENTS

          The Trust has entered into a shareholder servicing agreement (a “Servicing Agreement”) with certain Servicing Agents, including HSBC, pursuant to which the Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Funds’ shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Funds or the Trust; and provides such other related services as the Trust or a shareholder may request. Each Fund is authorized to pay a shareholder servicing fee up to 0.25%, on an annual basis, of the Fund’s average daily net assets attributable to Class A, B and C Shares.

          The Trust understands that some Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent from the Funds with respect to those accounts.

For the fiscal years ended October 31, 2009 and 2008, the World Selection Funds paid the following shareholder servicing expenses:

Fund	2009	2008
World Selection Aggressive Growth Strategy Fund	$[_____]	$29,619
World Selection Growth Strategy Fund	$[_____]	$84,181
World Selection Moderate Growth Strategy Fund	$[_____]	$91,911
World Selection Conservative Growth Strategy Fund	$[_____]	$29,874

FEDERAL BANKING LAW

          The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC Bank’s and the Adviser’s activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC and the Adviser to perform these services, the Board of Trustees of the Trust would review the relationship with HSBC and the Adviser and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that a Fund be liquidated.

EXPENSES

          Except for expenses paid by the Adviser and the Distributor, each Fund bears all the costs of its operations. Expenses attributable to a class (“Class Expenses”) shall be allocated to that class only. Class Expenses with

52

respect to the Class A Shares, Class B Shares, and Class C Shares must include payments made pursuant to their respective Distribution Plan and the Administrative Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated proportionally among all the funds of each Trust in relation to the net asset value of the funds.

DETERMINATION OF NET ASSET VALUE

          The net asset value of each of the shares is determined on each day on which the New York Stock Exchange (“NYSE”) is open for trading. As of the date of this SAI, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          The value of fixed income securities held in a Fund’s portfolio will be determined on each day the fixed income market on which the security trades is open. It is anticipated that the U.S. markets for fixed income securities will be closed on certain days and at certain times when the NYSE is open for trading. On days or at times that the fixed income markets are closed and the NYSE is open, each Fund that holds a fixed income security in its portfolio will value that security based on market quotations as of the most recent closing of the fixed income market on which the security trades or valued at fair value in accordance with procedures established by the Trust, as appropriate.

          The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available or are deemed unreliable due to a significant event or otherwise are based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Fund’s Board of Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Portfolio securities of a sufficient quality with a remaining maturity of less than 60 days may be valued at amortized cost, which approximates market value.

          Shares of the Underlying Funds held by the World Selection Funds are valued at their respective net asset values as reported to the Adviser or its agent. Other assets of the World Selection Funds, if any, are valued at their current market value if market quotations are readily available. If market quotations are not available, or if the Adviser determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees. The World Selection Funds expect that the Underlying Funds will value their investments in accordance with the regulatory requirements applicable to registered investment companies.

          For purposes of determining a Fund’s net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

          Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a Fund’s portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. The Adviser typically completes its trading on behalf of the Funds in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. The value of a foreign security

53

held by a Fund is converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation at the time as of which the NAV is calculated, typically 4:00 p.m., eastern time. Such bid quotation shall be obtained from an independent pricing service approved by the Board of Trustees. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Trust.

          In making such valuations, the pricing service utilizes dealer-supplied valuations which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Fund securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

          Interest income on long-term obligations in a Fund’s portfolio is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

          The accounting records of a Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

          The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 (“FRR 1” (formerly Accounting Series Release No. 113)) which concludes that there is “no automatic formula” for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

          To the extent that a Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

          Subject to each Trust’s compliance with applicable regulations, the Trust on behalf of each Fund have reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from an Underlying Fund and therefore shareholders of a Fund that receive redemptions in kind will receive securities of the portfolio. The Underlying Funds have advised the Trust that the Underlying Funds will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

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PURCHASE OF SHARES

          Shares may be purchased through the Distributor, Shareholder Servicing Agents or through Securities Brokers. Shares may be purchased at their net asset value next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any day in which regular trading occurs on the New York Stock Exchange (“Fund Business Day”). Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.

          All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

          While there is no sales load on purchases of Class B Shares and Class C Shares, the Distributor may receive fees from the Funds. Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

          An investor may purchase Shares through the Distributor directly or by authorizing his Shareholder Servicing Agent or Securities Broker to purchase such Shares on his behalf through the Transfer Agent.

          Certain clients of the Adviser whose assets would be eligible for purchase by the Funds may purchase shares of the Trust with such assets. Assets purchased by the Funds will be subject to valuation and other procedures by the Board of Trustees.

          The following information supplements and should be read in conjunction with the sections in the Fund’s Prospectuses entitled “Purchasing and Adding to Your Shares” and “Distribution Arrangements/Sales Charges”. The Prospectus contains a general description of how investors may buy shares of the Funds and states whether a Fund offers more than one class of shares. Class A Shares are generally sold with a sales charge payable at the time of purchase. The prospectus contains a table of applicable contingent deferred sales charges (“CDSCs”). After being held for six years, Class B Shares will automatically convert into Class A Shares which are not subject to sales charges or a CDSC. Class B and C shares are offered without an initial sales charge. The Funds may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trusts sign.

          When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in a Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B Shares or Class C Shares would be less than the accumulated distribution fee and initial sales charge on Class A Shares purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A Shares respectively. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution and service fees on Class B or Class C Shares exceed the accumulated distribution fee and initial sales charge on Class A Shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C Shares have a shorter CDSC period than Class B Shares, Class C Shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B Shares may be more attractive than Class C Shares to investors with longer term investment outlooks. Generally, Class A Shares will be most appropriate for investors who invest substantial amounts (e.g. over $50,000) in Fund shares.

          Shares of the Funds are offered on a continuous basis at net asset value, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

          The sales load on Class A Shares does not apply in any instance to reinvested dividends.

          From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. The Distributor may also provide additional compensation to dealers in connection with sales of shares of the Funds. Dealers may not use sales of a Fund’s Shares to qualify for the compensation to the extent such may be

55

prohibited by the laws of any state or any self- regulatory agency, such as FINRA. None of the aforementioned compensation is paid for by the Funds or their shareholders.

          Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of each Trust for recordholders of such shares.

EXCHANGE PRIVILEGE

          By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of each Fund may exchange some or all of his Shares for shares of a corresponding class of one or more of the following investment companies for which HSBC serves as investment adviser as HSBC may determine (the “HSBC Investor Funds”): HSBC Investor Prime Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor Tax-Free Money Market Fund and the HSBC Investor California Tax-Free Money Market Fund (the “Money Market Funds”) and HSBC Investor Global Emerging Markets Fixed income Fund; HSBC Investor Growth Fund, HSBC Investor Value Fund, HSBC Investor Mid-Cap Fund, HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund/Advisor Opportunity Fund (the “Equity Funds”). The Class A, B and C Shares of the Equity Funds are referred to as the “Retail Classes”). By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of the Retail Classes may exchange some or all of his Shares at net asset value without a sales charge for Shares of the same class offered with the same or lower sales charge by any of the Trusts’ other Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

          An investor will receive Class A Shares of a Fund in exchange for Class A shares of other HSBC Investor Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A shares of a HSBC Investor Fund. Class B Shares, Class C Shares, and Class I Shares may be exchanged for shares of the same class of one or more of the HSBC Investor Funds at net asset value without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Holders of Class B Shares may not exchange their Shares for shares of any other class. Exchanges into Class A shares may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A shares of a Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the HSBC Investor Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares of the Fund. An exchange of Class B Shares or Class C Shares will not affect the holding period of the Class B Shares or Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other HSBC Investor Funds, which may produce a gain or loss for tax purposes. A Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

          The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other HSBC Investor Funds and consider the differences in investment objectives and policies before making any exchange. An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion. A Shareholder wishing to exchange his or her Shares may do so by contacting the Trusts at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Distributor.

IN-KIND PURCHASES

          The Trust, in its discretion, may permit purchases of Fund shares by means of in-kind contributions of portfolio securities under certain circumstances. An in-kind contribution must be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. In connection with an in-kind

56

securities purchase, the Funds will require, among other things, that the securities be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV; that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; and that the securities be in proper form for transfer to the Funds. In addition, the Funds generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale.

          The Funds will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares. Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such a purchase.

AUTOMATIC INVESTMENT PLAN

          The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trusts and the investor’s bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trust, there may be a delay between the time of bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the net asset value per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from Citi at the telephone number listed on the front cover.

          For further information on how to purchase Shares from the Distributor, an investor should contact the Distributor directly (see “The Distributor” for address and phone number).

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

          Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker. Shareholder Servicing Agents and Securities Brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre- authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Servicing Agents may (although they are not required by the Trusts to do so) credit to the accounts of their customers, from whom they are already receiving other fees, amounts not exceeding such other fees or the fees received by the Servicing Agent and Securities Broker from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents and Securities Brokers.

          Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds’ custodian bank by following the procedures described above.

          For further information on how to direct a Securities Broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

SALES CHARGES

CLASS A SHARES

          The public offering price of the Class A Shares of the Funds equals net asset value plus the applicable sales charge. The Distributor receives this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

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                    World Selection Funds

SIZE OF TRANSACTION AT OFFERING PRICE	SALES CHARGES AS: PERCENTAGE OF OFFERING PRICE	PERCENTAGE OF NET AMOUNT INVESTED
Less than $50,000	5.00%	5.26%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	1.00%	1.01%

SALES CHARGE WAIVERS

          The Distributor may waive sales charges for the purchase of Class A Shares of the Funds by or on behalf of (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, and any affiliates thereof, (3) Trustees of the Trust, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the Fund, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, (8) orders placed on behalf of other investment companies distributed by Foreside or its affiliated companies, and (9) shares purchased by tax-qualified employee benefit plans. The Distributor may also waive sales charges for the purchase of Class A Shares that were subject to a sales charge, sales charges for the purchase of the Funds Class A Shares with the proceeds from the recent redemption of Class B Shares, or sales charges for the purchase of Class C Shares of the Funds. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor’s account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

          For purposes of qualifying for a lower sales charge, investors have the privilege of combining “concurrent purchases” of Class A Shares of any fund in the HSBC Investor Family of Funds. For example, if a shareholder concurrently purchases Class A Shares in one of the Funds sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another Fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor’s “concurrent purchases” described above shall include the combined purchases of the investor, the investor’s spouse and children under the age of 21 and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

LETTER OF INTENT

          An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Class A Shares of the Funds at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at

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the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the “Applicable Sales Charge”). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

          A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the Fund at the then current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trusts at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

RIGHT OF ACCUMULATION

          Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A Shares of the Funds then being purchased plus (b) an amount equal to the then current net asset value of the “purchaser’s combined holdings” of the Class A Shares of the Funds that were subject to a sales charge, and any Class B Shares and/or Class C Shares held. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The “purchaser’s combined holdings” described above shall include the combined holdings of the purchaser, the purchaser’s spouse and children under the age of 21 and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trusts without notice.

CONTINGENT DEFERRED SALES CHARGE (“CDSC”) - CLASS B SHARES

          Class B Shares of the Funds, which are redeemed less than four years after purchase, will be subject to a CDSC. The CDSC will be based on the lesser of the net asset value at the time of purchase of the Class B Shares being redeemed or the net asset value of such Shares at the time of redemption. Accordingly, a CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a CDSC will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions.

          Solely for purposes of determining the amount of time which has elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. If an investor sells some but not all his or her Class B Shares, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

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Class B Shares of the Funds may be purchased for individual accounts only in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class B Shares, but investors may be subject to a CDSC. In such cases, the CDSC will be:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge

0-1	4.00%
1-2	3.00%
2-3	2.00%
3-4	1.00%
More than 4	None

          The CDSC is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986 (“Code”)) of a Shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a Shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum required distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION FEATURE -- CLASS B SHARES

          Class B Shares of the Funds will convert automatically to Class A Shares of the same Fund after six years from the beginning of the calendar month in which the Class B Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase the shareholder’s investment return compared to the Class B Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class B Shares of one Fund which he or she exchanged for Class B Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class B Shares. The dollar value of Class A Shares the investor receives will equal the dollar value of the Class B Shares converted.

LEVEL LOAD ALTERNATIVE -- CLASS C SHARES

          Class C Shares of the Funds may be purchased for individual accounts normally in amounts of less than $100,000. Class C Shares of the Funds are sold at net asset value without an initial sales charge but are subject to a CDSC of 1.00% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section Contingent Deferred Sales Charge (“CDSC”) -- Class B Shares” except that the references to three years and four years in the first paragraph of that section shall mean one year in the case of Class C Shares. Class C Shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class. Unlike Class B Shares, Class C Shares have no conversion feature and, accordingly, an investor that purchases Class C Shares will be subject to 12b-1 fees applicable to Class C Shares for an indefinite period subject to annual approval by each Fund’s Board of Trustees and regulatory limitations.

          The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower net asset value than Class A Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

          Unlike Class B Shares, Class C Shares have no conversion feature.

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REDEMPTION OF SHARES

          A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares may be redeemed without charge while Class B Shares and Class C Shares may be subject to a contingent deferred sales charge (CDSC). See “Contingent Deferred Sales Charge (“CDSC”) -- Class B Shares and Class C Shares” above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

          The proceeds of a redemption are normally paid from each Fund in U.S. dollars on the next Fund Business Day following the date on which the redemption is effected, but in any event, within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days notice all shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

          Unless shares have been purchased directly from the Distributor, a shareholder may redeem shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

          The Board of Trustees of the Trust has adopted Redemption-in-Kind Procedures that provide that redemptions by affiliated shareholders may be satisfied by the distribution of portfolio securities in-kind, reflecting the shareholder’s proportionate interest in the relevant Fund, subject to certain adjustments. The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust, is required under the Procedures to determine no less frequently than quarterly that all redemptions in kind to affiliated shareholders made during the preceding quarter (if any) (a) were effected in accordance with the procedures, (b) did not favor the affiliated shareholder to the detriment of any other shareholder, and, in the context of a Fund’s redemption in kind from an Underlying Fund, the redemption also did not favor the Underlying Fund to the detriment of the Fund, and (c) were in the best interests of the distributing Fund.

SYSTEMATIC WITHDRAWAL PLAN

          Any shareholder who owns shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at net asset value the number of full and fractional shares which will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor’s principal. Investors contemplating participation in this Systematic Withdrawal Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR

          Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of Class A Shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association.

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The Fund’s transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as “STAMP”, “SEMP”, or “NYSE MPS”). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

          Redemption by Wire or Telephone. An investor may redeem Class A, Class B and Class C Shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder’s account number; (2) shareholder’s social security number; and (3) name and account number of shareholder’s designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

RETIREMENT PLANS

          Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS

          Shares of the Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor’s Servicing Agent. In any event, such a plan is available from the Sponsor naming Citi as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals, and their spouses, who receive compensation or earned income whether or not they are active participants in a tax- qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual’s income. Individuals also may establish an IRA to receive a “rollover” contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

          Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons which are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN

          The Funds may be used as investment vehicles for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as investment vehicles for both 401(k) plans and 403(b) plans.

DIVIDENDS AND DISTRIBUTIONS

          Dividends substantially equal to a Fund’s net investment income earned during the month are distributed in that month to the Fund’s shareholders of record. Generally, a Fund’s net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized

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nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes.

          The Fund’s net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund’s shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder’s Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional full and fractional shares of each Fund.

          Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Underlying Funds and therefore will not be distributed as dividends to the shareholders of the Funds that invest in the Underlying Funds. Rather, these payments on mortgage-backed securities generally will be reinvested by the Underlying Funds in accordance with its investment objective and policies.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

TRUST

          The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has 36 series of shares. The separate series of the Trust constitute a separately managed “Fund”. The Trust reserves the right to create additional series of shares. Currently, the Funds issue separate classes of shares as described under “General Information.”

          Each share of each class of the Funds, if applicable, represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any class expenses; and (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement, and each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

          Under the Trust’s Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its respective Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees (i) to fill any existing vacancies on the Board if after filling the vacancy, less than two-thirds of the Trustees then holding office would have been elected by shareholders, or (ii) if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust’s Declaration of Trust provide that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

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          The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

          Interests in an Underlying Fund have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. Each investor is entitled to a vote in proportion to the share of its investment in the Underlying Fund.

          Shareholders of the Trust should note that the Underlying Funds will vote separately or together in the same manner as described above for the Trust. Under certain circumstances, the investors in one or more Underlying Funds could control the outcome of these votes. Whenever anUnderlying Fund is requested to vote on a matter pertaining to the Underlying Fund, the Investor Trust will hold a meeting of the affected Fund’s shareholders and will cast all of its votes on each matter at a meeting of investors in the Underlying Fund proportionately as instructed by the Fund’s shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund’s shareholders with respect to any proposal relating to the Underlying Fund which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

          Shareholders of each Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the same Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of a Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing subscribed to by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

          The Investor Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Funds or the Trust, a Servicing Agent may vote any shares as to which such Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately, in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Servicing Agent is the agent of record. Any shares so voted by a Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

          The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

OWNERSHIP OF THE FUNDS (TO BE UPDATED)

          As of December 29, 2009, the following persons owned of record 5% or more of a Fund or class of shares:

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder

TAXATION

          Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax adviser with regard to the federal tax

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consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUNDS

          The Funds intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships.

          If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund’s net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund’s shareholders to the extent of the Fund’s current and accumulated earnings and profits.

          As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all or substantially all of such income.

          Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

          A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

DISTRIBUTIONS IN GENERAL

          Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning reduced rates of tax for certain dividends exempt-interest dividends and capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

          Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividends on corporate stock is 15%. These rates do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy

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a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from World Selection Funds or Underlying Funds investing in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” The favorable tax treatment of qualifying dividends is scheduled to expire after 2010.

          The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are generally subject to a maximum federal income tax rate of 15% under current law. The maximum rate on long-term capital gains is currently scheduled to increase to 20% after 2010. Net capital gains from assets held for one year or less will be taxed as ordinary income.

          Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

          If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a partial return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

DISPOSITIONS

          Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares. If an individual shareholder has held the shares as a capital asset for more than one year, the maximum current federal income tax rate is 15% (scheduled to increase to 20% after 2010). Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed to the extent that dividends received from a Fund are designated as exempt-interest dividends. Any loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution. Each Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

          If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares. Each Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.

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BACKUP WITHHOLDING

          The Funds generally will be required to withhold federal income tax at a rate of 28% (“backup withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

OTHER TAXATION

          Distributions may be subject to additional state and local taxes, depending on each shareholder’s particular situation. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes.

          Subject to certain limitations, dividends payable to certain non-U.S. shareholders will be exempt from withholding of U.S. tax through 2009 to the extent such dividends are attributable to interest or short-term capital gains and the Fund elects to designate such distributions.

FUND INVESTMENTS

For purposes of this section, the term “Fund” also includes the Underlying Funds.

          Market Discount. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount” not previously taken into account.

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          Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

          Options Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

          Transactions in options, futures and forward contracts undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

          Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such transactions.

          Certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend,” to instead be taxed at the rate of tax applicable to ordinary income.

          Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

          Alternative Minimum Tax. While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder’s tax situation.

          All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation’s adjusted current earnings. The Funds will inform

68

shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

SPECIAL TAX CONSIDERATIONS

For purposes of this section, the term “Fund” also includes the Underlying Funds.

          Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible for New York State or New York City personal income tax purposes to the extent that it relates to exempt-interest dividends that are exempt from New York State or New York City personal income taxes. Gain on the sale or redemption of Fund shares generally is subject to New York State and New York City personal income tax. Prospective investors are advised to consult with their own tax advisors for more detailed information concerning state and local tax matters.

          A Fund may elect to pass-through tax credits from certain eligible tax credit bonds to its shareholders. If a Fund so elects, the Fund’s shareholders will be required to include additional amounts attributable to the credit in their income.

FOREIGN TAX ISSUES

          Passive Foreign Investment Companies. The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though that Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

          The Funds may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, each Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and mark-to-market losses and any loss from an actual disposition of a Fund’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

          Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

          Foreign Taxes. Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations and the Fund distributes at least 90% of its investment company taxable income, that Fund will be eligible and may (or may not) elect to “pass through” to that Fund’s shareholders the amount of qualifying foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable

69

dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. If a Fund is not eligible to, or does not, make the election to “pass through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

          Foreign Currency. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

OTHER INFORMATION

CAPITALIZATION

          The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994 the name of the Trust was “Fund Trust”. Prior to April 12, 2001, the name of the Trust was Republic Funds.

          The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional class or series will not alter the rights of the Fund’s shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event of a liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

70

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The Board of Trustees has appointed KPMG LLP as the independent registered public accounting firm of the Trusts for the fiscal year ending October 31, 2010. KPMG LLP will audit each Trust’s annual financial statements, prepare the Trust’s income tax returns, and assist in the filings with the SEC. KPMG LLP’s address is 191 West Nationwide Blvd., Suite 500, Columbus, OH 43215.

COUNSEL

          Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trusts, and also acts as counsel to the Trusts. Blank Rome LLP, 405 Lexington Avenue, New York, New York 10174, acts as counsel to the Independent Trustees of the Trust.

CODE OF ETHICS

          The Trust, and each of the Adviser, Citi and the Distributor have adopted a code of ethics, as required by applicable law, including Rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser, Citi and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions, required to pre-clear certain transactions and to report certain transactions on a regular basis.

REGISTRATION STATEMENT

          This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or on the SEC’s website at http://www.sec.gov.

          Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

          Each Fund’s current audited financial statements (and the audited financial statements of the corresponding Portfolios) dated October 31, 2009 are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2009 as filed with the SEC. Copies of the report will be provided without charge to each person receiving this SAI.

SHAREHOLDER INQUIRIES

          All shareholder inquiries should be directed to the Trusts, P.O. Box 182845, Columbus, Ohio 43218-2845.

GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL/FREE)

71

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR’S RATING SERVICES (S&P)

Corporate and Municipal Bonds

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA	An obligation rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A

An obligation rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

An obligation rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB

An obligation rated ‘BB’ has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Plus (+) or Minus (-)	The ratings from ‘AA’ to ‘BB’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Corporate and Municipal Notes

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Note: An S&P rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term rating.

Commercial Paper

A I

Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1

This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3

Issues carrying this designation have adequate capacity for timely payment. However, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Variable Rate Demand Obligations:

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (i.e., ‘AAA/A-1+). With short term demand debt, note rating symbols are used with the commercial paper symbols (i.e., ‘SP-1+/A-1+).

MOODY’S INVESTORS SERVICE

U.S. Municipal Bonds

Aaa	Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa	Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A	Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issuers or issues.

Baa	Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba	Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Bb. The modifier 1 indicates that the obligation rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Municipal Notes

MIG 1/

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly VMIG1 1reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding VMIG 2 group.

MIG 3/	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access VMIG 3 for refinancing is likely to be less well-established.

Note: A two component rating is assigned to variable demand obligations (VRDOs). The first element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG rating expire at note maturity, while VMIG ratings expirations will be a function of each issuer’s specific structural or credit features.

Commercial Paper

Prime-1

Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Issuers rated “Not Prime” do not fall within any of the Prime rating categories.

FITCH, INC.

Long Term Credit Ratings (includes U.S. Public Finance securities)

AAA

Highest credit quality. ‘AAA’ denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. Single ‘A’ ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Plus (+) or Minus (-)	Plus and minus signs may be appended to denote relative status within major ratings categories. Plus and minus signs, however, are not added to the ‘AAA’ category.

Short-Term Credit Ratings (includes Note & Commercial Paper)

F-1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added plus (+) sign to denote exceptionally strong credit feature.

F-2	Good credit quality. Indicates a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” or F-1” ratings.

F-3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Plus (+)	The plus sign may be appended to a ‘F-1’ category to denote relative status within the category.

Variable Rate Demand Obligations

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as ‘AAA/F1+’. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

APPENDIX B

DESCRIPTION OF MUNICIPAL OBLIGATIONS

          Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

          The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending” on numerous factors.

          Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1.

Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

2.

Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

3.

Tax And Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

4.

Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.

          Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of

B-1

credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

          The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody’s Investors Service, Standard & Poor’s Rating Services and Fitch, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

B-2

APPENDIX C

HSBC Investor Funds,
HSBC Advisor Funds Trust, and
HSBC Investor Portfolios Proxy Voting Policy

          The Trust delegates the authority to vote proxies related to portfolio securities of each series (the “Funds”) of the Trust to HSBC Asset Management (Americas) Inc. (“HSBC”), which in turn delegates proxy voting authority for some Funds of the Trust to a Sub-Adviser retained to provide day-to-day portfolio management for that Fund. The Boards of Trustees (the “Board”) adopt the proxy voting policies and procedures of HSBC and the Sub-Advisers as the proxy voting policies and procedures that will be used by each of these respective entities when exercising voting authority on behalf of each Fund. These policies and procedures are attached hereto.

          The Board will provide the Trust’s consent to vote in matters where HSBC or a Sub-Adviser seeks such consent because of a conflict of interest that arises in connection with a particular vote, or for other reasons.

C-1

APPENDIX D

HSBC Investments (USA) Inc and
HALBIS Capital Management (USA) Inc.
Proxy Voting Policy and Procedures

December 2006

HSBC Investments (USA) Inc.

PROXY VOTING POLICY AND PROCEDURES

          The purpose of this proxy voting policy is to reasonably insure that HSBC Investments (USA) Inc., (HSBCUSA), as a fiduciary, fulfills its responsibility to its clients to vote proxy ballots in connection with proposals submitted by management, and others, to shareholders for approval. The financial interest of the shareholders of the Investment Companies and of the Manager’s investment advisory clients is the primary consideration in determining how proxies should be voted.

          As long as there is no provision to the contrary in the Investment Management Agreement or Charter, By-Laws, Trust Agreement, Plan Documents, Partnership Agreement or other controlling documents which create the legal entity with which we are dealing, the power to vote on proposals presented to shareholders through the proxy solicitation process will be considered by HSBCUSA to be an integral part of its investment management responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities. For investment advisory clients, this responsibility is inherent, unless a client has elected to vote proxies directly. In the case of the Investment Companies, this responsibility has been delegated to HSBCUSA by each Investment Company’s Board of Directors.

          PROXY VOTING POLICY

          It is the policy of HSBCUSA to vote client proxies for the exclusive benefit of its clients’ accounts. In most, if not all cases, this will mean that the proposals that maximize the value of the securities we hold will be approved without regard to non-economic considerations.

          HSBCUSA generally will not favor proposals that are designed to make it difficult for a company to be acquired or that have a tendency to entrench current management at the expense of securities holders. Therefore, HSBCUSA will generally vote against proposals concerning instituting “poison pills”, classified boards of directors, unequal voting rights, elimination of shareholder action by written consent and granting stock options at less than fair market value.

D-1

          In this regard, HSBCUSA has engaged a third party proxy voting service provider (“Proxy Service Provider”) to conduct analysis of proposals, and to provide guidance on voting ballots. The Proxy Service Provider provides its analysis in the form of written reports, which are circulated to HSBCUSA’ investment staff for their review. A more extensive summary of proxy voting guidelines will be provided to clients upon request.

          Certain portfolios (“Fund of Funds”) primarily invest a majority of their assets in non-voting securities of other unregistered investment vehicles (“Sub-Funds”) which have investors other than the Fund of Funds. Sub-Funds typically do not submit matters to investors for vote. In the event that a Sub-Fund submits a matter to its investors for vote and the Fund of Fund holds voting interests in the Sub-Fund, the vote will be made in a way that we believe is in the best interest of the Fund of Funds.

          Administration

          The Proxy Service Provider will administer the proxy voting process, including receiving ballots, casting votes and maintaining required records. On an as-needed basis, HSBCUSA will review the Proxy Voting Policy and its administration to resolve any proxy voting issues that may arise.

          Conflicts of Interest

          HSBCUSA generally will vote proxies in accordance with the Proxy Service Provider’s predetermined recommendations, including instances where potential material conflicts of interest may exist. In the event a proxy proposal gives rise to a material conflict of interest that is not addressed by the Proxy Service Provider’s predetermined recommendations, HSBCUSA’ senior management will review, and if deemed necessary, an independent consultant or outside counsel will be consulted to resolve the material conflict of interest.

          Client Access to Proxy Voting Records

          A record of how proxies have been voted for a client’s account will be provided upon request. Clients can request their proxy voting record by contacting their Client Investment Service Manager at (212) 525-5000. Alternatively, clients may submit written requests to HSBC Investments (USA) Inc., 452 Fifth Avenue – 18th Floor, New York, NY 1008, ATTN: Chief Compliance Officer.

D-2

PART C
Other Information

ITEM 23. EXHIBITS

(a)(1) Amended and Restated Declaration of Trust, dated July 1, 1997, with establishments and designations of series and further amendments. (1)

(a)(2) Establishment and designation of series, dated April 29, 1996, for HSBC Investor Overseas Equity Fund and HSBC Investor Opportunity Fund. (2)

(a)(3) Establishment and designation of series, dated August 3, 1998, for HSBC Investor Prime Money Market Fund. (3)

(a)(4) Establishment and designation of series, dated May 8, 2000, for HSBC Investor Mid-Cap Fund. (3)

(a)(5) Establishment and designation of series for HSBC Investor Intermediate Fixed Income Duration Fund, and HSBC Investor California Tax-Free Money Market Fund. (4)

(a)(6) Establishment and designation of series for HSBC Investor U.S. Treasury Money Market Fund. (4)

(a)(7) Establishment and designation of series for HSBC Investor Growth Fund, HSBC Investor Value Fund and HSBC Investor Cash Management Fund. (6)

(a)(8) Establishment and designation of series, dated December 15, 2003, for HSBC Investor Tax-Free Money Market Fund. (7)

(a)(9) Establishment and designation of series for HSBC Investor Aggressive Growth Strategy Fund, HSBC Investor Moderate Growth Strategy Fund, HSBC Investor Growth Strategy Fund and HSBC Investor Conservative Growth Strategy Fund. (8)

(a)(10) Establishment and designation of series, dated June 14, 2005, for HSBC Investor High Yield Fixed Income Fund. (11)

(a)(11) Amendment to Amended and Restated Declaration of Trust, dated September 26, 2005, renaming the HSBC Investor High Income Fund as the HSBC Investor High Yield Fixed Income Fund. (14)

(a)(12) Amendment to the Amended and Restated Declaration of Trust, dated December 12, 2005, establishing HSBC Investor Short Duration Fixed Income Fund and renaming the HSBC Investor Limited Maturity Fund and HSBC Investor Bond Fund as the HSBC Investor Intermediate Duration Fixed Income Fund and HSBC Investor Core Plus Fixed Income Fund, respectively. (12)

(a)(13) Establishment and designation of series for HSBC Investor Global Emerging Markets Fixed Income Fund. (15)

(a)(14) Establishment and designation of series, dated March 29, 2007, for HSBC Investor BRIC Equity Fund, HSBC Investor China Equity Fund and HSBC Investor India Equity Fund. (17)

(a)(15) Establishment and designation of series, dated April 1, 2008, for HSBC Investor Climate Change Fund. (21)

(a)(16) Amendment to the Amended and Restated Declaration of Trust, dated June 17, 2008, redesignating the HSBC Investor Money Market Fund as the HSBC Investor Prime Money Market Fund. (22)

(a)(17) Amendment to the Amended and Restated Declaration of Trust, dated September 14, 2009, redesignating the HSBC Investor LifeLine Funds as the HSBC Investor World Selection Funds. (24)

(b) By-Laws. (1)

(c) Specimen certificate of shares of beneficial interest of HSBC Investor Funds. (1)

(d)(1) Amended and Restated Master Investment Advisory Contract dated December 2001 between HSBC Investor Portfolios and HSBC Global Asset Management (USA) Inc. (13)

(d)(1)(i) Investment Advisory Contract Supplements regarding HSBC Investor Short Duration Portfolio. (12)

(d)(1)(ii) Investment Advisory Contract Supplements regarding HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor International Equity Portfolio and HSBC Investor Opportunity Portfolio. (13)

(d)(1)(iii) Investment Advisory Contract Supplement, dated November 1, 2005, regarding HSBC Investor High Yield Fixed Income Portfolio. (14)

(d)(1)(iv) Investment Advisory Contract Supplements, dated December 13, 2004, regarding HSBC Investor Growth Portfolio and HSBC Investor Value Portfolio. (24)

(d)(2) Amended and Restated Master Investment Advisory Contract, dated March 1, 2001, between HSBC Investor Funds and HSBC Global Asset Management (USA) Inc. (5)

(d)(2)(i) Investment Advisory Contract Supplements, dated December 13, 2004, regarding HSBC Investor Prime Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund. (24)

(d)(2)(ii) Investment Advisory Contract Supplement, dated December 13, 2004, regarding HSBC Investor Cash Management Fund. (24)

(d)(2)(iii) Investment Advisory Contract Supplement, dated December 13, 2004, regarding HSBC Investor Tax-Free Money Market Fund. (24)

(d)(2)(iv) Investment Advisory Contract Supplement, dated December 13, 2004, regarding HSBC Investor World Selection Aggressive Growth Strategy Fund, HSBC Investor World Selection Moderate

Growth Strategy Fund, HSBC Investor World Selection Growth Strategy Fund, HSBC Investor World Selection Conservative Growth Strategy Fund. (24)

(d)(2)(v) Investment Advisory Contract Supplement, dated December 5, 2006, regarding HSBC Investor Global Emerging Markets Fixed Income Fund. (16)

(d)(2)(vi) Investment Advisory Contract Supplement, dated June 12, 2007, regarding HSBC Investor BRIC Equity Fund, HSBC Investor China Equity Fund and HSBC Investor India Equity Fund. (18)

(d)(2)(vii) Investment Advisory Contract Supplement, dated May 13, 2008, regarding HSBC Investor Climate Change Fund. (22)

(d)(3) Subadvisory Agreement, dated June 30, 2008, between Westfield Capital Management L.P. and HSBC Global Asset Management (USA) Inc. regarding HSBC Investor Opportunity Portfolio. (23)

(d)(4) Subadvisory Agreement, dated November 9, 2007, between NWQ Investment Management Company, LLC and HSBC Global Asset Management (USA) Inc. regarding HSBC Investor Value Portfolio. (19)

(d)(5) Subadvisory Agreement, dated December 26, 2008, between Winslow Capital Management, Inc. and HSBC Global Asset Management (USA) Inc. regarding HSBC Investor Growth Portfolio. (23)

(d)(6) Subadvisory Agreement, dated January 20, 2004, between AllianceBernstein L.P. and HSBC Global Asset Management (USA) Inc. regarding HSBC Investor International Equity Portfolio. (10)

(d)(7) Subadvisory Agreement, dated December 26, 2006, between Munder Capital Management and HSBC Global Asset Management (USA) Inc. regarding HSBC Investor Mid-Cap Fund. (16)

(d)(8) Fee Waiver Agreement, dated February 27, 2009, between HSBC Global Asset Management (USA) Inc. and HSBC Investor Funds on behalf of the HSBC Investor Mid-Cap Fund. (24)

(d)(9) Fee Waiver Agreement, dated March 30, 2007, between HSBC Global Asset Management (USA) Inc. and HSBC Investor Funds, on behalf of the HSBC Investor BRIC Equity Fund, HSBC Investor China Equity Fund and HSBC Investor India Equity Fund. (18)

(d)(10) Subadvisory Agreement, dated December 5, 2006, between HSBC Global Asset Management (USA) Inc. and Halbis Capital Management (USA) Inc. regarding the HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio and HSBC Investor Short Duration Portfolio (collectively, the “Fixed Income Portfolios”). (16)

(d)(11) Sub-Advisory Agreement, dated December 5, 2006, between HSBC Global Asset Management (USA) Inc. and Halbis Capital Management (USA) Inc. regarding HSBC Investor New York Tax-Free Bond Fund. (16)

(d)(12) Sub-Advisory Agreement, dated December 5, 2006, between HSBC Global Asset Management (USA) Inc. and Halbis Capital Management (USA) Inc. regarding the HSBC Investor Global Emerging Markets Fixed Income Fund. (16)

(d)(13) Form of Sub-Advisory Agreement Between HSBC Global Asset Management (USA) Inc. and Halbis Capital Management (Hong Kong) Limited regarding HSBC Investor China Equity Fund. (20)

(d)(14) Form of Sub-Advisory Agreement between HSBC Global Asset Management (USA) Inc. and HSBC Investments (Singapore) Limited regarding HSBC Investor India Equity Fund. (20)

(d)(15) Sub-Advisory Agreement, dated June 12, 2007, between HSBC Global Asset Management (USA) Inc. and Sinopia Asset Management regarding HSBC Investor BRIC Equity Fund. (19)

(d)(16) Form of Sub-Advisory Agreement between HSBC Global Asset Management (USA) Inc. and Sinopia Asset Management regarding HSBC Investor Climate Change Fund. (20)

(e)(1) Form of Selling Agreement. (9)

(e)(2) Form of Dealer Agreement. (9)

(e)(3) Distribution Agreement, dated August 1, 2007, between HSBC Investor Funds and Foreside Distribution Services, L.P. (19)

(f) Not applicable.

(g)(1) Custodian Agreement, dated February 1, 2007, between HSBC Investor Portfolios and The Northern Trust Company on behalf of the HSBC Investor Funds. (16)

(g)(2) Custodian Agreement, dated November 1, 2006, between HSBC Investor Funds and The Northern Trust Company on behalf of the various series of HSBC Investor Funds. (16)

(h)(1) Service Agreement. (1)

(h)(2) Amended and Restated Operational Support Services Agreement, dated December 16, 2008, between HSBC Global Asset Management (USA) Inc. and HSBC Investor Funds on behalf of its series, HSBC Investor Prime Money Market Fund, HSBC Investor U.S. Government Money Market Fund, HSBC Investor U.S. Treasury Money Market Fund, HSBC Investor New York Tax-Free Money Market Fund, HSBC Investor California Tax-Free Money Market Fund, HSBC Investor Cash Management Fund, and HSBC Investor Tax-Free Money Market Fund. (22)

(h)(3)(i) Second Amended and Restated Master Services Agreement, dated January 1, 2009, among Citi Fund Services Ohio, Inc., HSBC Investor Funds, HSBC Investor Portfolios and HSBC Advisor Funds Trust. (23)

(h)(3)(ii) Amendment to the Second Amended and Restated Master Services Agreement, dated January 1, 2009. (23)

(h)(3)(iii) Amendment to the Second Amended and Restated Master Services Agreement, dated September 14, 2009 (24)

(h)(4)(i) Amended and Restated Omnibus Fee Agreement, dated January 1, 2009, among Citi Fund Services Ohio Inc., Citi Fund Services (Cayman) Limited, HSBC Investor Funds, HBC Investor Portfolios and HSBC Advisor Funds Trust. (24)

(h)(4)(ii) Amendment to the Amended and Restated Omnibus Fee Agreement, dated September 14, 2009 (24)

(h)(5) Expense Limitation Agreement, dated March 31, 2009. (24)

(h)(6) Administration Services Agreement, dated July 1, 2005, between HSBC Global Asset Management (USA) Inc. and HSBC Investor Funds. (12)

(h)(6)(i) Amendment to Administration Services Agreement, dated June 4, 2007, between HSBC Global Asset Management (USA) Inc. and HSBC Investor Funds. (18)

(h)(7) Sub-Administration Services Agreement, January 1, 2009, between Citi Fund Services Ohio, Inc. and HSBC Global Asset Management (USA) Inc. dated. (23)

(h)(8) Amended and Restated Compliance Services Agreement, dated January 1, 2009, among HSBC Investor Portfolios, HSBC Investor Funds, HSBC Advisor Funds Trust and Citi Fund Services Ohio, Inc. (23)

(h)(9) Amended and Restated Rule 22c-2 Services Agreement, dated January 1, 2009, among HSBC Investor Funds, HSBC Advisor Funds Trust and Citi Fund Services Ohio, Inc. (23)

(i) Not applicable.

(j)(1) Power of Attorney, dated June 16, 2008. (22)

(k) Not applicable.

(l) Not applicable.

(m)(1) Master Distribution Plan relating to Class A Shares, dated March 31, 2009. (24)

(m)(2) Master Distribution Plan relating to Class B Shares, dated March 31, 2009. (24)

(m)(3) Master Distribution Plan relating to Class C Shares, dated March 31, 2009. (24)

(m)(4) Master Distribution Plan relating to Class D Shares, dated March 31, 2009. (24)

(n)(1) Amended and Restated Multiple Class Plan. (24)

(o) Reserved.

(p)(1) Code of Ethics for HSBC Investor Funds, HSBC Advisor Funds Trust, and HSBC Investor Portfolios. (22)

(p)(2) Amended Code of Ethics for HSBC Global Asset Management (USA) Inc. (14)

(p)(3) Amended Code of Ethics for Winslow Capital Management, Inc. (23)

(p)(4) Amended Code of Ethics for NWQ Investment Management Co., LLC. (14)

(p)(5) Amended Code of Ethics for AllianceBernstein L.P. (14)

(p)(6) Amended Code of Ethics for Citi Fund Services Ohio, Inc. and Citi Fund Services Limited Partnership. (17)

(p)(7) Amended Code of Ethics for Westfield Capital Management Company, L.P. (24)

(p)(8) Amended Code of Ethics for Munder Capital Management. (24)

(p)(9) Code of Ethics for Halbis Capital Management (USA) Inc. (17)

(p)(10) Code of Ethics for Halbis Capital Management (Hong Kong) Limited (18)

(p)(11) Code of Ethics for Sinopia Group. (21)

Notes:

(1) Incorporated herein by reference from post-effective amendment No. 35 to the registration statement on Form N-1A of the Registrant (File no. 33-7647) (the “Registration Statement”) as filed with the Securities and Exchange Commission (the “SEC”) on January 24, 1996.

(2) Incorporated herein by reference from post-effective amendment No. 39 to the Registration Statement as filed with the SEC on June 17, 1996.

(3) Incorporated herein by reference from post-effective amendment No. 69 to the Registration Statement as filed with the SEC on June 30, 2000.

(4) Incorporated herein by reference from post-effective amendment No. 74 to the Registration Statement as filed with the SEC on December 28, 2000.

(5) Incorporated herein by reference from post-effective amendment No. 77 to the Registration Statement as filed with the SEC on January 30, 2002.

(6) Incorporated herein by reference from post-effective amendment No. 82 to the Registration Statement filed with the SEC on August 8, 2003.

(7) Incorporated herein by reference from post-effective amendment No. 84 to the Registration Statement as filed with the SEC on December 15, 2003.

(8) Incorporated herein by reference from post-effective amendment No. 89 to the Registration Statement as filed with the SEC on November 17, 2004.

(9) Incorporated herein by reference from post-effective amendment No. 90 to the Registration Statement as filed with the SEC on December 30, 2004.

(10) Incorporated herein by reference from post-effective amendment No. 91 to the Registration Statement as filed with the SEC on February 25, 2005.

(11) Incorporated herein by reference from post-effective amendment No. 92 to the Registration Statement as filed with the SEC on June 15, 2005.

(12) Incorporated herein by reference from post-effective amendment No. 94 to the Registration Statement as filed with the SEC on December 14, 2005.

(13) Incorporated herein by reference from post-effective amendment No. 7 to the Registration Statement of HSBC Investor Portfolios as filed with the SEC on January 30, 2002.

(14) Incorporated herein by reference from post-effective amendment No. 95 to the Registration Statement as filed with the SEC on February 28, 2006.

(15) Incorporated herein by reference from post-effective amendment No. 96 to the Registration Statement as filed with the SEC on May 30, 2006.

(16) Incorporated herein by reference from post-effective amendment No. 104 to the Registration Statement as filed with the SEC on February 28, 2007.

(17) Incorporated herein by reference from post-effective amendment No. 105 to the Registration Statement as filed with the SEC on April 13, 2007.

(18) Incorporated herein by reference from post-effective amendment No. 107 to the Registration Statement as filed with the SEC on June 29, 2007.

(19) Incorporated herein by reference from post-effective amendment No. 108 to the Registration Statement as filed with the SEC on January 16, 2008.

(20) Incorporated herein by reference from post-effective amendment No. 110 to the Registration Statement as filed with the SEC on March 28, 2008.

(21) Incorporated herein by reference from post-effective amendment No. 111 to the Registration Statement as filed with the SEC on April 4, 2008.

(22) Incorporated herein by reference from post-effective amendment No. 112 to the Registration Statement as filed with the SEC on December 29, 2008.

(23) Incorporated herein by reference from post-effective amendment No. 113 to the Registration Statement as filed with the SEC on February 27, 2009.

(24) Incorporated herein by reference from post-effective amendment No. 115 to the Registration Statement as filed with the SEC on October 2, 2009

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 25. INDEMNIFICATION

Reference is hereby made to Article IV of the Registrant’s Declaration of Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York 10018, serves as investment adviser (“Adviser”) and is a wholly-owned subsidiary of HSBC Bank USA, Inc., a New York State chartered bank, which is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-25999) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of NWQ Investment Management Co., LLC (“NWQ”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of NWQ in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-61379) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Winslow Capital Management, Inc. (“Winslow”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Winslow in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-41316) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Westfield Capital Management Company, L.P. (“Westfield”) together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Westfield in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-34350) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of AllianceBernstein L.P. (“AllianceBernstein”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of AllianceBernstein in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-57937) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Munder Capital Management (“Munder”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Munder in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48394) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Halbis Capital Management (USA) Inc. (“Halbis”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Halbis in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No.801-64301) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Sinopia Asset Management (“Sinopia”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Sinopia in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No.801-43341) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Halbis Capital Management (Hong Kong) Limited (“Halbis HK”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Halbis HK in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No.801-67110) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

ITEM 27.	PRINCIPAL UNDERWRITERS.

Item 27(a)	Foreside Distribution Services L.P. (“Foreside” or the “Distributor”) acts as principal underwriter for the following investment companies:

American Independence Funds Trust
Commonwealth International Series Trust
The Coventry Group
First Funds
Greenwich Advisors Trust
HSBC Advisor Funds Trust
Northern Lights Funds Trust
Pacific Capital Funds
The Lou Holland Trust
The Thirty-Eight Hundred Fund, LLC
Unified Series Trust
WB Capital Mutual Funds, Inc.

Foreside is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority or “FINRA”. Foreside’s main address is 10 High Street, Suite 302, Boston, Massachusetts 02110. Foreside is an indirect wholly-owned subsidiary of Foreside Financial Group LLC.

Item 27(b)	Information about the Directors and Officers of Foreside are as follows:

Name	Address	Position with Underwriter

Mark S. Redman	690 Taylor Road, Gahanna, OH 43230	President
Jennifer Hoopes	Three Canal Plaza, Portland, ME 04101	Secretary
Linda C. Carley	10 High Street, Boston, MA 02110	Chief Compliance Officer
James E. (Ed) Pike	690 Taylor Road, Gahanna, OH 43230	Financial and Operations Principal
Richard J. Berthy	Three Canal Plaza, Portland, ME 04101	Treasurer & Vice President

Item 27(c)	Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York 10018; Citi Fund Services Ohio, Inc. 3435 Stelzer Road, Columbus, Ohio 43219-3035; Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, MA 02110; AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105; Westfield Capital Management Company, L.P., 21 Fellow Street, Boston, MA 02119; Winslow Capital Management, Inc., 4720 IDS Tower, 80 S. Eighth Street, Minneapolis, MN 55402; NWQ Investment Management L.P., 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, Munder Capital Management, Munder Capital Center, 480 Pierce Street, Birmingham, Michigan 48009-6063, Halbis Capital Management (USA) Inc, 452 Fifth Avenue, New York, New York 10018, Sinopia Asset Management, Immeuble Ile De France, 4, Palace de la Pyramide, Puteaux France, 92800, Halbis Capital Management (Hong Kong) Limited, Level 22, HSBC Main Building, 1 Queen’s Road Central, Hong Kong.

ITEM 29. MANAGEMENT SERVICES

Not applicable.

ITEM 30. UNDERTAKINGS

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement on Form N-lA (File No. 333-07647) (the “Registration Statement”) to be signed on its behalf by the undersigned, thereto duly authorized on the 23rd day of October, 2009.

HSBC INVESTOR FUNDS

By:	/s/Richard A. Fabietti
Richard A. Fabietti
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of the 23rd day of October, 2009.

/s/Richard A. Fabietti	/s/Martin R. Dean
Richard A. Fabietti President	Martin R. Dean Treasurer

Alan S. Parsow* Trustee	Larry M. Robbins* Trustee

Michael Seely* Trustee	Thomas F. Robards* Trustee

Stephen J. Baker* Trustee	Susan S. Huang* Trustee

Marcia L. Beck* Trustee

*/s/David J. Harris
David J. Harris

*David J. Harris, as attorney-in-fact pursuant to a power of attorney filed herewith.